AUXIER FOCUS FUND

INVESTOR SHARES

PROSPECTUS
November 1, 2009

INVESTMENT OBJECTIVE:
Long-term capital appreciation

Investment Adviser:

Auxier Asset Management LLC
5285 S.W. Meadows Road, Suite 333
Lake Oswego, OR 97035-2224

Account Information and Shareholder Services:

Attn:  Transfer Agent
Atlantic Fund Administration, LLC
P.O. Box 588
Portland, Maine 04112
 (877) 3-AUXIER
 (877) 328-9437

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This Prospectus offers A Shares of the Auxier Focus Fund (the “Fund”).  The Fund also offers Investor Shares which are not included in this Prospectus.

RISK/RETURN SUMMARY

Concepts to Understand

Common Stock means an ownership interest in a company and usually possesses voting rights and earns dividends.

Equity Security
means a security such as a common stock, preferred stock, or convertible security that represents an ownership interest in a company.

Growth Companies are companies that have exhibited an above average participation in expanding markets, increase in earnings over the past few years and that have strong, and sustainable earnings prospects.

Value Companies
are companies which the Adviser believes are undervalued relative to assets, earnings, growth potential or cash flows.

Market Capitalization means the total value of a company’s common stock in the stock market based on the stock’s market price

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation. The investment objective of the Fund may be changed without shareholder approval.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities that the Fund’s investment adviser, Auxier Asset Management LLC (“Adviser”), believes offer growth opportunities at a reasonable price.  The Adviser will pursue an investment blend of equity securities of growth companies and value companies. The Fund is not limited by a fixed allocation of assets to equity securities of either growth or value companies and depending upon the economic environment and judgment of the Adviser may invest in either growth companies or value companies to the exclusion of the other. The Adviser’s assessment of a security’s growth prospects and value (price) is based on several criteria, including:

•  price to earnings
•  price to cash flow
•  rate of earnings growth
•  consistency in past operating results
•  quality of management based on the Adviser’s research
•  present and projected industry position, based on the Adviser’s research

The Adviser’s research includes review of public information (such as annual reports), discussions with management, suppliers and competitors, and attending industry conferences.

Although the Fund may invest in companies of any size capitalization, the Fund may focus its investments in the common stock of medium to large U.S. companies (defined by the Adviser as companies with market capitalizations above $3 billion at the time of investment).

Certain sectors of the market are likely to be over-weighted compared to others because the Adviser focuses on sectors that it believes demonstrate the best fundamentals for growth at a reasonable price and value, which in the Adviser’s opinion, will be leaders in the U.S. economy. The sectors in which the Fund may be over-weighted will vary at different points in the economic cycle.

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The Fund may invest up to 20% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a domestic bank or similar financial institution.  ADRs are alternatives to the direct purchase of the foreign securities in their national markets and currencies.

The Fund intends to remain primarily invested in equity securities. However, the Fund may invest in short- and long-term debt securities and convertible debt securities of U.S. companies if the Adviser believes that a company’s debt securities offer more potential for long-term total return with less risk than an investment in the company’s equity securities.  The Fund may invest up to 25% of its net assets in lower-rated securities or comparable unrated securities (“junk bonds”) rated at the time of purchase BB/Ba or lower by Standard & Poor’s or Moody's or, unrated, but determined to be of comparable quality by the Adviser.  Junk bonds are subject to greater credit and market risk than higher-rated securities.

The Fund also may invest up to 25% of its net assets in fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by the Canadian government and its governmental agencies.  Some U.S. Government securities are supported by the full faith and credit of the U.S. Government Other U.S. Government securities issuers though chartered or sponsored by Acts of Congress, issue securities that are neither insured nor guaranteed by the U.S. Treasury.

The Fund may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security , provides the lender collateral which is marked to market in an amount equal to the value of the security borrowed, and assumes an obligation to the lender to deliver the identical security at a certain time in the future .    A short sale is “against the box” to the extent that the seller contemporaneously owns , or has the right to obtain securities identical to those sold short. When the Fund engages in short sales against - the - box it holds simultaneously a short and a long position.  If the price of the security sold short increases between the time of the short sale and the time the Fund must deliver the borrowed security to the lender , the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. The Fund will not make short sales if, as a result, more than 20% of the Fund’s net assets would be held as collateral for short sales.

The Fund typically sells a security when the Adviser’s research indicates that there has been a deterioration in the company’s fundamentals, such as changes in the company’s competitive position or a lack of management focus.  Company fundamentals are the factors reflective of a company's financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity.

The Fund does not intend to purchase or sell securities for short-term trading purposes. However, if the objective of the Fund would be better served, the Fund may engage in active trading of the Fund’s portfolio securities.

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Principal Investment Risks

In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The net asset value (“NAV”) of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks include:

Market Risk  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth, and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund’s share price to fall.

Management Risk  The Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objectives.  Regardless of  its active management, the Fund could underperform other mutual funds with similar investment objectives.

Company Risk  The NAV of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio.  The value of an individual company can be more volatile than the market as a whole.

Sector Risk If the Fund’s portfolio is over-weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over-weighted in that sector.  For example, the health care sector is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. As another example, financial services companies are subject to extensive government regulation, and changes or proposed changes in these regulations may adversely impact the industry. In addition, the profitability of companies in the financial services industries can also be significantly affected by the cost of capital, changes in interest rates and price competition.

Smaller Company Risk   If the Fund invests in smaller companies, an investment in the Fund may have the following additional risks:

•	Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available;
•
Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies;

•	Changes in the value of smaller company stocks may not mirror the fluctuation of the general market; and
•	More limited business activities, markets and financial resources make these companies more susceptible to economic or market setbacks.

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For these and other reasons, the prices of smaller capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

Equity Risk  Investing in equity securities entails risks. Large-cap company stocks may underperform other segments of the equity market or the equity market as a whole. In addition, common stocks are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders.

Value Stocks Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may go down. The Fund’s investments in value stocks may produce more modest gains than more aggressive stock funds.

Growth Stocks  Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate.  If expectations are not met, investors can punish the stocks, even if earnings do increase.

Foreign Risk  Investments in foreign securities involve greater risks than investing in domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities, and changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the value of the Fund’s foreign assets.  Foreign securities may be subject to greater fluctuations in price than domestic securities because foreign markets may be smaller and less liquid than domestic markets. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.  Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems and certain foreign brokerage commissions and custody fees may be higher than those charged in domestic markets.

Credit Risk  The value of your investment in the Fund may change in response to the credit ratings of the Fund’s portfolio securities.  The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund may deteriorate and cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid.

High Yield Securities Risk  Higher yielding debt securities of lower credit quality have greater credit risk than lower yielding securities with higher credit quality. High yield bonds or junk bonds tend to be less liquid than higher-rated bonds. This means that the Fund may experience

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difficulty selling the Fund’s investments at favorable prices. In addition, valuation of the Fund’s investments may become more difficult if objective market prices are unavailable. Investing in junk bonds generally involves significantly greater risks of loss of your money than an investment in investment grade fixed-income securities. Compared with issuers of investment grade fixed-income securities, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest.  The Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults.

Short Sale Risk The Fund may make short sales of securities or maintain a short position, in each case only against - the - box. In a short sale against - the - box, the Fund agrees to deliver at a future date a security that it either currently owns ( or has the right to acquire at a pre-set price) .  If the price of the security sold short increases between the time of the short sale and the time for delivering the borrowed security back to the lender, the Fund will effectively incur a loss equal to the difference between the price of the security at the time of the short sale (or the pre-set price at which it may be acquired) and its price at the time of the delivery.  If the price of the security declines during that same timeframe, the Fund will realize a similar gain.  In addition, t he Fund will incur transaction costs to open, maintain and close short sales against - the - box.

Temporary Defensive Position

In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits).  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure. The Fund may also invest in cash and such cash equivalents at anytime to maintain liquidity or pending selection of investments in accordance with it policies.

Who May Want to Invest in the Fund

The Fund may be suitable for:
•	Long-term investors seeking a fund with a growth investment strategy; or
•	Investors who can tolerate the greater risks associated with common stock investments.

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PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund’s returns as of December 31, 2008. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Investor Shares performance from year to year and by showing how the Fund’s average annual total returns for the periods compare to a broad measure of market performance.

The Fund acquired the assets and liabilities of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”) on December 10, 2004.  The Predecessor Fund maintained substantially similar investment objectives and investment policies to that of the Fund.  Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.  The Fund is a continuation of the Predecessor Fund. The performance of the Fund’s Investor Shares for the period prior to December 10, 2004 is that of the Predecessor Fund. The net expenses of the Fund’s Investor Shares are the same as the net expenses of the Predecessor Fund.

Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

Calendar Year Total Returns   The following chart shows the annual total returns of the Investor Shares for the past seven years.

                                 The calendar year to date total return as of September 30, 2009 was 19.35%.

During the periods shown in the chart, the highest quarterly return was 15.64% (for the quarter ended June 30, 2003); and the lowest quarterly return was –14.65% (for the quarter ended December 31, 2008).

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Average Annual Total Returns  The following table compares the Fund’s average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Investor Shares as of December 31, 2008, to the S&P 500 Index, the Fund’s benchmark.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2008)

Auxier Focus Fund – Investor Class	1 Year	5 Years	Since Inception
Return Before Taxes	(24.52)%	0.65%	4.16%
Return After Taxes on Distributions	(24.97)%	0.04%	3.58%
Return After Taxes on Distributions and Sale of Fund Shares	(15.33)%	0.59%	3.47%
S&P 500 Index	(37.00)%	(2.19)%	(2.89)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

The return after taxes may exceed the Fund's other returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index is a market value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index’s performance does not reflect the effect of fees, expenses or taxes.

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FEE TABLE

The following table describes the various fees and expenses that you may pay if you invest in Investor Shares of the Fund. Shareholder fees are charges you pay when buying or selling Investor Shares of the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund class’s assets and are factored into the Fund class’s share price rather than charged directly to your account.

Shareholder Fees (fees paid directly from your investment)	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee (1)(as a percentage of amount redeemed)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Investor Shares
Management Fees	1.35%
Distribution (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses(3)	1. 35%
Fee Waiver and Expense Reimbursement(4)	(0.00)%
Net Expenses	1. 35%

(1)	The Fund charges a 2.00% redemption fee on shares redeemed within 180 days after they are purchased, subject to limited exceptions. See “Selling Shares – Redemption Fee” for additional information.
(2)
Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Fund and pays all expenses of the Fund , including the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest, except certain compensation and expenses of the Trustees of Forum Funds, borrowing costs, taxes, brokerage costs, commissions, and extraordinary and non-recurring expenses.

(3)	Total Annual Operating Expenses have been restated to reflect current fees.
(4)
The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses (excluding   taxes, portfolio transaction expenses and extraordinary expenses) through October 31, 2010 to the   extent necessary to maintain the total annual operating expenses at 1.35% of the average daily net assets. The   contractual waivers may be changed or eliminated with the consent of the Board of Trustees of Forum Funds at   any time. Total annual operating expenses may increase if exclusions from the contractual waiver would apply.

Example:

The following is a hypothetical example intended to help you compare the cost of investing in the Fund’s Investor Shares to the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5%

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annual return, that the Fund’s Total Annual Fund Operating Expenses and Net Expenses (first year only) remain as stated in the table above (with the contractual waiver expiring at the end of the first year) and that distributions are reinvested.  Although your actual costs may be higher or lower, under these assumptions your costs would be:

Auxier Focus Fund Investor Class
1 Year	3 Years	5 Years	10 Years
$1 3 7	$4 27	$7 39	$1, 6 24

Your costs would be the same if you did not redeem your shares during the time periods indicated above.

MANAGEMENT

The Fund is a series of Forum Funds (the “Trust”), a registered open-end, management investment company (mutual fund).  The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the “Board”).  The Board meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund.  Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Fund’s Statement of Additional Information (“SAI”).

The Adviser

Auxier Asset Management LLC, (the “Adviser”) serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund. The Adviser is located at 5285 S.W. Meadows Road, Suite 333, Lake Oswego, OR 97035-2224. As of September 30, 2009, the Adviser managed approximately $355 million in assets. The Adviser receives an advisory fee of 1.35% of the average daily net assets of the Fund.  The Adviser uses the Management Fees to pay all expenses of the Fund except taxes, extraordinary expenses, independent trustee fees and expenses, brokerage fees and commissions, borrowing costs (including interest and dividend expenses on short sales) and distribution expenses.

A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund is included in the Fund’s semi-annual report for the six-months ended December 31, 2008.

J. Jeffrey Auxier, President and Chief Investment Officer of the Adviser since its inception in 1998, is responsible for the day-to-day management of the Fund.  He has been Portfolio Manager of the Fund (including Predecessor Fund) since its inception in 1999.  He is a graduate of the University of Oregon, and began his investment career in 1982. Mr. Auxier has extensive money management experience. As a portfolio manager with Smith Barney, Mr. Auxier managed money for high net worth clients on a discretionary basis from 1988 until he founded the Adviser in July 1998. In 1993, Mr. Auxier was designated a Smith Barney Senior Portfolio Management Director, the highest rank in the company’s Portfolio Management Program, and was chosen as the top Portfolio Manager from among 50 Portfolio Managers in the Smith Barney Consulting Group. In 1997 and 1998, Money magazine named him as one of their top ten brokers

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in the country. Mr. Auxier was a Senior Vice President with Smith Barney when he left to found the Adviser.

The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for inclusion of the Fund on mutual fund “supermarket” platforms, for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund.

Other Service Providers

Atlantic Fund Administration, LLC (“Atlantic”), provides certain administration, portfolio accounting and transfer agency services to the Fund and the Trust and supplies certain officers to the Trust. Atlantic provides the Fund with the Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer (“AMLCO”).

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”), acts as the Trust’s distributor in connection with the offering of Fund shares.  The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

The Distributor is not affiliated with the Adviser, or with Atlantic or their affiliates.

Fund Expenses

The Adviser pays for the Fund’s operating expenses except taxes, extraordinary expenses, independent trustee fees and expenses, brokerage fees and commissions, borrowing costs (including interest an dividend expenses on short sales) and distributions.  Expenses of the Fund’s Investor S hares consist of its own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust.  If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. The Adviser may waive all or any portion of its fees and/or reimburse certain expenses of the Fund.  Any fee waiver or expense reimbursement increases investment performance of the Fund and/or its applicable share classes for the period during which the waiver or reimbursement is in effect. Current fee waivers/expense reimbursements are reflected in the section titled “Fee Tables.”

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YOUR ACCOUNT

How to Contact the Fund

On the internet at:
www.auxierasset.com

Write to us at:
Auxier Focus Fund
P.O. Box 588
Portland, Maine 04112

Overnight Address:
Auxier Focus Fund
c/o Atlantic Fund Administration, LLC
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Telephone us at:
877-328-9437 (Toll Free)

Email us at:
auxierasset.ta@atlanticfundadmin.com

Wire investments (or ACH payments):
Please contact the transfer agent at 877-328-9437 to obtain the ABA routing number and the account number for the Fund.

General Information

You may purchase or sell (redeem) the Fund’s shares at the NAV, next calculated after the transfer agent or an authorized agent of the Fund receives your request in proper form (as described in this Prospectus on pages 15 through 20). For instance, if the transfer agent receives your purchase request in proper form after the time the Fund’s NAV is calculated on a business day, your transaction will be priced at the next business day’s NAV.  The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements from the Fund detailing balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone redemption privileges.

When and How NAV is Determined  The Fund calculates its NAV as of the close of trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern Time on each weekday except days when the NYSE is closed.  The schedule of holidays when the NYSE is closed is below.  Under unusual circumstances, the Fund may calculate its NAV when the NYSE is closed if deemed appropriate by the Trust’s officers .  The time at which the NAV is calculated may change in case of an emergency.

The Fund’s NAV is determined by taking the market value of the Fund’s total assets, subtracting the liabilities and then dividing the results (net assets) by the number of the Fund’s shares outstanding.  If the Fund invests in securities that trade in foreign securities markets on days

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other than a Fund business day, the value of the Fund’s portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value other than short-term securities which are valued at amortized cost.  Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE, normally 4:00 p.m. Eastern Time on each Fund business day.  In the absence of sales, such securities are valued at the mean of the last bid and asked price.  Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price.  Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end registered investment companies are valued at their NAV.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early; (2) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.  The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable.

 The Board has delegated fair value determinations to a Valuation Committee consisting of a member of the Board, the President or Treasurer , a representative of the Fund’s fund accountant and, if needed, a portfolio manager or a senior representative of the Adviser, when the Fund’s securities require fair valuation.  If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Fair valuation may be based on subjective factors, and as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold.  Fair valuation could result in a different NAV than a NAV determined by using market quotations.

The Fund’s investment in securities of smaller companies is more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies.  Similarly, the Fund’s investment in foreign securities is more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities.  The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

NYSE Holiday Schedule The NYSE is open every weekday, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in

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September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent the Fund’s portfolio investments trade in markets on days when that Fund is not open for business, the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which that Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the primary trading markets for the Fund may close early on the day before certain holidays and the day after Thanksgiving.

Payments to Financial Intermediaries   The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities when approved by the Fund (collectively, “financial intermediaries”) to accept purchase, redemption and exchange orders on the Fund’s behalf.

The Fund and its affiliates (at their own expense) may pay compensation to such financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency, recordkeeping and shareholder communication services.  For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund platform sponsor or similar program sponsor or for services provided in connection with such platforms and programs.

The amount of compensation paid to different financial intermediaries may differ.  The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.  To the extent that the Fund pays (a portion) of such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund or its transfer agent.  To the extent a Fund affiliate pays such compensation, it would likely include amounts from that affiliate’s own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares.  For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses.  It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential

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investments.  Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

If you invest through a broker or other financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund.  Among other things, such financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying (selling) Fund shares.  You should consult your broker or other representative of your financial intermediary for more information.

Anti-Money Laundering Program  Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal Law.  The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  In this regard, the Fund reserves the right, to the extent permitted by law, (i) to refuse, cancel or rescind any purchase order or (ii) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority or applicable law.  If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings  A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI.

Buying Shares

How to Make Payments  Unless purchased through a third-party financial institution, all investments must be made by check, ACH  or wire.  All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions.  In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures adopted on behalf of the Fund, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check).  The Fund and the Adviser also reserve the right to accept in-kind contributions of securities in exchange for shares of the Fund.

Checks  Checks must be made payable to “Auxier Focus Fund”.  For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) or Uniform Transfers to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “Auxier Focus Fund.” A $20 charge may be imposed on any returned checks.

ACH  Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires  Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us.  Your financial institution may charge you a fee for this service.

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Minimum Investments  The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$5,000	$50
Retirement Accounts	$3,000	$50

If deemed appropriate by the Trust officers, the Fund may waive investment minimum requirements.

Account Application and Customer Identity Verification  To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, tax identification number, physical street address, date of birth, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser.  If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application and investment amount.  Once your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion.  If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any redemption fees assessed. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

Policy on Prohibition on Foreign Shareholders  The Fund requires that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Fund.

Limitations on Frequent Purchases The Board has adopted policies with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  It is the Fund’s policy to discourage short-term trading.  Frequent trading in the Fund, such as by traders seeking short-term profits from market momentum, time zone arbitrage, and other timing strategies that may interfere with the management of the Fund’s portfolio and result in increased administrative and

15

brokerage costs and a potential dilution in the value of Fund shares.  As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund does not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent.  These transactions are analyzed for offsetting purchases within a pre-determined period of time.  If frequent trading trends are detected, an appropriate course of action is taken.  The Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

In addition, the sale of the Fund’s A Shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed within 180 days of purchase.  See “Selling Shares – Redemption Fee” for additional information.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions.  As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

The Fund’s investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the NAV of the Fund’s shares.  The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV.  These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares.  Although the Fund may fair value foreign securities in such instances and not withstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares.  There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The investment in securities of smaller companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants)	• Instructions must be signed by all persons required to sign exactly as their names appear on the account
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits	• Depending on state laws, you can set up a custodial account under UGMA or UTMA • The custodian must sign instructions in a manner indicating custodial capacity

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Corporations/Other
•  The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and corporate resolution or secretary’s certificate.

Trusts	• The trust must be established before an account may be opened • The Trust should provide the first and signature pages from the trust documents identifying the trustees

Investment Procedures

How to Open an Account	How to Add to Your Account
Through your Financial Institution • Contact your adviser using the method that is most convenient for you	Through your Financial Institution • Contact your adviser using the method that is most convenient for you
By Check
•  Call or write us or visit www.auxierasset.com for an account application
•  Complete the application (and other required documents, if applicable)
•  Mail us your original application (and other required documents, if applicable) and a check
By Check • Fill out an investment slip from a confirmation or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and the check
By Wire
•  Call or write us or visit www.auxierasset.com for an account application
•  Complete the application (and other required documents, if applicable)
•  Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number
•  Mail us your original application (and other required documents, if applicable)
•  Instruct your U.S. financial institution to wire your money to us
By Wire • Instruct your U.S. financial institution to wire your money to us

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By ACH Payment
•  Call or write us or visit www.auxierasset.com for an account application
•  Complete the application (and other required documents, if applicable)
•  Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number
•  Mail us your original application (and other required documents, if applicable)
•  We will electronically debit your purchase proceeds from the financial institution account identified on your account application
•  Purchases are limited to $25,000 per day

By ACH Payment
•  Call to request a purchase by ACH payment
•  We will electronically debit your purchase proceeds from the financial institution identified on your account application
•  Purchases are limited to $25,000 per day

By Internet
www.auxierasset.com
•  Log on to our Web site
•  Select “Account Opening”
•  Complete the application online
•  Accept the terms of the online application
•  Account opening amount limited
to $25,000
•  We will electronically debit your purchase proceeds from the financial institution account identified on your account application

By Internet
www.auxierasset.com
•  Log on to our Web site
•  Select “Account Access”
•  Provide the following information:
•  Your user ID
•  Your password
•  Select Transaction/Purchase menu option
•  Follow the instructions provided
•  Subsequent only purchases are limited to $25,000 per day
•  We will electronically debit your purchase proceeds from the financial institution account identified on your account application

Systematic Investments  You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month.  Payments for systematic investments are automatically debited from your designated savings or checking account via ACH.  Systematic investments must be for at least $50 per occurrence.

Canceled or Failed Payments  The Fund accepts checks and ACH transfers at full value subject to collection.  If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within 2 business days of notification from your bank that your funds did not clear.  You will be responsible for any actual  losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement.  The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

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Selling Shares

The Fund processes redemption orders received in good order at the next calculated NAV. Under normal circumstances, the Fund will send redemption proceeds to you within a week.  If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Institution
•  Contact your adviser by the method that is most convenient for you
By Mail
•  Prepare a written request including:
•  Your name(s) and signature(s)
•  Your account number
•  The Fund name and class
•  The dollar amount or number of shares you want to sell
•  How and where to send the redemption proceeds
•  Obtain a signature guarantee (if required)
•  Obtain other documentation (if required)
•  Mail us your request and documentation
By Telephone
•  Call us with your request (unless you declined telephone redemption privileges on your account application)
•  Provide the following information:
•  Your account number
•  Exact name(s) in which the account is registered
•  Additional form of identification
•  Redemption proceeds will be mailed to you by check or electronically credited to your account at the financial institution identified on your account application
By Internet www.auxierasset.com
•  Log on to our Web site (unless you declined Internet trading privileges on your account application)
•  Select “Account Access”
•  Provide the following information:
•  Your user ID
•  Your password
•  Select the “Transaction/Redemption” menu option
•  Follow the instructions provided
•  Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application
Systematically
•  Complete the systematic withdrawal section of the application
•  Attach a voided check to your application
•  Mail us your original completed application
•  Redemption proceeds will be mailed to you by check or electronically credited to your account at the financial institution identified on your account application

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Wire Redemption Privileges  You may redeem your shares by wire unless you declined wire redemption privileges on your account application.  The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges  You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application.  You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals You may establish a systematic withdrawal plan to automatically redeem a specified amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month.  These payments are sent from your account by check to your address of record, or if you so designate, to your  bank account by ACH payment.  Systematic withdrawals must be for at least $250 per occurrence.

Signature Guarantee Requirements  To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee.  A Medallion Signature Guarantee verifies the authenticity of your signature.  You can obtain a Medallion Signature Guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a Medallion Signature Guarantee for each shareholder, for any of the following:

•	Written requests to redeem $100,000 or more
•	Changes to a shareholder’s record name or account registration
•	Paying redemption proceeds from an account for which the address has changed within the last 30 days
•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record
•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
•	Adding or changing ACH or wire instructions or telephone redemption or exchange options, or any other election in connection with your account

The transfer agent reserves the right to require a Medallion Signature Guarantee on all redemptions.

Redemption Fee  The Fund’s Investor Shares are subject to a redemption fee of 2.00% of the current NAV of shares redeemed within 180 days from the date of purchase.  The fee is charged for the benefit of the Fund’s remaining shareholders and will be paid to the Fund to help offset transaction costs.  To calculate redemption fees, the Fund uses the first-in, first-out (“FIFO”) method to determine the holding period.  Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account.

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The following are limited exceptions to the imposition of the redemption fee:
•	Redemptions in a deceased shareholder account if such an account is registered in the deceased’s name
•	Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)
•	Redemptions of shares purchased through a dividend reinvestment program
•	Redemptions pursuant to a systematic withdrawal plan
•	Redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code (“IRC”) or a plan operating consistent with Section 403(b) of the IRC.

In addition, the Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.

If a financial institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the financial institution’s account by the Fund.  Certain financial institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated).  Customers purchasing shares through a financial institution should contact the institution or refer to the customer’s account agreement or plan document for information about how the redemption fee for transactions for the financial institution’s account or the customer’s account is treated and about the availability of exceptions to the imposition of the redemption fee.

Small Accounts  If the value of your account falls below $2,000, the Fund may ask you to increase your balance.  If the account value is still below $2,000 after 60 days, the Fund retains the right to close your account and send you the proceeds.  The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Redemptions In Kind  Pursuant to an election filed with the Securities and Exchange Commission (the “SEC”), the Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash.  To the extent a Fund shareholder redeems its Fund holdings in-kind, the shareholder assumes any risk of the market price of such securities fluctuating.  In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund.  Please see the Statement of Additional Information for more detail on redemptions in kind.

Lost Accounts  The transfer agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address.  When an account is “lost”, all distributions on the account will be reinvested in additional Fund shares.  In addition, the amount of any outstanding (unpaid for six months or more) checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in an account until the transfer agent locates you or escheats the funds to the state of your last known address.

21

Retirement Accounts

You may invest in Fund shares through an IRA account, including traditional and Roth IRAs also known as “Qualified Retirement Accounts.” The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

OTHER INFORMATION

Distributions and Dividend Reinvestments

The Fund declares distributions from net investment income and pays those distributions annually.  Any net capital gain realized by the Fund will be distributed at least annually.

Most investors have their dividends reinvested in additional shares of the same class of a Fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains mailed to you or sent directly to your bank account.  If you do not elect to have the proceeds reinvested, and the dividend or capital gain amount is less than $10, your proceeds will be automatically reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains may be reinvested. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.

Taxes

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash.  The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income.  The Fund’s distributions of net long-term capital gain (if any) are taxable to you as long-term capital gain, regardless of how long you have held your shares. Generally, the Fund’s distributions will consist primarily of long-term capital gain.  Distributions may also be subject to certain state and local taxes.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) through 2010.  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and the Fund’s distribution of net investment income reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to these

22

distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale of Fund shares is generally a taxable transaction for Federal income tax purposes.  You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares.  Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Rather, any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year.  For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Organization

The Trust is a Delaware statutory trust.  The Fund does not expect to hold shareholders’ meetings unless required by Federal or Delaware law.  Shareholders of each series of the Trust, including the Fund, are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund).  From time to time, large shareholders may control the Fund or the Trust.

23

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the financial performance of the Fund for the past 5 years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.  The information for the year ended June 30, 2009 has been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

	Year Ended June 30,
	2009(a)	2008	2007	2006	2005
Selected Data for a Single Share
Beginning Net Asset Value Per Share	$14.22	$17.06	$14.76	$14.64	$13.74
Investment Operations
Net investment income (b)	0.19	0.18	0.38	0.21	0.15
Net realized and unrealized gain (loss) on investments	(1.77)	(2.24)	2.66	0.30	1.08
Total from Investment Operations	(1.58)	(2.06)	3.04	0.51	1.23
Distributions to Shareholders From
Net investment income	(0.16)	(0.31)	(0.27)	(0.18)	(0.08)
Net realized gain on investments	(0.32)	(0.47)	(0.47)	(0.21)	(0.25)
Total Distributions to Shareholders	(0.48)	(0.78)	(0.74)	(0.39)	(0.33)
Redemption Fee (b)	- (c)	- (c)	- (c)	- (c)	- (c)
Ending Net Asset Value Per Share	$12.16	$14.22	$17.06	$14.76	$14.64
Total Return (c) (d)	(10.92)%	(12.56)%	21.11%	3.44%	9.01%
Ratios/Supplementary Data
Net Assets at End of Period (000’s omitted)	$84,660	$103,664	$116,774	103,642	$96,395
Ratios to Average Net Assets
Net investment income	1.53%	1.10%	2.40%	1.44%	1.09%
Net expenses	1.35%	1.35%	1.35%	1.35%	1.35%
Gross expenses (d)	1.35%	1.36%	1.36%	1.36%	1.35%
Portfolio Turnover Rate	24%	19%	16%	28%	28%

(a)
Effective November 1, 2008, C Shares were reclassified as Investor Shares.  For the Period July 1, 2008 through November 1, 2008, total return for C Shares was (12.68)%.  For the aforementioned period, the annualized gross expenses and net expenses ratios were 2.35% and 2.10%, respectively.

(b)	Calculated based on average shares outstanding for the period.
(c)	Less than $0.01 per share.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

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AUXIER FOCUS FUND

For More Information

Annual/Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual/semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this prospectus.

Contacting the Fund
You may obtain free copies of the Fund’s annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Auxier Focus Fund
P.O. Box 588
Portland, Maine 04112
 (877) 328-9437 (toll free)

The prospectus, SAI and annual reports are made available on the Fund’s website at www.auxierasset.com.  The semi-annual reports are not posted because only the Fund’s most frequently requested literature is made available.

Securities and Exchange Commission Information
You can also review and copy the Fund’s annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”).  The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  You may obtain copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the SEC’s website at www.sec.gov.

Distributor
Foreside Fund Services, LLC
www.foreside.com

Investment Company Act File No. 811-3023
204-PRU1-1109

AUXIER FOCUS FUND

A SHARES

PROSPECTUS
November 1, 2009

INVESTMENT OBJECTIVE:
Long-term capital appreciation

Investment Adviser:

Auxier Asset Management LLC
5285 S.W. Meadows Road, Suite 333
Lake Oswego, OR 97035-2224

Account Information and Shareholder Services:

Attn:  Transfer Agent
Atlantic Fund Administration, LLC
P.O. Box 588
Portland, Maine 04112
 (877) 3-AUXIER
 (877) 328-9437

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY

This Prospectus offers A Shares of the Auxier Focus Fund (the “Fund”).  The Fund also offers Investor Shares which are not included in this Prospectus.

Concepts to Understand

Common Stock means an ownership interest in a company and usually possesses voting rights and earns dividends.

Equity Security
means a security such as a common stock, preferred stock, or convertible security that represents an ownership interest in a company.

Growth Companies are companies that have exhibited an above average participation in expanding markets, increase in earnings over the past few years and that have strong, and sustainable earnings prospects.

Value Companies
are companies which the Adviser believes are undervalued relative to assets, earnings, growth potential or cash flows.

Market Capitalization means the total value of a company’s common stock in the stock market based on the stock’s market price

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation. The investment objective of the Fund may be changed without shareholder approval.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities that the Fund’s investment adviser, Auxier Asset Management LLC (“Adviser”), believes offer growth opportunities at a reasonable price.  The Adviser will pursue an investment blend of equity securities of growth companies and value companies. The Fund is not limited by a fixed allocation of assets to equity securities of either growth or value companies and depending upon the economic environment and judgment of the Adviser may invest in either growth companies or value companies to the exclusion of the other. The Adviser’s assessment of a security’s growth prospects and value (price) is based on several criteria, including:

•  price to earnings
•  price to cash flow
•  rate of earnings growth
•  consistency in past operating results
•  quality of management based on the Adviser’s research
•  present and projected industry position, based on the Adviser’s research

The Adviser’s research includes review of public information (such as annual reports), discussions with management, suppliers and competitors, and attending industry conferences.

Although the Fund may invest in companies of any size capitalization, the Fund may focus its investments in the common stock of medium to large U.S. companies (defined by the Adviser as companies with market capitalizations above $3 billion at the time of investment).

Certain sectors of the market are likely to be over-weighted compared to others because the Adviser focuses on sectors that it believes demonstrate the best fundamentals for growth at a reasonable price and /or value, which the Adviser’s opinion will be leaders in the U.S. economy.

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The sectors in which the Fund may be over-weighted will vary at different points in the economic cycle.

The Fund may invest up to 20% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”).  ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a domestic bank or similar financial institution.  ADRs are alternatives to the direct purchase of the foreign securities in their national markets and currencies.

The Fund intends to remain primarily invested in equity securities.  However, the Fund may invest in short- and long-term debt securities and convertible debt securities of U.S. companies if the Adviser believes that a company’s debt securities offer more potential for long-term total return with less risk than an investment in the company’s equity securities.  The Fund may invest up to 25% of its net assets in lower-rated securities or comparable unrated securities (“junk bonds”) rated at the time of purchase BB/Ba or lower by Standard & Poor’s or Moody's or, unrated, but determined to be of comparable quality by the Adviser.  Junk bonds are subject to greater credit and market risk than higher-rated securities.

The Fund also may invest up to 25% of its net assets in fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by the Canadian Government and its governmental agencies.  Some U.S. Government securities are supported by the full faith and credit of the U.S. Government. Other U.S. Government securities issuers though chartered or sponsored by Acts of Congress, issue securities are that neither insured nor guaranteed by the U.S. Treasury.

The Fund may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security, provides the lender collateral which is marked to market in an amount equal to the value of the security borrowed, and assumes an obligation to the lender to deliver the identical security at a certain time in the future. ..  A short sale is “against-the-box” to the extent that the seller contemporaneously owns, or has the right to obtain securities identical to those sold short. When the Fund engages in short sales against–the-box it holds simultaneously a short and a long position. If the price of the security sold short increases between the time of the short sale and the time the Fund must deliver the borrowed security to the lender, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. The Fund will not make short sales if, as a result, more than 20% of the Fund’s net assets would be held as collateral for short sales.

The Fund typically sells a security when the Adviser’s research indicates that there has been deterioration in the company’s fundamentals, such as changes in the company’s competitive position or a lack of management focus.  Company fundamentals are the factors reflective of a company's financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity.

The Fund does not intend to purchase or sell securities for short-term trading purposes. However, if the objective of the Fund would be better served, the Fund may engage in active trading of the Fund’s portfolio securities.

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Principal Investment Risks

In general, stock values are affected by activities specific to a company as well as general market, economic and political conditions. The net asset value (“NAV”) of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks include:

Market Risk  Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth, and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund’s share price to fall.

Management Risk  The Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objectives. Regardless of its active management, the Fund could underperform other mutual funds with similar investment objectives.

Company Risk  The NAV of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

Sector Risk  If the Fund’s portfolio is over-weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over-weighted in that sector.  For example, the health care sector is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. As another example, financial services companies are subject to extensive government regulation, and changes or proposed changes in regulation may adversely impact the industry. In addition, the profitability of companies in the financial services industries can be significantly affected by the cost of capital, changes in interest rates and price competition.

Smaller Company Risk  If the Fund invests in smaller companies, an investment in the Fund may have the following additional risks:
•	Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available;
•
 Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies;

•	Changes in the value of smaller company stocks may not mirror the fluctuation of the general market; and
•	More limited business activities, markets and financial resources make these companies more susceptible to economic or market setbacks.

For these and other reasons, the prices of smaller capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect

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these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

Equity Risk  Investing in equity securities entails risks. Large-cap company stocks may underperform other segments of the equity market or the equity market as a whole. In addition, common stocks are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders.

Value Stocks  Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may go down. The Fund’s investments in value stocks may produce more modest gains than more aggressive stock funds.

Growth Stocks  Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate.  If expectations are not met, investors can punish the stocks, even if earnings do increase.

Foreign Risk  Investments in foreign securities involve greater risks than investing in domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities, and changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the value of the Fund’s foreign assets.  Foreign securities may be subject to greater fluctuations in price than domestic securities because foreign markets may be smaller and less liquid than domestic markets. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.  Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems and certain foreign brokerage commissions and custody fees may be higher than those charged in domestic markets.

Credit Risk  The value of your investment in the Fund may change in response to the credit ratings of the Fund’s portfolio securities.  The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund may deteriorate and cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid.

High Yield Securities Risk  Higher yielding debt securities of lower credit quality have greater credit risk than lower yielding securities with higher credit quality. High yield bonds or junk bonds tend to be less liquid than higher-rated bonds. This means that the Fund may experience difficulty selling the Fund’s investments at favorable prices. In addition, valuation of the Fund’s investments may become more difficult if objective market prices are unavailable. Investing in junk bonds generally involves significantly greater risks of loss of your money than an investment in investment grade fixed-income securities. Compared with issuers of investment grade fixed-income securities, junk bonds are more likely to encounter financial difficulties and

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to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest. The Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults.

Short Sale Risk  The Fund may make short sales of securities or maintain a short position, in each case only against-the-box. In a short sale against-the-box, the Fund agrees to deliver at a future date a security that it either currently owns or has the right to acquire at a pre-set price. If the price of the security sold short increases between the time of the short sale and the time for delivering the borrowed security back to the lender, the Fund will effectively incur a loss equal to the difference between the price of the security at the time of the short sale (or the pre-set price at which it may be acquired) and its price at the time of the delivery.  If the price of the security declines during that same timeframe, the Fund will realize a similar gain.  In addition, the Fund will incur transaction costs to open, maintain and close short sales against-the-box.

Temporary Defensive Position

In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits).  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure. The Fund may also invest in cash and such cash equivalents at anytime to maintain liquidity or pending selection of investments in accordance with it policies.

Who May Want to Invest in the Fund

The Fund may be suitable for:
•	Long-term investors seeking a fund with a growth investment strategy; or
•	Investors who can tolerate the greater risks associated with common stock investments.

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PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund’s returns as of December 31, 2008. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns for the periods shown compared to a broad measure of market performance.

The Fund acquired the assets and liabilities of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”) on December 10, 2004. The Predecessor Fund maintained substantially similar investment objectives and investment policies to that of the Fund.  Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds. The Fund is a continuation of the Predecessor Fund. The performance of the Fund’s Investor Shares for the period prior to December 10, 2004 is that of the Predecessor Fund. The net expenses of the Fund’s Investor Shares are the same as the net expenses of the Predecessor Fund. A Shares commenced operations on July 8, 2005. As such, the return shown for the periods prior to commencement of the A Shares is of that of the Fund’s Investor Shares, which are not offered in this Prospectus. A Shares have different annual operating expenses, distribution fees and/or sale charges. Their performance varies from the performance of the Investor Shares.

Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

Calendar Year Total Returns   The following chart shows the annual total return of A Shares for 2006, 2007 and 2008. For the calendar year 2005, the performance is a blend of A Shares and Investor Shares: performance for the period from January 1, 2005 to July 7, 2005 is that of Investor Shares and from July 8, 2005 to December 30, 2005 is that of A Shares. Prior years’ performance is that of the Investor Shares. Sales loads or redemption fees are not reflected in the bar chart. If these amounts were reflected the annual total returns would be less than that shown.

The calendar year-to-date total return as of September 30, 2009 was 19.34%.

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During the period shown in the chart the highest quarterly return was 15.64% (for the quarter ended June 30, 2003); and the lowest quarterly return was -14.64% (for the quarter ended December 31, 2008).

Average Annual Total Returns  The following table compares the Fund’s A Shares average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and the sale of A Shares as of December 31, 2008, to the S&P 500 Index, the Fund’s benchmark.  Performance Information for A Shares reflects the deduction of the maximum sales load.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2008)

Auxier Focus Fund	1 Year	5 Years (1)	Since Inception (1)
A Shares – Return Before Taxes	(28.89)%	(0.52)%	3.52%
A Shares – Return After Taxes on Distributions	(29.32)%	(1.13)%	2.94%
A Shares – Return After Taxes on Distributions and Sale of Fund Shares	(18.21)%	(0.40)%	2.90%
S&P 500 Index	(37.00)%	(2.19)%	(2.89)%

(1)
A Shares commenced operations on July 8, 2005.  Performance for the 5-year period and the Since Inception periods are blended average annual returns which include the returns of Investor Shares prior to the commencement of operations of A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

The return after taxes may exceed the Fund's other returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index’s performance does not reflect the effect of fees, expenses or taxes.

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FEE TABLE

The following table describes the various fees and expenses that you may pay if you invest in A Shares of the Fund. Shareholder fees are charges you pay when buying or selling the shares. Operating expenses, which include fees of the Adviser, are paid out of a Fund class’s assets and are factored into a Fund class’s share price rather than charged directly to your account.

Shareholder Fees (fees paid directly from your investment)	A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price) (1) (2)	5.75%
Maximum Contingent Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the lesser of the sale price or cost)(3)	1.00%
Redemption Fee (as a percentage of amount redeemed) (4)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	A Shares
Management Fees	1.35%
Distribution (12b-1) Fees(5)	0.25%
Other Expenses(6)	0.00%
Total Annual Fund Operating Expenses(7)	1.60%
Fee Waiver and Expense Reimbursement(8)	(0.25)%
Net Expenses	1.35%

(1)	Because of rounding of the calculation in determining sales charges, the charges may be more or less than shown in the table.
(2)	No initial sales charge is applied to purchases of $1 million or more.
(3)
 A Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares purchased without an initial sales charge and redeemed less than one year after they are purchased.  The Fund waives this fee for mandatory retirement withdrawals and for its systematic withdrawal plan.

(4)	The Fund charges a redemption fee of 2.00% on shares redeemed within 180 days after they are purchased, subject to limited exceptions. See “Selling Shares – Redemption Fee” for additional information.
(5)
 The Fund’s Class A Shares has adopted a Rule 12b-1 Plan to pay for the distribution of fund shares and for services provided to shareholders. The Plan provides for payments at annual rates (based on average net assets) of up to 0.25%.

(6)
 Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Fund and pays all expenses of the Fund, including the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest, except any expenses the Fund is authorized to pay under Rule 12b-1, certain compensation and expenses of the Trustees of Forum Funds, borrowing costs, taxes, brokerage costs, commissions, and extraordinary and non-recurring expenses.

(7)	Total Annual Operating Expenses have been restated to reflect current expenses.
(8)
The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) through October 31, 2010 to the extent necessary to maintain the total annual operating expenses at 1.35% of the average daily net assets of the A Shares of the Forum Funds. The contractual waivers may be changed or eliminated with the consent of the Board of Trustees of Forum Funds at anytime.  Total Annual Operating Expenses may increase if exclusions from the contractual waiver would apply.

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Example:

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that a Fund class’s Net Expenses (first year only) and Total Annual Fund Operating Expenses remain as stated in the previous table (with the contractual waivers expiring at the end of the first year) and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Auxier Focus Fund A Shares
1 Year	3 Years	5 Years	10 Years
$704	$1,028	$1,373	$2,346

Your costs would be the same if you did not redeem your shares during the time periods indicated above.

MANAGEMENT

The Fund is a series of Forum Funds (the “Trust”), a registered open-end, management investment company (mutual fund).  The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the “Board”).  The Board meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund.  Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Fund’s Statement of Additional Information (“SAI”).

The Adviser

Auxier Asset Management LLC, (the “Adviser”) serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund. The Adviser is located at 5285 S.W. Meadows Road, Suite 333, Lake Oswego, OR 97035-2224.  As of September 30, 2009, the Adviser managed approximately $355 million in assets.  The Adviser receives an advisory fee of 1.35% of the average daily net assets of the Fund.  The Adviser uses the Management Fees to pay all expenses of the Fund except taxes, extraordinary expenses, independent trustee fees and expenses, brokerage fees and commissions, borrowing costs (including interest and dividend expenses on short sales) and Rule 12b-1 expenses.  For the fiscal year ended June 30, 2009, the Adviser waived a portion of its fee.
A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund is included in the Fund’s semi-annual report for the six-months ended December 31, 2008.

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J. Jeffrey Auxier, President and Chief Investment Officer of the Adviser since its inception in 1998, is responsible for the day-to-day management of the Fund.  He has been Portfolio Manager of the Fund (including Predecessor Fund) since its inception in 1999.  He is a graduate of the University of Oregon, and began his investment career in 1982.  Mr. Auxier has extensive money management experience.  As a Portfolio Manager with Smith Barney, Mr. Auxier managed money for high net worth clients on a discretionary basis from 1988 until he founded the Adviser in July 1998.  In 1993, Mr. Auxier was designated a Smith Barney Senior Portfolio Management Director, the highest rank in the company’s Portfolio Management Program, and was chosen as the top Portfolio Manager from among 50 Portfolio Managers in the Smith Barney Consulting Group.  In 1997 and 1998, Money magazine named him as one of their top ten brokers in the country.  Mr. Auxier was a Senior Vice President with Smith Barney when he left to form the Adviser.

The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for inclusion of the Fund on mutual fund “supermarket” platforms providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund.

Other Service Providers

Atlantic Fund Administration, LLC (“Atlantic”), provides certain administration, portfolio accounting and transfer agency services to the Fund and the Trust, and supplies certain officers to the Trust. Atlantic provides the Fund with the Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer (“AMLCO”).

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”) acts as the Trust’s distributor in connection with the offering of Fund shares.  The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

The Distributor is not affiliated with the Adviser, or with Atlantic or their affiliates.

Fund Expenses

The Adviser pays for the Fund’s operating expenses except taxes, extraordinary expenses, independent trustee fees and expenses, brokerage fees and commissions, borrowing costs (including interest and dividend expenses) and distribution (12b-1).  Expenses of the Fund’s A Shares include that class’s own expenses as well as Trust expenses that are allocated among the Fund, and other funds of the Trust. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. The Adviser may waive all or any portion of its fees and reimburse certain expenses of the Fund.  Any fee

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waiver or expense reimbursement increases investment performance of the Fund and/or its applicable share classes for the period during which the waiver or reimbursement is in effect. Current fee waivers/expense reimbursements are reflected in the section titled “Fee Tables.”

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YOUR ACCOUNT

How to Contact the Fund

On the internet at:
www.auxierasset.com

Write to us at:
Auxier Focus Fund
P.O. Box 588
Portland, Maine 04112

Overnight Address:
Auxier Focus Fund
c/o Atlantic Fund Administration, LLC
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Telephone us at:
877-328-9437 (Toll Free)

Email us at:
auxierasset.ta@atlanticfundadmin.com

Wire investments (or ACH payments):
Please contact the transfer agent at 877-328-9437 to obtain the ABA routing number and the account number for the Fund.

General Information

You may purchase or sell (redeem) the Fund’s shares at the NAV, next calculated after the transfer agent or an authorized agent of the Fund receives your request in proper form (as described in this Prospectus on pages 17 through 20). For instance, if the transfer agent receives your purchase request in proper form after the time the Fund’s NAV is calculated on a business day, your transaction will be priced at the next business day’s NAV.  The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements from the Fund detailing balances and all transactions completed during the prior quarter and a confirmation of each transaction.  Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone redemption privileges.

When and How NAV is Determined  The Fund calculates its NAV as of the close of trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time on each weekday except days when the NYSE is closed.  The schedule of holidays when the NYSE is closed is below. Under unusual circumstances, the Fund may calculate its NAV when the NYSE is closed if deemed appropriate by the Trust’s officers. The time at which the NAV is calculated may change in case of an emergency

The Fund’s NAV is determined by taking the market value of the Fund’s total assets, subtracting the liabilities, and then dividing the result (net assets) by the number of the Fund’s shares outstanding.  If the Fund invests in securities that trade in foreign securities markets on days other than a Fund business day, the value of the Fund’s portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

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The Fund values securities for which market quotations are readily available at current market value other than short-term securities, which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE, normally 4:00 p.m. Eastern Time on each Fund business day.  In the absence of sales, such securities are valued at the mean of the last bid and asked price.  Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price.  Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end registered investment companies are valued at their NAV.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early; (2) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.  The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable.

The Board has delegated fair value determinations to a Valuation Committee consisting of a member of the Board, the President or Treasurer, a representative of the Fund’s fund accountant and, if needed, a portfolio manager or a senior representative of the Adviser, when the Fund’s securities require fair valuation. If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Fair valuation may be based on subjective factors, and as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold.  Fair valuation could result in a different NAV than a NAV determined by using market quotations.

The Fund’s investment in securities of smaller companies is more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies.  Similarly, the Fund’s investment in foreign securities is more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities.  The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

NYSE Holiday Schedule The NYSE is open every weekday, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

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To the extent the Fund’s portfolio investments trade in markets on days when that Fund is not open for business, the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which that Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the primary trading markets for the Fund may close early on the day before certain holidays and the day after Thanksgiving.

Payments to Financial Intermediaries  The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities when approved by the Fund (collectively, “financial intermediaries”) to accept purchase, redemption and exchange orders on the Fund’s behalf.

The Fund and its affiliates (at their own expense) may pay compensation to such financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency, recordkeeping and shareholder communication services.  For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund platform sponsor or similar program sponsor or for services provided in connection with such platforms and programs.

The amount of compensation paid to different financial intermediaries may differ.  The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.  To the extent that the Fund pays (a portion) of such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund or its transfer agent.  To the extent a Fund affiliate pays such compensation, it would likely include amounts from that affiliate’s own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares.  For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses.  It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments.  Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

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If you invest through a broker or other financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund.  Among other things, such financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying (selling) Fund shares.  You should consult your broker or other representative of your financial intermediary for more information.

Anti-Money Laundering Program  Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal Law.  The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  In this regard, the Fund reserves the right, to the extent permitted by law, (i) to refuse, cancel or rescind any purchase order or (ii) to freeze any account and/or suspend account services.  These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority or applicable law.  If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI.

Buying Shares

How to Make Payments  Unless purchased through a third-party financial institution, all investments must be made by check, ACH or wire.  All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions.  In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures adopted on behalf of the Fund, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check).  The Fund and the Adviser also reserve the right to accept in-kind contributions of securities in exchange for shares of the Fund.

Checks  Checks must be made payable to “Auxier Focus Fund”.  For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) or Uniform Transfers to Minors Act (“UTMA”) accounts,checks may be made payable to one or more owners of the account and endorsed to “Auxier Focus Fund.” A $20 charge may be imposed on any returned checks.

ACH  Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires  Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us.  Your financial institution may charge you a fee for this service.

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Minimum Investments  The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,000	$50
Retirement Accounts	$2,000	$50

If deemed appropriate by the Trust officers, the Fund may waive investment minimum requirements.

Account Application and Customer Identity Verification  To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, tax identification number, physical street address, date of birth, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser.  If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application and investment amount.  Once your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion.  If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account.  If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges and/or redemption fees assessed.  If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

Policy on Prohibition on Foreign Shareholders  The Fund requires that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Fund.

Limitations on Frequent Purchases The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  It is the Fund’s policy to discourage short-term trading.  Frequent trading in the Fund, such as by traders seeking short-term profits from market momentum, time zone arbitrage, and other timing strategies that may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares.  As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.  The Fund does not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

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Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent.  These transactions are analyzed for offsetting purchases within a pre-determined period of time.  If frequent trading trends are detected, an appropriate course of action is taken.  The Fund reserves the right to cancel, restrict, or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

In addition, the sale of the Fund’s A Shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed within 180 days of purchase.  See “Selling Shares – Redemption Fee” for additional information.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions.  As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

The Fund’s investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the NAV of the Fund’s shares.  The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares.  Although the Fund may fair value foreign securities in such instances and not withstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares.  There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The investment in securities of smaller companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants)	• Instructions must be signed by all persons required to sign exactly as their names appear on the account
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits	• Depending on state laws, you can set up a custodial account under UGMA or UTMA • The custodian must sign instructions in a manner indicating custodial capacity

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Corporations/Other
•  The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and corporate resolution or secretary’s certificate.

Trusts	• The trust must be established before an account may be opened • The Trust should provide the first and signature pages from the trust documents identifying the trustees

Investment Procedures

How to Open an Account	How to Add to Your Account
Through your Financial Institution • Contact your adviser using the method that is most convenient for you	Through your Financial Institution • Contact your adviser using the method that is most convenient for you
By Check
•  Call or write us or visit www.auxierasset.com for an account application
•  Complete the application (and other required documents, if applicable)
•  Mail us your original application (and other required documents, if applicable) and a check
By Check • Fill out an investment slip from a confirmation or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and the check
By Wire
•  Call or write us or visit www.auxierasset.com for an account application
•  Complete the application (and other required documents, if applicable)
•  Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number
•  Mail us your original application (and other required documents, if applicable)
•  Instruct your U.S. financial institution to wire your money to us
By Wire • Instruct your U.S. financial institution to wire your money to us
By ACH Payment
•  Call or write us or visit www.auxierasset.com for an account application
•  Complete the application (and other required documents, if applicable)
•  Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number
•  Mail us your original application (and other required documents, if applicable)
•  We will electronically debit your purchase proceeds from the financial institution account identified on your account application
•  Purchases are limited to $25,000 per day

By ACH Payment
•  Call to request a purchase by ACH payment
•  We will electronically debit your purchase proceeds from the financial institution identified on your account application
•  Purchases are limited to $25,000 per day

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By Internet
www.auxierasset.com
•  Log on to our Web site
•  Select “Account Opening”
•  Complete the application online
•  Accept the terms of the online application
•  Account opening amount limited
to $25,000
•  We will electronically debit your purchase proceeds from the financial institution account identified on your account application

By Internet
www.auxierasset.com
•  Log on to our Web site
•  Select “Account Access”
•  Provide the following information:
•  Your user ID
•  Your password
•  Select Transaction/Purchase menu option
•  Follow the instructions provided
•  Subsequent only purchases are limited to $25,000 per day
•  We will electronically debit your purchase proceeds from the financial institution account identified on your account application

Systematic Investments  You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on specified day and frequency not to exceed two investments per month.  Payments for systematic investments are automatically debited from your designated savings or checking account via ACH.  Systematic investments must be for at least $50 per occurrence.

Canceled or Failed Payments  The Fund accepts checks and ACH transfers at full value subject to collection.  If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within 2 business days of notification from your bank that your funds did not clear.  You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement.  The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

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Selling Shares

The Fund processes redemption orders received in good order at the next calculated NAV.  Under normal circumstances, the Fund will send redemption proceeds to you within a week.  If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Institution
•  Contact your adviser by the method that is most convenient for you
By Mail
•  Prepare a written request including:
•  Your name(s) and signature(s)
•  Your account number
•  The Fund name and class
•  The dollar amount or number of shares you want to sell
•  How and where to send the redemption proceeds
•  Obtain a signature guarantee (if required)
•  Obtain other documentation (if required)
•  Mail us your request and documentation
By Telephone
•  Call us with your request (unless you declined telephone redemption privileges on your account application)
•  Provide the following information:
•  Your account number
•  Exact name(s) in which the account is registered
•  Additional form of identification
•  Redemption proceeds will be mailed to you by check or electronically credited to your account at the financial institution identified on your account application
By Internet www.auxierasset.com
•  Log on to our Web site (unless you declined Internet trading privileges on your account application)
•  Select “Account Access”
•  Provide the following information:
•  Your user ID
•  Your password
•  Select the “Transaction/Redemption” menu option
•  Follow the instructions provided
•  Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application
Systematically
•  Complete the systematic withdrawal section of the application
•  Attach a voided check to your application
•  Mail us your original completed application
•  Redemption proceeds will be mailed to you by check or electronically credited to your account at the financial institution identified on your account application

Wire Redemption Privileges  You may redeem your shares by wire unless you declined wire redemption privileges on your account application.  The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges  You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application.  You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete

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during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals  You may establish a systematic withdrawal plan to automatically redeem a specified amount of money or shares from your account on a specified day and frequency not to exceed on withdrawal per month.  These payments are sent from your account by check to your address of record, or if you so designate, to your bank account by ACH payment.  Systematic withdrawals must be for at least $250 per occurrence.

Signature Guarantee Requirements  To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee.  A Medallion Signature Guarantee verifies the authenticity of your signature.  You can obtain a Medallion Signature Guarantee from most banking institutions or securities brokers, but not from a notary public.  The transfer agent will need written instructions signed by all registered shareholders, with a Medallion Signature Guarantee for each shareholder, for any of the following:

•	Written requests to redeem $100,000 or more
•	Changes to a shareholder’s record name or account registration
•	Paying redemption proceeds from an account for which the address has changed within the last 30 days
•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record
•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
•	Adding or changing ACH or wire instructions or telephone redemption or exchange options, or any other election in connection with your account

The transfer agent reserves the right to require a Medallion Signature Guarantee on all redemptions.

Redemption Fee  The Fund’s A Shares are subject to a redemption fee of 2.00% of the current NAV of shares redeemed within 180 days after the date of purchase.  The fee is charged for the benefit of the Fund’s remaining shareholders and will be paid to the Fund to help offset transaction costs.  To calculate redemption fees, the Fund uses the first-in, first-out (“FIFO”) method to determine the holding period.  Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account.

The following are limited exceptions to the imposition of the redemption fee:
•	Redemptions in a deceased shareholder account if such an account is registered in the deceased’s name
•	Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)
•	Redemptions of shares purchased through a dividend reinvestment program
•	Redemptions pursuant to a systematic withdrawal plan
•	Redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code (“IRC”) or a plan operating consistent with Section 403(b) of the IRC.

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In addition, the Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.

If a financial institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, then no redemption fees will be charged directly to the financial institution’s account by the Fund.  Certain financial institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated).  Customers purchasing shares through a financial institution should contact the institution or refer to the customer’s account agreement or plan document for information about how the redemption fee for transactions for the financial institution’s account or the customer’s account is treated and about the availability of exceptions to the imposition of the redemption fee.

Small Accounts  If the value of your account falls below $2,000, the Fund may ask you to increase your balance.  If the account value is still below $2,000 after 60 days, the Fund retains the right to close your account and send you the proceeds.  The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Redemptions In Kind  Pursuant to an election filed with the Securities and Exchange Commission (the “SEC”), the Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash.  To the extent a Fund shareholder redeems its Fund holdings in-kind, the shareholder assumes any risk of the market price of such securities fluctuating.  In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund. Please see the Statement of Additional Information for more detail on redemptions in kind.

Lost Accounts  The transfer agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address.  When an account is “lost”, all distributions on the account will be reinvested in additional Fund shares.  In addition, the amount of any outstanding (unpaid for six months or more) checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in an account until the transfer agent locates you or escheats the funds to the state of your last known address.

A Shares  A Shares are available through registered broker-dealers, investment advisers, banks and other financial institutions.  A Shares are sold at the public offering price, which is the NAV per share plus any initial sales charge as described below. Unless waived or discounted, you pay an initial sales charge on purchases of A Shares.  You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund.

Breakpoints

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of A Shares in certain circumstances. These discounts, which are also known as breakpoints, can

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reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your A Shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints allow larger investments in A Shares to be charged lower sales charges. If you invest $50,000 or more in A Shares of the Fund, then you are eligible for a reduced sales charge.

	Sales Charge (Load) as % of:
Amount of Purchase	Public Offering Price	Net Asset Value(1)	Dealer Reallowance %
$0 $0 butt less than $50,000	5.75%	6.10%	5.00%
$50$50,000 but less than $100,000	5.00%	5.26%	4.25%
$10$100,000 but less than $250,000	4.25%	4.44%	3.50%
$25$250,000 but less than $500,000	3.50%	3.63%	2.75%
$50$500,000 but less than $1,000,000	2.75%	2.83%	2.00%
$1,000,000 and up	0.00%	0.00%	0.00%

(1)	Rounded to the nearest one hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than shown in the table.

You pay no initial sales charge on purchases of A Shares in the amount of $1 million or more, and on purchases made through certain intermediaries.  On these purchases, brokers who initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of A Shares.  A Shares are subject to a 12b-1 fee of 0.25% of the NAV.  If you purchased your A Shares without a sales charge and you redeem your A Shares within 12 months of purchase, you will be subject to a 1.00% CDSC.  Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

Reduced Sales Charges– A Shares  You may qualify for a reduced initial sales charge on purchases of the Fund’s A Shares under rights of accumulation (“ROA”) or a letter of intent (“LOI”).  The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI.  For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution.  The Fund permits financial institutions to calculate ROA and LOI based on the financial institution’s transaction processing procedures.  Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

To determine the applicable reduced sale charge under ROA, the Fund will combine the value of your current purchase with the value of all share classes of any other series of the Trust managed by the Adviser (as of the Fund’s prior business day) and that were purchased previously for accounts (i) in your name, (ii) in your spouse’s name, (iii) in the name of you and your spouse (iv) in the name of your minor children under the age of 21, and (v) sharing the same mailing addresses (“Accounts”).

To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase.  You must also provide the Fund with your account number(s)

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and, if applicable, the account numbers for your spouse, children (provide the children’s ages), or other household members and, if requested by your financial institution, the following additional information regarding those Accounts:

•	Information or records regarding A Shares held in all accounts in your name at the transfer agent;
•	Information or records regarding A Shares held in all accounts in your name at a financial intermediary; and
•	Information or records regarding A Shares for Accounts at the transfer agent or another financial intermediary.

The Fund may amend or terminate this right of accumulation at any time.
You may also enter into an LOI, which expresses your intent to invest $100,000 or more in the Fund’s A Shares within a future period of 13 months.  Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI.  If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction.

Elimination of Initial Sales Charges – A Shares Certain persons may also be eligible to purchase or redeem A Shares without a sales charge.  No sales charge is assessed on the reinvestment of A Shares’ distributions.  No sales charge is assessed on purchases made for investment purposes by:

•	A qualified retirement plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) or a plan operating consistent with Section 403(b) of the IRC
•
 Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee

•
 Trustees and officers of the Trust; directors, officers and full-time employees of the Adviser, the Distributor, any of their affiliates or any organization with which the Distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, “relatives”) of any such person; any

•	Trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative
•
 Any person who has, within the preceding 90 days, redeemed Fund shares through a financial institution and completes a reinstatement form upon investment with that financial institution (but only on purchases in amounts not exceeding the redeemed amounts.

Purchases of A Shares in an amount equal to investments of $1 million or more are not subject to a initial sales charge, but may be subject to a contingent deferred sales charge of 1.00% if such shares are redeemed within one year of purchase.  In addition to the waivers previously discussed, purchases of A Shares in an amount less than $1 million may be eligible for a waiver of the sales charge in the following circumstances:

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 Purchases made through certain intermediaries, which may include the following: National Financial Services LLC NTF (“Fidelity”), National Investor Services Corp. NTF (“TD Waterhouse”), Charles Schwab OneSource NTF, U.S. Clearing Corp., E-Trade, Scottrade, Investmart, Ameritrade and Pershing
•
 Purchases by investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker dealers or other service organizations which have entered into service agreements with the Fund.  Such programs generally have other fees and expenses, so you should read any materials provided by that organization.

The Fund requires appropriate documentation of an investor’s eligibility to purchase or redeem A Shares without a sales charge.  Any shares so purchased may not be resold except to the Fund.

Contingent Deferred Sales Charge Schedule – A Shares  A CDSC is assessed on redemptions of A Shares that were part of a purchases of $1 million or more.  The CDSC is assessed as follows:

Redeemed Within	Sales Charge
First year of purchase	1.00%
Thereafter	0.00%

The CDSC is paid on the lower of the NAV of shares redeemed or the cost of the shares.  To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains.  The Fund will then liquidate shares in the order that they were first purchased until your redemption request is satisfied.

CDSC Exempt Transactions  With respect to A Shares of the Fund, certain redemptions are not subject to a contingent deferred sales charge.  No such charge is imposed on:

•	Redemptions of shares acquired through the reinvestment of dividends and distributions;
•	Involuntary redemptions by the Fund of a shareholder account with a low account balance;
•	Involuntary redemptions by the Fund of a shareholder account if the Fund or its agents reasonably believes that fraudulent or illegal activity is occurring or is about to occur in the account;
•	Redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder’s death or disability;
•
 Redemptions to effect a distribution (other than a lump sum distribution) from a qualified retirement plan under Section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code in connection with loan, hardship withdrawals, death, disability, retirement, change of employment, or an excess contribution; and

•
Required distributions from an IRA or other retirement account after the accountholder reaches the age of 70½.  For these purposes, the term disability shall have the meaning ascribed thereto in Section 72(m)(7) of the Code.  Under that provision, a person is considered disabled if the person is unable to engage in any gainful substantial activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Appropriate documentation satisfactory to the Fund is required to substantiate any shareholder death or disability.

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Rule 12b-1 Plan The Trust has adopted Rule 12b-1 plans under which the Fund pays the Distributor 0.25% of the average daily net assets of A Shares for distribution services and the servicing of shareholder accounts.  Because A Shares pay these distribution fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges.  The Distributor may pay any fee received under the Rule 12b-1 plans to the Adviser or any other approved entity that provide distribution and shareholder services with respect to A Shares.

Retirement Accounts

You may invest in Fund shares through an IRA account, including traditional and Roth IRAs also known as “Qualified Retirement Accounts.” The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

OTHER INFORMATION

Distributions and Dividend Reinvestments

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.

Most investors have their dividends reinvested in additional shares of the same class of a Fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains mailed to you or sent directly to your bank account.  If you do not elect to have the proceeds reinvested, and the dividend or capital gain amount is less than $10, your proceeds will be automatically reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains may be reinvested. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.

Taxes

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash.  The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income.  The Fund’s distributions of net long-term capital gain (if any) are taxable to you as long-term capital gain, regardless of how long you have held your shares. Generally, the Fund’s distributions will consist primarily of long-term capital gain.  Distributions may also be subject to certain state and local taxes.

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A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and the Fund’s distribution of net investment income reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale of Fund shares is generally a taxable transaction for Federal income tax purposes.  You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares.  Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Rather, any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year.  For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Organization

The Trust is a Delaware statutory trust.  The Fund does not expect to hold shareholders’ meetings unless required by Federal or Delaware law.  Shareholders of each series of the Trust, including the Fund, are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the series).  From time to time, large shareholders may control the Fund or the Trust.

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FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the financial performance since the Fund’s inception.  Certain information reflects financial results for a single Fund share.  The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the year ended June 30, 2009 has been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.
	A Shares
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	July 8, 2005 through June 30, 2006 (g) (h)
Selected Data for a Single Share
Beginning Net Asset Value Per Share	$14.22	$17.07	$14.77	$14.81
Investment Operations
Net investment income (b)	0.18	0.17	0.41	0.21
Net realized and unrealized gain (loss) on investments	(1.75)	(2.24)	2.63	0.14
Total from Investment Operations	(1.57)	(2.07)	3.04	0.35
Distributions to Shareholders From
Net investment income	(0.16)	(0.31)	(0.27)	(0.18)
Net realized gain on investments	(0.32)	(0.47)	(0.47)	(0.21)
Total Distributions to Shareholders	(0.48)	(0.78)	(0.74)	(0.39)
Redemption Fee (b)	- (f)	- (f)	-	-
Ending Net Asset Value Per Share	$12.17	$14.22	$17.07	$14.77
Total Return (c) (d)	(10.85)%	(12.61)%	21.10%	2.32%
Ratios/Supplementary Data
Net Assets at End of Period (000’s omitted)	$148	$208	$399	$392
Ratios to Average Net Assets (a)
Net investment income	1.49%	1.08%	2.59%	1.56%
Net expenses	1.35%	1.35%	1.35%	1.35%
Gross expenses (e)	1.60%	1.60%	1.60%	1.61%
Portfolio Turnover Rate (c)	24%	19%	16%	28%

(a)	Annualized for periods less than one year.
(b)	Calculated based on average shares outstanding for the period.
(c)	Not annualized for periods less than one year.
(d)	Total return does not include the effect of front-end sales charges or contingent deferred sales charges.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(f)	Less than $0.01 per share.
(g)
Due to shareholder redemptions, on August 21, 2005 net assets of the class were zero from the close of business on that date until September 22, 2005.  Financial information presented is for the period July 8, 2005 through June 30, 2006.

(h)	A shares commenced operations on July 8, 2005.

28

AUXIER FOCUS FUND

For More Information

Annual/Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual/semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this prospectus.

Contacting the Fund
You may obtain free copies of the Fund’s annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Auxier Focus Fund
P.O. Box 588
Portland, Maine 04112
(877) 328-9437 (toll free)

The prospectus, SAI and annual reports are made available on the Fund’s website at www.auxierasset.com.  The semi-annual reports are not posted because only the Fund’s most frequently requested literature is made available.

Securities and Exchange Commission Information
You can also review and copy the Fund’s annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”).  The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  You may obtain copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the SEC’s website at www.sec.gov.

Distributor
Foreside Fund Services, LLC
www.foreside.com
Investment Company Act File No. 811-3023
204-PRU2-1109

DFDENT PREMIER GROWTH FUND

PROSPECTUS November 1, 2009

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
DF Dent Premier Growth Fund seeks long-term capital appreciation.
DFDENT AND COMPANY, INC. INVESTMENT COUNSEL THREE CANAL PLAZA GROUND FLOOR PORTLAND, ME 04101 (866) 2DF-DENT (TOLL FREE)

DFDENT PREMIER GROWTH FUND

Risk/Return Summary	2
Investment Objective	2
Principal Investment Strategies	2
Principal Investment Risks	3
Who May Want to Invest in the Fund	5

Performance	5

Fee Table	7

Management	8
The Adviser	8
Portfolio Manager	9
Other Service Providers	9
Fund Expenses	9

Your Account	10
How to Contact the Fund	10
General Information	10
Buying Shares	13
Selling Shares	18
Retirement Accounts	20

Other Information	21
Distributions	21
Taxes	21
Organization	22

Financial Highlights	23

DFDENT PREMIER GROWTH FUND

Risk/Return Summary

CONCEPTS TO UNDERSTAND
Common Stock means an equity or ownership interest in a company which usually possesses voting rights and may earn dividends.
Equity Security means a security such as a common stock, preferred stock, or convertible security that represents an ownership interest in a company.
Market Capitalization means the value of a company’s common stock in the stock market.

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Fund invests primarily in equity securities of domestic companies that possess superior long-term growth characteristics and have strong, sustainable earnings prospects and reasonably valued stock prices. The Fund may also invest in companies that do not have particularly strong earnings histories but do have other attributes that may contribute to accelerated growth in the foreseeable future. The Fund primarily invests in medium and large size domestic companies. The Fund’s investment strategy also permits the Fund to invest in small size companies, which, according to the Fund’s investment adviser, D.F. Dent and Company, Inc. (the “Adviser”), are companies that typically have market capitalizations under $1.5 billion. If the Fund is not invested primarily in medium and large size domestic companies due to, among other things, changes in the market capitalization of those companies in the Fund’s portfolio, the Fund will limit new investments to medium and large size domestic companies. According to the Adviser, medium size companies typically have market capitalizations in the range of $1.5 billion to $7 billion and large companies typically have market capitalizations greater than $7 billion.

The Adviser relies on selecting individual stocks and does not try to predict when the stock market may rise or fall. The Adviser uses in-house research and other sources to conduct analyses of prospective Fund investments. Under normal market conditions, the Fund will typically hold approximately twenty-five to fifty stocks.

The Adviser’s Processes — Purchasing Portfolio Securities The Adviser’s process begins with an economic analysis of prospective Fund investments across a range of industries. Strong financial characteristics such as a high return on equity, good profit margins and a strong balance sheet are more important than the absolute size of the company. Emphasis is placed upon companies that have demonstrated the ability to report earnings growth on a consistent basis in varied economic environments. The Adviser then uses fundamental research to identify companies that it believes:
• Have excellent management teams with proven execution skills
• Maintain a market leadership position in an industry niche
• Deliver on a consistent basis in varied environments
• Have sustainable growth prospects

DFDENT PREMIER GROWTH FUND

The Adviser plans to hold investments long-term if they continue to satisfy the Fund’s investment criteria.

The Adviser’s Processes — Selling Portfolio Securities The Adviser monitors the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the companies. The Adviser may sell a stock if:
• It subsequently fails to meet the Adviser’s initial investment criteria
• It becomes overvalued relative to the long-term expectation for the stock price
• Changes in economic conditions or industry fundamentals affect the company’s financial outlook

The Adviser may also change the weighting in a stock if it becomes an excessively large position within the Fund due to appreciation.

Temporary Defensive Position In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks

It is important that investors closely review and understand the risks of investing in the Fund. Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse efect on the Fund.

General Market Risk An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund’s net asset value and total return will fluctuate based upon changes in the value of its portfolio securities due to stock market fluctuations. The market value of securities in which the Fund invests is based on the market’s perception of value and is not necessarily an objective measure of the securities’ value. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not by itself a complete and balanced investment program. Investing in equity securities with different capitalizations may, however, be important for investors seeking a diversified portfolio, particularly long-term investors able to tolerate short-term fluctuations in the value of their investments.

Growth Company Risk An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer. In addition, you could lose money on your investment if:

•	The market does not recognize the growth potential or value of the stocks in the Fund’s portfolio

DFDENT PREMIER GROWTH FUND

•	Investor demand for growth stocks held by the Fund declines

•	There is deceleration in the expected growth rate of the companies in which the Fund invests

•	The Adviser’s judgment as to the growth potential or value of a stock proves to be wrong

Management Risk The Fund is actively managed, and its performance, therefore, will reflect the Adviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objectives. Regardless of its active management, the Fund could underperform other mutual funds with similar investment objectives.

Focused Portfolio Risk Under normal market conditions, the Fund will typically hold approximately twenty-five to fifty stocks. Because of the focused nature of investments, the Fund may be substantially over-weighted and under-weighted in certain economic sectors. Therefore, its performance may be disproportionately affected by the factors influencing those sectors and may suffer if the economic sectors it emphasizes do not perform as expected.

Specific Risks of Medium Size Companies Because investing in medium size companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

•	Analysts and other investors typically follow these companies less actively and, therefore, information about these companies is not always readily available

•
Securities of many medium size companies may be traded in the over-the-counter markets or on regional securities exchanges , potentially making them thinly traded and less liquid and their prices more volatile than the prices of the securities of larger companies

•	Changes in the value of medium size company stocks may not mirror the fluctuation of the general market

•	More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of securities of medium size companies can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

Specific Risks of Small Size Companies Because investing in small companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

•	The securities of smaller companies are traded in lower volume and may be less liquid than securities of larger, more established companies

DFDENT PREMIER GROWTH FUND

•	Smaller companies are more likely to experience changes in earnings and growth prospects than larger more established companies, which could have a significant impact on the price of the security
•	The value of the securities may depend on the success of products or technologies that are in a relatively early stage of development and that may not have been tested
•	More limited product lines, markets and financial resources make these companies more susceptible to economic and market setbacks

•
At certain times, the stock market may not favor the smaller growth securities in which the Fund invests. During this time, it would be expected that the Fund could underperform other Funds with different investment strategies.

For these and other reasons, the prices of small capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

• Are willing to tolerate significant changes in the value of your investment

• Are pursuing a long-term goal and

• Are willing to accept higher short-term risk

The Fund may not be appropriate for you if you:

• Want an investment that pursues market trends or focuses only on particular sectors or industries

• Need regular income or stability of principal, or

• Are pursuing a short-term goal or investing emergency reserves

Performance

The following chart and table illustrate the variability of the Fund’s returns as of December 31, 2008. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table shows how the Fund’s returns compare to a broad measure of market performance. Fund performance shown below reflects fee reductions and/or expense reimbursements, if any.  Without the fee reductions and/or expense reimbursements, performance would have been lower.

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

DFDENT PREMIER GROWTH FUND

Calendar Year* Total Returns. The following chart shows the annual total return for each full calendar year that the Fund has operated.

* The performance information above is based on a calendar year. The Fund’s calendar year-to-date total return as of September 30, 2009 was 22.08%.

During the periods shown in the chart, the highest quarterly return was 17.76% (for the quarter ended June 30, 2003) and the lowest quarterly return was (27.35)% (for the quarter ended December 31, 2008).

Average Annual Total Returns. The following table compares the Fund’s average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2008 to the S&P 500 Index, the Fund’s primary benchmark.

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	Life of Fund (a)
Return Before Taxes	(42.20)%	(0.49)%	0.91%
Return After Taxes on Distributions	(42.43)%	(0.66)%	0.79%
Return After Taxes on Distributions and Sale of Fund Shares	(27.14)%	(0.37)%	0.80%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	(37.00)%	(2.19)%	(1.96)%

(a) The Fund commenced operations on July 16, 2001.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax

DFDENT PREMIER GROWTH FUND

situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index is the Fund’s benchmark index and is a market index of common stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index’s performance does not reflect the effect of expenses.

Fee Table

The following table describes the various fees and expenses that you may pay if you invest in the Fund. The Fund does not have any shareholder fees, which are fees paid directly from your investment. Operating expenses, which include fees of the Adviser, are paid out of the Fund’s assets and are factored into the Fund’s share price rather than charged directly to shareholder accounts.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (1)
Management Fees	1.00%
Other Expenses(2)	0.26%
Distribution and/or Service (12b-1) Fees	None
Total Annual Fund Operating Expenses	1.26%
Fee Reduction and Expense Reimbursement (3)	(0.16)%
Net Annual Fund Operating Expenses	1.10%

(1)	Based on amounts for the Fund’s fiscal year ended June 30, 2009 stated as a percentage of average daily net assets.

(2)
Other Expenses include Acquired Fund Fees and Expenses (“AFFE”). AFFE reflect the pro rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest. AFFE were less than 0.01% during the most recent fiscal year.

(3)
The Adviser has contractually agreed to reduce a portion of its fees and reimburse certain Fund expenses in order to limit the net expense to shareholders to 1.10% (excluding taxes, interest, portfolio transaction expenses, AFFE and extraordinary expenses) through October 31, 2010. The contractual fee reduction may be changed or eliminated with the consent of the Board of Trustees at any time. Total Annual Fund Operating Expenses may increase if exclusions from the contractual fee reduction would apply.

DFDENT PREMIER GROWTH FUND

Example

The following example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return (which was not the return of the Fund) and that the Fund’s Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table, taking into account the fee reduction through October 31, 2010. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$384	$676	$1,509

Management

The Fund is a series of Forum Funds (the “Trust”), a registered open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the “Board”). The Board oversees the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board and the Trust’s executive officers may be found in the Fund’s Statement of Additional Information (“SAI”).

The Adviser

The Adviser is D.F. Dent and Company, Inc., 2 East Read Street, Baltimore, Maryland 21202. The Adviser is currently a privately owned corporation controlled by Daniel F. Dent. The Adviser has provided investment advisory and management services to clients since 1976. The Fund is the only mutual fund for which the Adviser has provided investment advisory services. As of September 30, 2009, the Adviser had approximately $2.65 billion of assets under management.

Subject to the oversight of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an annual advisory fee of 1.00% of the average daily net assets of the Fund. The Adviser has contractually agreed to reduce a portion of its fee and reimburse certain expenses in order to limit the net expense to shareholders to 1.10% of the Fund’s average daily net assets (excluding taxes, interest, portfolio transaction expenses, AFFE, and extraordinary expenses) through October 31, 2010. As a result, the Adviser actually received 0.84% of the Fund’s average daily assets for the fiscal year ended June 30, 2009.

A discussion summarizing the basis on which the Board last approved the investment advisory agreement between the Trust and the Adviser is included in the Fund’s semi-annual report for the six-months ended December 31, 200 8 .

DFDENT PREMIER GROWTH FUND

Portfolio Manager

Daniel F. Dent, Founder and President of the Adviser since 1976, as Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Dent has more than 35 years of experience in the investment industry. While Mr. Dent is primarily responsible for the day-to-day management of the Fund, he consults with members of the Adviser’s senior management team including Thomas O’Neil, Jr., Linda McCleary, Matthew Dent, Michael Morrill, Gary Mitchell, and Bruce Kennedy.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities of the Fund.

Other Service Providers

Atlantic Fund Administration, LLC (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to the Fund and supplies certain officers to the Trust.

Atlantic provides the Fund with the Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer (“AMLCO”) as well as certain additional compliance support functions.

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”), acts as the Trust’s Distributor in connection with the offering of the Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

The Distributor is not affiliated with the Adviser, Atlantic or their affiliates.

Fund Expenses

The Fund pays for its operating expenses out of its own assets. Expenses of the Fund include the Fund’s own expenses as well as Trust expenses that are allocated among the Fund and all other funds of the Trust. The Adviser or other service providers may reduce all or any portion of their fees and reimburse certain expenses of the Fund. Any fee reduction or expense reimbursement increases investment performance of the Fund for the period during which the reduction or reimbursement is in effect and may not be recouped at a later date. Current fee reductions and expense reimbursements are reflected in the section “Fee Table.”

DFDENT PREMIER GROWTH FUND

Your Account

HOW TO CONTACT THE FUND
Write to us at:
DF Dent Premier Growth Fund
PO Box 588
Portland, Maine 04112

Overnight address:
DF Dent Premier Growth Fund
c/o Atlantic Fund Administration, LLC
Three Canal Plaza,
Ground Floor
Portland, Maine 04101

Telephone us at:
(866) 2DF-DENT (toll free) or
(866) 233-3368

E-mail us at: dfdent.ta@atlanticfundadmin.com

Wire investments to:
Please contact the transfer agent at (866) 233-3368 to obtain the ABA routing number and the account number for the Fund.

General Information

You may purchase or sell (redeem) Fund shares at the net asset value of a share (“NAV”), next calculated after the transfer agent or an authorized agent of the Fund receives your request in proper form (as described in this Prospectus on pages 13 through 20). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day’s NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements from the Fund detailing balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, and telephone redemption privileges.

When and How NAV is Determined The Fund calculates its NAVas of the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern Time on each weekday except days when the NYSE is closed. The schedule of holidays when the NYSE is closed is below. Under unusual circumstances, the Fund may accept and process orders when the NYSE is closed. The time at which the NAV is calculated may change in case of an emergency if deemed appropriate by the Trust's officers.

The Fund’s NAV is determined by taking the market value of the Fund’s total assets, subtracting liabilities and then dividing the result (net assets) by the number of the Fund’s shares outstanding.

The Fund values securities for which market quotations are readily available at current market value other than short-term securities, which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE, normally 4:00 p.m. Eastern Time on

DFDENT PREMIER GROWTH FUND

each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Investments in other open-end registered investment companies are valued at their NAV.

Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early, (ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which a Fund calculates its NAV, or (iii) events occur after the close of the securities markets on which each Fund’s portfolio securities primarily trade but before the time as of which each Fund calculates its NAV.   The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable.

The Board has delegated fair value determinations to a Valuation Committee composed of a member of the Board, the President or Treasurer, a representative of the Fund’s fund accountant and, if needed, a portfolio manager or a senior representative of the Adviser when the Fund’s securities require fair valuation. Fair valuation may be based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations.

The Fund invests in the securities of medium and small size companies. The Fund’s investment in securities of smaller companies is more likely to require a fair value determination because securities of small size companies are more thinly traded and less liquid than securities of larger companies.

NYSE Holiday Schedule The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent the Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the primary trading markets for the Fund may close early on the day before certain holidays and the day after Thanksgiving.

DFDENT PREMIER GROWTH FUND

Payments to Financial Intermediaries  The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities when approved by the Fund (collectively, “financial intermediaries”) to accept purchase, redemption and exchange orders on the Fund’s behalf.

The Fund and its affiliates (at their own expense) may pay compensation to such financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency, recordkeeping and shareholder communication services.  For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund platform sponsor or similar program sponsor or for services provided in connection with such platforms and programs.

The amount of compensation paid to different financial intermediaries may differ.  The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.  To the extent that the Fund pays (a portion) of such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund or its transfer agent.  To the extent a Fund affiliate pays such compensation, it would likely include amounts from that affiliate’s own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares.  For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses.  It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments.  Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

If you invest through a broker or other financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund.  Among other things, such financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying (selling) Fund shares.  You should consult your broker or other representative of your financial intermediary for more information.

Anti-Money Laundering Program Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (i) to refuse, cancel or rescind any purchase order or (ii) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings A description of the Fund’s policies and procedures with respect to the disclosure of the portfolio securities is available in the Fund’s Statement of Additional Information which is available on the Fund’s website, www.dfdent.com.

DFDENT PREMIER GROWTH FUND

Buying Shares

How to Make Payments Unless purchased through a third party financial institution, all investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures adopted on behalf of the Fund, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier’s check, or traveler’s check). The Fund and the Adviser also reserve the right to accept in-kind contributions of securities in exchange for shares of the Fund.

Checks Checks must be made payable to “DF Dent Premier Growth Fund.” For individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) and Uniform Transfer to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “DF Dent Premier Growth Fund.” A $20 charge may be imposed on any returned checks.

ACH Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires Instruct your financial institution with which you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Minimum Investments The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$100,000	$2,000
Retirement Accounts	$100,000	$1,000

If deemed appropriate by the Trust officers, the Fund may waive investment minimum requirements.

DFDENT PREMIER GROWTH FUND

Account Requirements
Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	• Instructions must be signed by all persons required to sign, exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	• Depending on state laws, you may set up a custodial account under UGMA or UTMA • The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other
• The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and corporate resolution or a secretary’s certificate.

Trusts	• The trust must be established before an account may be opened. • The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, tax identification number, physical street address, date of birth, and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser.  If the Fund cannot obtain the required information within a time frame established in its sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application and investment amount. Once your application is accepted, the Fund will attempt to verify your identity

DFDENT PREMIER GROWTH FUND

using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion.  If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account.   If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any redemption fees assessed.   If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

Policy on Prohibition of Foreign Shareholders The Fund requires that all shareholders be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Fund.

Frequent Trading Frequent trading by a Fund's shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because the Fund invests primarily in equity securities of domestic companies that possess superior long-term growth characteristics, its portfolio generally has not been attractive to frequent traders or susceptible to market timing.  Accordingly, the Board has adopted a policy of not monitoring for frequent purchases and redemptions of the Fund shares.

DFDENT PREMIER GROWTH FUND

Investment Procedures

How to Open an Account	How to Add to Your Account
Through a Financial Institution • Contact your adviser using the method that is most convenient for you.	Through a Financial Institution • Contact your adviser using the method that is most convenient for you.
By Check
• Call or write us or visit www.dfdent.com for an account application.
• Complete the application (and other required documents, if applicable).
• Mail us your original application (and other required documents, if applicable) and a check.
By Check • Fill out an investment slip from a confirmation or write us a letter. • Write your account number on your check. • Mail us the slip (or your letter) and the check.
By Wire
• Call or write us or visit www.dfdent.com for an account application.
• Complete the application (and other required documents, if applicable).
• Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number.
• Mail us your original application (and other required documents, if applicable).
• Instruct your U.S. financial institution to wire your money to us.
By Wire • Instruct your U.S. financial institution to wire your money to us.
By ACH Payment
• Call or write us or visit www.dfdent.com for an account application.
• Complete the application (and other required documents, if applicable).
• Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number.
• Mail us your original application (and other required documents, if applicable).
• We will electronically debit your purchase proceeds from the financial institution account identified on your account application.
• Purchases are limited to $25,000 per day.

By ACH Payment
• Call to request a purchase by ACH payment.
• We will electronically debit your purchase proceeds from the financial institution account identified on your account application.
• Purchases are limited to $25,000 per day.

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Systematic Investments You may establish a systematic investment plan to invest automatically a specified amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $1,000 per occurrence.

Canceled or Failed Payments The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within two business days of  notification from your bank that funds did not clear. You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement.

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Selling Shares
The Fund processes redemption orders received in good order at the next calculated NAV. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

How to Sell Shares from Your Account

Through a Financial Institution
• Contact your adviser using the method that is most convenient for you.
By Mail
• Prepare a written request including:
• Your name(s) and signature(s)
• Your account number
• The Fund name and class
• The dollar amount or number of shares you want to sell
• How and where to send the redemption proceeds
• Obtain a signature guarantee (if required)
• Obtain other documentation (if required)
• Mail us your request and documentation

By Telephone
• Call us with your request (unless you declined telephone redemption privileges on your account application)
• Provide the following information:
    • Your account number
    • Exact name(s) in which the account is registered
  ·Additional form of identification

• Redemption proceeds will be  mailed to you by check or electronically credited to your account at the financial institution identified on your account application

Systematically
• Complete the systematic withdrawal section of the application
• Attach a voided check to your application
• Mail us your completed application
• Redemption proceeds will be mailed to you by check or electronically credited to your account at the financial institution identified on your account application

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Wire or ACH Redemption Privileges You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may express mail your redemption order.

Systematic Withdrawals You may establish a systematic withdrawal plan to automatically redeem a specified amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. These payments are sent from your account by check to your address of record or, if you so designate, to your bank account by ACH payment. Systematic withdrawals must be for at least $500.

Signature Guarantee Requirements To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You can obtain a Medallion Signature Guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a Medallion Signature Guarantee for each shareholder, for any of the following:

• Written requests to redeem $100,000 or more

• Changes to a shareholder’s record name or account registration

•	Paying redemption proceeds from an account for which the address has changed within the last 30 days

•	Sending redemption and distribution proceeds to any person, address or financial institution accountnot on record

•	Sending redemption and distribution proceeds to an account with a different registration (name orownership) from your account

•	Adding or changing ACH or wire instructions, telephone redemption options, or any other electionin connection with your account

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Accounts If the value of your account falls below $25,000 ($10,000 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $25,000 ($10,000 for IRAs) after 60 days, the Fund retains the right to close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

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Redemptions in-Kind Pursuant to an election filed with the Securities and Exchange Commission (the “SEC”), the Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. To the extent that a Fund shareholder redeems its Fund holdings in-kind, the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the portfolio securities it receives from the Fund. Please see the SAI for more detail on redemptions in-kind.

Lost Accounts The transfer agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks that have been returned to the transfer agent may be reinvested at the then current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in an account until the transfer agent locates you or escheats the funds to the state of your last known address.

Retirement Accounts

You may invest in Fund shares through an IRA account, including traditional and Roth IRAs, also known as “Qualified Retirement Accounts.” The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

DFDENT PREMIER GROWTH FUND

Other Information

Distributions

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.

Most investors have their dividends reinvested in additional shares of the same class of a Fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains mailed to you or sent directly to your bank account.  If you do not elect to have the proceeds reinvested and the dividend or capital gain amount is less than $10, your proceeds will be automatically reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains may be reinvested.  For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.

Taxes

The F und generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash. The Fund’s distributions of net investment income (including net short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund’s distributions of net long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Generally, the Fund’s distributions will consist primarily of long-term capital gain. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include non-taxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund and the shareholder.

A distribution of net capital gain or net investment income reduces the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the distribution, even though it represents a return of your investment.

The sale (redemption) of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such a transaction equal to the difference, if any, between the amount of your

DFDENT PREMIER GROWTH FUND

net redemption proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held your Fund shares for more than one year at the time of the sale. Any capital loss arising from the sale of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at a 28% withholding rate on all taxable distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct taxpayer identification number or fail to make required certifications or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability, once you provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

After December 31 of each year, the Fund will mail you a statement containing information about the income tax status of distributions paid during the year.. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Organization

The Trust is a Delaware statutory trust, and the Fund is a series of the Trust. The Fund does not expect to hold shareholders’ meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust, including the Fund, are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

DFDENT PREMIER GROWTH FUND

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, for the fiscal year ended June 30, 2009 and by other independent accountants for the previous period. Briggs, Bunting & Dougherty, LLP’s report and the Fund’s financial statements are included in the Fund’s annual report, which is available upon request.

	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005
NET ASSET VALUE, Beginning of Year	$16.20	$17.25	$15.11	$13.14	$11.90
INVESTMENT OPERATIONS
Net investment loss(a)	(0.03)	(0.05)	(0.04)	(0.03)	(0.05)
Net realized and unrealized gain (loss)	(4.96)	(0.76)	2.35	2.10	1.29
Total from Investment Operations	(4.99)	(0.81)	2.31	2.07	1.24
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain on investments	(0.27)	(0.24)	(0.17)	(0.10)	—

NET ASSET VALUE, End of Year	$10.94	$16.20	$17.25	$15.11	$13.14
TOTAL RETURN	(30.64)%	(4.88)%	15.42%	15.77%	10.42%
RATIOS/SUPPLEMENTARY DATA

Net Assets at End of Year (000’s omitted)	$117, 391	$243,183	$142,896	$77,994	$41,475
Ratios to average net assets:
Net expenses	1.10%	1.15%	1.20%	1.25%	1.25%
Gross expenses (b)	1.26%	1.19%	1.36%	1.51%	1.71%
Net investment income (loss)	(0.25)%	(0.31)%	(0.23)%	(0.18)%	(0.40)%
PORTFOLIO TURNOVER RATE	16%	21%	17%	25%	7%

(a) Calculated based on average shares outstanding during the period.
(b) Reflects the expense ratio excluding any waivers and/or reimbursements.

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NOTES:

DFDENT PREMIER GROWTH FUND

For More Information

Annual/Semi-Annual Reports Additional information about the Fund’s investments is available in the Fund’s annual/semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”) The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund
You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

DF Dent Premier Growth Fund
c/o Atlantic Fund Administration, LLC
P.O. Box 588
Portland, Maine 04112
(866) 2DF-DENT (toll free)
(866) 233-3368
E-mail: dfdent.ta@atlanticfundadmin.com

The Fund’s prospectus, SAI and annual/semi-annual reports are available free of charge on the Fund’s website: www.dfdent.com

Securities and Exchange Commission Information

You can also review the Fund’s annual/semiannual reports, the SAI, and other information about the Fund at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-01 02
E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/ semi-annual reports and the SAI, is available from the SEC’s website at www.sec.gov

Distributor: Foreside Fund Services, LLC
www.foreside.com

Investment Company Act File No. 811-3023

221-PRU-1109

Prospectus
Golden Large Cap Core Fund Institutional Shares Investor Shares Golden Small Cap Core Fund Institutional Shares Investor Shares

November 1, 2009

The Securities and Exchange Commission has
not approved or disapproved the Funds’ shares
or determined whether this Prospectus is truthful
or complete. Any representation to the contrary is
a criminal offense.

Risk/Return Summary	2

Golden Large Cap Core Fund	2
Investment Objective	2
Principal Investment Strategies	2
Principal Investment Risks	4
Who May Want to Invest in the Fund	5

Golden Small Cap Core Fund	6
Investment Objective	6
Principal Investment Strategies	6
Principal Investment Risks	8
Who May Want to Invest in the Fund	9

Performance	10

Fee Table	14

Management	16

Your Account	19

How to Contact the Funds	19
General Information	19
Buying Shares	22
Selling Shares	27
Choosing a Share Class	30
Exchange Privileges	31
Retirement Accounts	3 1

Other Information	32

Financial Highlights	34

Risk/Return Summary

This prospectus discloses information regarding Institutional and Investor Shares for Golden Large Cap Core Fund and Golden Small Cap Core Fund (each a “Fund” and collectively the “Funds”). Currently, Investor Shares are not offered for sale.

Golden Large Cap Core Fund

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S.-listed equity securities of companies with largemarket capitalizations (“80% Policy”). According to Golden Capital Management, LLC (the “Adviser”), large market capitalization companies are those with market capitalizations that are similar, at the time of their purchase, to those of the companies in the S&P 500 Index or the Russell 1000 Index. The S&P 500 Index is comprised of 500 leading companies in leading industries of the U.S. economy. As of September 30, 2009, the market capitalizations of the companies in the S&P 500 Index ranged from $1.1 billion to $329.7 billion. The Russell 1000 Index measures the performance of the large capitalization segment of the U.S. equity universe. As of September 30, 2009, the market capitalizations of the companies in the Russell 1000 Index ranged from $285 million to $329.7 billion. The Fund will provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The goal of the Fund is to construct an actively managed portfolio of large-cap companies that are undervalued and exhibit the likelihood of meeting or exceeding earnings expectations.

The Adviser’s Process – Purchasing Portfolio Securities The Adviser uses a combination of quantitative and qualitative analysis to select the securities in which the Fund will invest. The Adviser begins with the universe of companies that consist of the top 60% of the largest 3,000 U.S. listed securities by market capitalization. The Adviser applies liquidity and quality screens to reduce the number of companies to approximately 1000. The Adviser then uses proprietary models to identify the catalyst within each company that the Adviser believes makes it unsustainably cheap : meaning that, based on current fundamentals, these companies have the potential to deliver future earning expectations in excess of current analyst expectations.
Concepts to Understand
Common Stock means an ownership interest in a company and usually possesses voting rights and earns dividends.

Equity Security means a security such as a common stock, preferred stock, or convertible security that represents an ownership interest in a company.

Free Cash Flow means the amount of money that a business has at its disposal at any given time after paying out operating costs, interest payments on bank loans and bonds, salaries, research and development and other fixed costs.

Market Capitalization means the value of a company’s common stock in the stock market.

Price/Earnings Ratio means the price of a stock divided by the company’s earnings per share.

Price/Cash Flow Ratio means the price of a stock divided by free cash flow per share.

2

The Adviser’s valuation model uses a multi-dimensional approach in its fundamental analysis. Instead of ranking companies on simple price/cash flow or price/earnings ratios, the valuation model objectively analyzes related variables, such as debt levels and capital expenditures, in conjunction with the price/cash flow ratios, in order to provide an appraisal of a company’s relative value.

The Adviser’s earnings model attempts to forecast the direction and probability of future earnings surprises in order to benefit from the expected stock price reaction to earnings surprises. The model ranks companies based on various factors, such as estimate revisions, earnings surprise history, dispersion among analysts, and sales, inventory, and operating expense growth.

The Adviser’s trading momentum model is a multi-factor, technical stock selection model that is designed to capture the near term stock behavior driven by investor sentiment. The model analyzes momentum-oriented factors, such as trade volume, money flow, dollar volume and short interest measures.

These three models (valuation, earnings and trading momentum) combine to form the Adviser’s total composite model. The Adviser only considers purchasing for the Fund’s portfolio stocks of the companies that rank in the top quintile of the total composite model. The valuation and earnings models carry the largest weight within the total composite model. Companies within the top quintile of the total composite model comprise the “selection universe” and merit further individual, qualitative analysis. The Adviser’s analysis may include evaluating such companies’ management strength, product quality, competitor actions and risk profile. Generally, the Adviser avoids investment in companies for which the primary industry classification is alcohol, gaming or tobacco. This disciplined process leads to a focused target portfolio of approximately 50 securities diversified among major economic sectors. The Adviser plans to hold each investment long term if such investment continues to satisfy the Fund’s investment criteria.

The Adviser’s Process – Selling Portfolio Securities The Adviser’s process for selling portfolio securities is based on a method that indicates a company may have declining earnings expectations or significantly overvalued stock price. The Adviser may sell stocks that fall below the minimum threshold rankings in either the total composite model or the valuation or earnings models. In determining which of these stocks to sell, the Adviser may consider the Adviser’s controls on annual portfolio turnover and whether there are adequate “buy candidates” to maintain proper diversification of the Fund’s portfolio. Before any security is sold, the Adviser performs a review of the company’s fundamental outlook to validate the models’ rankings. Upon the sale of any security, the position is sold in its entirety from the portfolio and replaced with what the Adviser determines is the single most attractive security within the selection universe that contributes to the portfolio’s diversification, risk profile and value and earnings characteristics.

 3

Temporary Defensive Position In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks

It is important that investors closely review and understand the risks of investing in the Fund.  Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.

General Market Risk An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is subject to the market and other risks inherent in discretionary securities investments involving stocks. The Fund is not a complete investment program, and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

•	The stock market goes down;

•	The stock market does not recognize the value of the stocks in the Fund’s portfolio;

•	Value stocks fall out of favor with the stock market;

•	The Adviser’s strategy may fail to produce the intended results; and

•	The earnings of portfolio companies may decline.

Management Risk The Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objectives. Regardless of its active management, the Fund could underperform other mutual funds with similar investment objectives.

Company Risk The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

Equity Risk Some large capitalization companies may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and

4

consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and midsized companies. To the extent that the Fund invests in companies with market capitalizations at the lower range of those represented within the S&P 500 Index or the Russell 1000 Index, an investment in the Fund may be accompanied by additional risks that are often associated with small to mid-capitalization companies, including more limited product lines, markets and financial resources, which may make those companies relatively more susceptible to economic or market setbacks. For this and other reasons, the prices of the securities of these companies may fluctuate more significantly than the prices of securities of larger capitalization companies. As a result, the price of the Fund’s shares may exhibit a higher degree of volatility than the price of the shares of a fund that does not invest in companies with market capitalizations at the lower range of those represented within the S&P 500 Index or the Russell 1000 Index.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment

•	Are pursuing a long-term goal

•	Are seeking a fund investing in large cap companies

•	Are willing to accept high short-term risk.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries

•	Need regular income or stability of principal

•	Are pursuing a short-term goal or investing emergency reserves.

5

Golden Small Cap Core Fund

Investment Objective

The Fund seeks to achieve maximum long-term total return.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S.-listed equity securities of companies with small market capitalizations (“80% Policy”). According to the Adviser, small market capitalization companies are those with market capitalizations that are similar, at the time of their purchase, to those of the Russell 2000 Index or the S&P SmallCap 600 Index.  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. As of September 30, 2009, the market capitalizations of the companies in the Russell 2000 Index ranged from $15 million to $3.6 billion. The S&P SmallCap 600 Index is a market capitalization weighted index of 600 smaller capitalization domestic stocks chosen for market size, liquidity and industry group representation.  As of September 30, 2009, the market capitalizations of the companies in the S&P SmallCap 600 Index ranged from $34 million to $3.2 billion. The Fund will provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The goal of the Fund is to construct an actively managed portfolio of small-cap companies that are undervalued and exhibit the likelihood to meet or exceed earnings expectations.

The Adviser’s Process – Purchasing Portfolio Securities The Adviser uses a combination of quantitative and qualitative analysis to select the securities in which the Fund will invest. The Adviser’suniverse includes U.S. listed equity securities with market capitalizations from $200 million to $2.5 billion in market capitalization. The Adviser applies liquidity and quality screens to reduce the number of smaller companies to approximately 1,000. Then the Adviser uses proprietary models to identify the catalyst within each company that the Adviser believes makes it unsustainably cheap : meaning that, based on current fundamentals, these companies have the potential to deliver future earning expectations in excess of current analyst expectations.

The Adviser’s valuation model uses a multi-dimensional approach in its fundamental analysis. Instead of ranking companies on simple price/cashflow or price/earnings ratios, the valuation model objectively analyzes related variables, such as debt levels and capital expenditures, in conjunction with the price/cash flow ratios, in order to provide an appraisal of a company’s relative value.
Concepts to Understand
Common Stock means an ownership interest in a company and usually possesses voting rights and earns dividends.

Equity Security means a security such as a common stock, preferred stock, or convertible security that represents an ownership interest in a company.

Free Cash Flow means the amount of money that a business has at its disposal at any given time after paying out operating costs, interest payments on bank loans and bonds, salaries, research and development and other fixed costs.

Market Capitalization means the value of a company’s common stock in the stock market.

Price/Earnings Ratio means the price of a stock divided by the company’s earnings per share.

Price/Cash Flow Ratio means the price of a stock divided by free cash flow per share.

6

The Adviser’s earnings model attempts to forecast the direction and probability of future earnings surprises in order to benefit from the expected stock price reaction to earnings surprises. The model ranks companies based on various factors, such as estimate revisions, earnings surprise history, dispersion among analysts, and sales, inventory, and operating expense growth.

The Adviser’s trading momentum model is a multi-factor, technical stock selection model that is designed to capture the near term stock behavior driven by investor sentiment. The model analyzes trade volume, money flow, dollar volume and short interest measures.

These three models (valuation, earnings and trading momentum) combine to form the Adviser’s total composite model. The Adviser only considers purchasing for the Fund’s portfolio stocks of the companies that rank in the top quintile of the total composite model. The valuation and earnings models carry the largest weight within the total composite model. Companies within the top quintile of the total composite model comprise the “selection universe” and merit further individual, qualitative analysis. The Adviser’s analysis may include evaluating such companies management strength, product quality, competitor actions and risk profile. Generally, the Adviser avoids investment in companies for which the primary industry classification is alcohol, gaming or tobacco. This disciplined process leads to a focused, target portfolio of approximately 60 securities diversified among major economic sectors. The Adviser plans to hold each investment long term if such investment continues to satisfy the Fund’s investment criteria.

The Adviser’s Process – Selling Portfolio Securities The Adviser’s process for selling portfolio securities is based on a method that indicates a company may have declining earnings expectations or significantly overvalued stock price. The Adviser may sell stocks that fall below the minimum threshold rankings in either the total composite model or the valuation or earnings models. In determining which of these stocks to sell, the Adviser may consider the Adviser’s controls on annual portfolio turnover and whether there are adequate “buy candidates” to maintain proper diversification of the Fund’s portfolio. Before any security is sold, the Adviser performs a review of the company’s fundamental outlook to validate the models’ rankings. Upon the sale of any security, the position is sold in its entirety from the portfolio and replaced with what the Adviser determines is the single most attractive security that contributes to the portfolio’s diversification, risk profile and value and earnings characteristics.

Temporary Defensive Position In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time,

7

may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks

It is important that investors closely review and understand the risks of investing in the Fund.  Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.

General Market Risk An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is subject to the market and other risks inherent in discretionary securities investments involving stocks. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

•	The stock market

•	The stock market does not recognize the value of the stocks in the Fund’s portfolio;

•	Value stocks fall out of favor with the stock market;

•	The Adviser’s strategy may fail to produce the intended results; and

•	The earnings of portfolio companies may decline.

Management Risk The Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objectives. Regardless of its active management, the Fund could underperform other mutual funds with similar investment objectives.

Company Risk The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

Specific Risks of Small Companies Because investing in small companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

•	The securities of smaller companies are traded in lower volume and may be less liquid than securities of larger, more established companies;

•	Smaller companies are more likely to experience changes in earnings and growth prospects than larger, more established companies, and this could have a significant impact on the price of the security;

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•	The value of the securities may depend on the success of products or technologies that are in a relatively early stage of development and that may not have been tested;

•	More limited product lines, markets and financial resources make these companies more susceptible to economic and market setbacks; and

•
At certain times, the stock market may not favor the smaller securities in which the Fund invests. During this time, it would be expected that the Fund could underperform other Funds with different investment strategies.

For these and other reasons, the prices of small capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your

•	Are pursuing a long-term goal

•	Are seeking a fund investing in small cap companies

•	Are willing to accept high short-term risk.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries

•	Need regular income or stability of principal

•	Are pursuing a short-term goal or investing emergency reserves.

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Performance

Golden Large Cap Core Fund

The following bar chart illustrates the variability of the annual return of the Fund’s Institutional Share class by showing changes in the Fund’s performance from year to year. The table on the following page provides an indication of the risks of investing in the Golden Large Cap Core Fund’s Institutional Share class by comparing average annual total returns for the Fund to a broad measure of market performance.

There is no performance information provided for the Fund’s Investor Share class because the class has not commenced operations.

Performance information represents only past performance before and after taxes and does not necessarily indicate future results.

The following chart shows the annual total return of the Institutional Shares for each full calendar year that the Fund has operated.

Years Ended December 31

The calendar year-to-date total return as of September 30, 2009 was 15.99%

During the period shown in the chart, the highest quarterly return was 6.82% (for the quarter ended December 31, 2006), and the lowest quarterly return was (19.21)% (for the quarter ended December 31, 2008).

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The following table also compares the Fund’s average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Institutional Shares as of December 31, 200 8 to the S&P 500 Index.

AVERAGE ANNUAL TOTAL RETURNS

		Since Inception
Institutional Class	1 Year	(09/13/2005)
Return Before Taxes	(34.40)%	(6.15)%
Return After Taxes on Distributions	(34.53)%	(6.28)%
Return After Taxes on Distributions and Sale of Fund Shares	(22.18)%	(5.13)%
S&P 500 Index	(37.00)%	(7.09)%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes may exceed the Fund’s other returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index is the Fund’s primary benchmark index and is a market index of common stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index’s performance does not reflect the effect of expenses.

Golden Small Cap Core Fund

The following bar chart illustrates the variability of the annual return of the Fund’s Institutional Share class by showing changes in the Fund’s performance from year to year. The table on the following page provides an indication of the risks of investing in the Golden Small Cap Core Fund’s Institutional Share class comparing average annual total returns for the Fund to a broad measure of market performance.

There is no performance information provided for the Fund’s Investor Share class because the class has not commenced operations.

Performance information represents only past performance before and after taxes and does not necessarily indicate future results.

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The following chart shows the annual total return of the Institutional Shares for each full calendar year that the Fund has operated.

Years Ended December 31

The calendar year-to-date total return as of September 30, 2009 was 13.73%.

During the period shown in the chart, the highest quarterly return was 9.83% (for the quarter ended March 31, 2006), and the lowest quarterly return was (26.58)% (for the quarter ended December 12, 2008).

The following table also compares the Fund’s average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Institutional Shares as of December 31, 2008 to the Russell 2000 Index and the S&P SmallCap 600 Index.

AVERAGE ANNUAL TOTAL RETURNS

		Since Inception
Institutional Class	1 Year	(09/13/05)
Return Before Taxes	(36.42)%	(9.17)%
Return After Taxes on Distributions	(36.42)%	(9.24)%
Return After Taxes on Distributions and Sale of Fund Shares	(23.67)%	(7.67)%
Russell 2000 Index	(33.79)%	(7.45)%
S&P SmallCap 600 Index	(31.07)%	(6.76)%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

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returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes may exceed the Fund’s other returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 2000 Index is the Fund’s primary benchmark.  It is an unmanaged index which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. Unlike the performance figures of the Fund, the Russell 2000 Index’s performance does not reflect the effect of expenses.

The S&P SmallCap 600 Index is an unmanaged market capitalization weighted index of 600 smaller capitalization domestic stocks chosen for market size, liquidity and industry group representation. Unlike the performance figures of the Fund, the S&P SmallCap 600 Index’s performance does not reflect the effect of expenses.

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Fee Table

The following tables describe the various fees and expenses that you may pay if you invest in a Fund class. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Adviser, are paid out of a Fund class’ assets and are factored into a Fund class’ share price rather than charged directly to shareholder accounts.

Shareholder Fees (fees paid directly from your investment)	Golden Large Cap Core Fund		Golden Small Cap Core Fund
	Institutional Shares	Investor Shares	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	0.70%	0.70%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees(2)	None	0.25%	None	0.25%
Other Expenses(3)	0.00%	0.00%	0.00%	0.00%(3)
Total Annual Fund Operating Expenses	0.70%	0.95%	1.10%	1.35%
Fees Waivers and Expense Reimbursements	(0.00)%	(0.00)%	(0.00)%	(0.00)%
Total Net Operating Expenses(4)	0.70%	0.95%	1.10%	1.35%

(1)	Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the

14

Fund, except portfolio transaction expenses, borrowing costs,  interest, taxes , certain compensation and expenses of the Board of Trustees of Forum Funds (“Board”), any expenses the Fund is authorized to pay under Rule 12b-1, and extraordinary or non-recurring expenses.

(2)
The Funds have adopted a Rule 12b-1 Plan for the Investor Shares that allows the Funds to pay an annual fee of 0.25% to financial institutions that provide distribution and/or shareholder servicing to shareholders.

(3)
The Total Annual Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table, which reflects the Operating Expenses of the Fund and does not include Acquired Fund Fees and Expenses (“AFFE”). AFFE are fees incurred directly by the Fund as a result of investments in certain pooled investment vehicles, such as mutual funds.

(4)
Based on contractual waivers through October 31, 2010, the Adviser has agreed to waive its fee and reimburse each Fund’s expenses (excluding taxes, interest, portfolio transaction expenses, AFFE and extraordinary expenses) to the extent that the total annual fund operating expenses exceed 0.70% and 0.95% for Institutional Shares and Investor Shares, respectively, of the Golden Large Cap Core Fund; and 1.10% and 1.35% for Institutional Shares and Investor Shares, respectively, of the Golden Small Cap Core Fund.  The contractual waivers may be changed or eliminated with the consent of the Board at any time. Total Fund Operating Expenses may increase if exclusions from contractual waivers apply.

Example:

The following is a hypothetical example intended to help you compare the cost of investing in each Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that a Fund’s Total Annual Fund Operating Expenses and Total Net Operating Expenses (first year only) remain as stated in the previous table (with the contractual waivers expiring at the end of the first year) and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Golden Large Cap Core Fund		Golden Small Cap Core Fund
	Institutional Shares	Investor Shares	Institutional Shares	Investor Shares
1 Years	$ 72	$ 97	$ 112	$ 137
3 Years	$225	$ 304	$ 351	$ 428
5 Years	$391	$ 527	$ 608	$ 741
10 Years	$875	$1,171	$1,344	$1,628

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Management

Each Fund is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The business of the Trust and each Fund is managed under the oversight of the Board. The Board oversees each Fund and meets periodically to review each Fund’s performance, monitor investment activities and practices, and discuss other matters affecting each Fund. Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Funds’ Statement of Additional Information (“SAI”).

The Adviser

The Funds’ Adviser is Golden Capital Management, LLC, Five Resource Square, Suite 400, 10715 David Taylor Drive, Charlotte, NC 28262. The Adviser is an SEC-registered investment adviser that specializes in domestic equity strategies for a variety of institutional, fund, high net worth individual and other clients. Employees of the Adviser own, indirectly, a majority of the Adviser’s ownership interests. Wells Fargo & Company (“Wells Fargo”), a large financial services firm, owns, indirectly, 45% of the Adviser’s ownership interests.

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Funds. The Adviser receives an annual advisory fee from each Fund at an annual rate equal to 0.70% of the Large Cap Core Fund’s average annual daily net assets and 1.10% of the Small Cap Core Fund’s average annual daily net assets. For fiscal year ended June 30, 2009, the Funds paid advisory fees of .70% and 1.10% of Golden Large Cap Core Fund’s and Golden Small Cap Core Fund’s average daily net assets, respectively. Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the Funds, except  portfolio transaction expenses,  borrowing costs, interest , taxes, certain compensation and expenses of the Board, any expenses the Fund is authorized to pay under Rule 12b-1, and extraordinary or non-recurring expenses.

As of June 30, 2009, the Adviser had approximately $2.8 billion in assets under management.

A discussion summarizing the basis on which the Board most recently approved the investment advisory agreements between the Trust and the Adviser is included in the Funds’ annual report for the period ending June 30, 200 9 .

Portfolio Management

The Adviser has established a portfolio management team, which consists of Greg Golden and Jeff Moser, the founders of the firm, and John Campbell. The members of the team work together on a consultative basis to develop and execute each Fund’s

16

investment program. Mr. Golden is the team leader with respect to the Small Cap Core Fund and has day-to-day responsibility for managing the Fund. He has been managing money for more than 20 years and has worked for Golden Capital Management since 1999. Mr. Moser is the team leader with respect to the Large Cap Core Fund and has day-to-day responsibility for managing the Fund. Mr. Moser has been managing money for more than 23 years and has worked for Golden Capital Management since 1999.

Mr. Campbell assists Messrs. Golden and Moser in developing the Funds’ investment strategies and provides research analysis.

Greg W. Golden, CFA, serves as the President and CEO of the Adviser and is a member of the Adviser’s portfolio management team. Prior to founding Golden Capital Management in 1999, Mr. Golden served as Senior Vice President and Head of the Structured Products Group for TradeStreet Investment Associates, Inc., an SEC registered investment adviser wholly owned by Bank of America. Mr. Golden began his career in investment management in 1989 with Sovran Bank of Tennessee. His past experience includes portfolio management, derivatives management, trading, asset allocation and quantitative analysis. He earned a B.B.A. in Finance from Belmont University in Nashville, TN. He was awarded the Chartered Financial Analyst (CFA) designation in 1999. Mr. Golden is a member of the CFA Institute, the CFA North Carolina Society and the Chicago Quantitative Alliance.

Jeff C. Moser, CFA, serves as Chief Operating Officer and Chairman of the Investment Policy Committee and is a member of the Adviser’s portfolio management team. Prior to founding Golden Capital Management in 1999, Mr. Moser served as Senior Vice President of the Structured Products Group for TradeStreet Investment Associates, Inc., an SEC registered investment adviser wholly owned by Bank of America. Mr. Moser began his career with Bank of America in 1983, where he served in client service and investment management capacities. Mr. Moser is a Phi Beta Kappa graduate of Wake Forest University with a B.S. in Mathematics. He was awarded the Chartered Financial Analyst (CFA) designation in 1989. Mr. Moser is a member of the CFA Institute and the CFA North Carolina Society.

John I. Campbell, CFA, serves as a portfolio manager for the Adviser and is a member of the Adviser’s portfolio management team. Prior to joining the Adviser in March 2006, Mr. Campbell served as Vice President-Investment Management at Placemark Investments, where he was instrumental in the development, testing, and implementation of a quantitative investment process to deliver customized and tax-efficient managed account solutions. Mr. Campbell began his career with Placemark in 2000. Mr. Campbell received a B.S. Degree in Nuclear Engineering from Texas A&M University and an M.B.A. from Southern Methodist University, from which he graduated with honors. He was awarded the Chartered Financial Analyst (CFA) designation in 2001 and is a member of the CFA Institute.

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The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of shares of each Fund.

Other Service Providers

Atlantic Fund Administration, LLC (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to each Fund.

Atlantic provides the Fund with a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer (“AMLCO”) as well as certain additional compliance support functions.

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”), acts as the Trust’s Distributor in connection with the offering of each Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem Fund shares.

The Distributor is not affiliated with the Adviser, Atlantic or their affiliates.

Fund Expenses

The Adviser is obligated to pay most of the Fund’s operating expenses (see “Management – The Adviser”). Expenses of each Fund include that Fund’s own expenses as well as Trust expenses that are allocated among the Fund and all other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund or class. Any agreement to waive fees or reimburse expenses increases the investment performance of the applicable Fund and its applicable share classes for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

Current expense reductions and expense reimbursements are reflected in the section “Fee Table.”

 18

Your Account
How to Contact the Funds	General Information

Write to us at:
Golden Funds
Attn: Transfer Agent
Atlantic Fund Administration, LLC
P.O. Box 588
Portland, Maine 04112

Overnight Address:
Golden Funds
C/o Attn: Transfer Agent
Atlantic Fund Administration, LLC
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Telephone us at:
(800) 206-8610 (Toll Free)

Email us at:
golden.ta@atlanticfundadmin.com

Wire investments (or ACH payments) to:
Please contact the Transfer Agent at (800) 206-8610 to obtain the ABA routing number and the account number for the Fund.

You may purchase or sell (redeem) shares of each Fund class on each weekday that the New York Stock Exchange (“NYSE”) is open. Under unusual circumstances, each Fund may accept and process shareholder orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

You may purchase or sell (redeem) shares of each Fund class at the net asset value (“NAV”) of a share of that Fund class next calculated after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 20 through 31). For instance, if the Transfer Agent receives your purchase, redemption, or exchange request in proper form after 4:00 p.m. Eastern Time, your transaction will be priced at the next business day’s NAV of the applicable Fund class. The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.

If you purchase shares directly from a Fund, you will receive quarterly statements from the Fund detailing balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Funds may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

The Funds reserve the right to refuse any purchase request, particularly requests that could adversely affect the Funds or their operations.

When and How NAV is Determined Each class of each Fund  calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed. The time as of which the NAV is calculated may change in case of an emergency if deemed appropriate by the Trust’s officers.

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The NAV of each class of each Fund is determined by taking the market value of the applicable Fund’s total assets, subtracting the applicable Fund’s liabilities and then dividing the result (net assets) by the number of outstanding shares of the class.

Each Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Investments in other open-end registered investment companies are valued at their NAV.

Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early, (ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which a Fund calculates its NAV, or (iii) events occur after the close of the securities markets on which each Fund’s portfolio securities primarily trade but before the time as of which each Fund calculates its NAV.   Each Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable.
 The Board has delegated fair value determinations to a Valuation Committee composed of a member of the Board, the President or Treasurer, a representative of the Funds’ Fund Accountant and, if needed, a portfolio manager or a senior representative of the Adviser when a Fund’s securities require fair valuation. Fair valuation may be based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations.

The Small Cap Core Fund invests in the securities of smaller companies. The Fund’s investment in securities of smaller companies could require a fair value determination because they are more thinly traded and less liquid than securities of larger companies.

NYSE Holiday Schedule The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The NYSE’s holiday schedule is subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

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To the extent a Fund’s portfolio investments trade in markets on days when that Fund is not open for business, that Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a Fund is open for business. If the exchange or market on which that Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the primary trading markets for a Fund may close early on the day before certain holidays and the day after Thanksgiving.

Payments to Financial Intermediaries  The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities when approved by the Fund (collectively, “financial intermediaries”) to accept purchase, redemption and exchange orders on the Fund’s behalf.

The Fund and its affiliates (at their own expense) may pay compensation to such financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency, recordkeeping and shareholder communication services.  For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund platform sponsor or similar program sponsor or for services provided in connection with such platforms and programs.

The amount of compensation paid to different financial intermediaries may differ.  The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.  To the extent that the Fund pays (a portion) of such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund or its transfer agent.  To the extent a Fund affiliate pays such compensation, it would likely include amounts from that affiliate’s own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares.  For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses.  It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with

21

an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments.  Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

If you invest through a broker or other financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund.  Among other things, such financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying (selling) Fund shares.  You should consult your broker or other representative of your financial intermediary for more information.

Anti-Money Laundering Program Customer identification and verification are part of the Funds’ overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, each Fund reserves the right, to the extent permitted by law, (i) to refuse, cancel or rescind any purchase order; or (ii) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority or applicable law. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio securities is available in the SAI.

Buying Shares Currently, Investor Shares are not offered for sale.

How to Make Payments Unless purchased through a third-party financial institution, all investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures, adopted on behalf of the Funds, the Funds do not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier’s check or traveler’s check).  The Funds and the Adviser also reserve the right to accept in-kind contributions of securities in exchange for shares of a Fund.

Checks Checks must be made payable to “Golden Funds”. For individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”), or Uniform Transfers to Minors Act (“UTMA”) accounts, checks may be made payable to

22

one or more owners of the account and endorsed to “Golden Funds”. A $20 charge may be imposed on any returned checks.

ACH Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Minimum Investments The Funds accept investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
Standard Accounts	$2,500	$1,000
Retirement Accounts	$2,500	$1,000
Investor Shares
Standard Accounts	$2,500	$ 500
Retirement Accounts	$2,500	$ 500

If deemed appropriate by the Trust officers, each Fund may waive minimum investment requirements for certain Fund investors.

Account Application and Customer Identity Verification To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, a Fund will ask for your first and last name, tax identification number, physical street address, date of birth,  and other information or documents that will allow a Fund to identify you.  If you do not supply the required information, a Fund will attempt to contact you or, if applicable, your financial adviser. If a Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application and investment amount. Once your

23

application is accepted, a Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

A Fund will try to verify your identity within a timeframe established in its sole discretion. If a Fund cannot do so, the Fund reserves the right to close your account at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any redemption fees assessed. If a Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

Policy on Prohibition of Foreign Shareholders The Funds require that all shareholders be U.S. persons with a valid U.S. taxpayer identification number to open an account with a Fund.

Limitations on Frequent Purchases The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is each Fund’s policy to discourage short-term trading. Frequent trading in a Fund such as by traders seeking short-term profits from market momentum, time zone arbitrage, and other timing strategies that may interfere with the management of a Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, each Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Funds do not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to a Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. Each Fund reserves the right to cancel, restrict, or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

Because a Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

Each Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect a Fund or its operations.

  24

Account Requirements

Type of Account		Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	·	Instructions must be signed by all persons required to sign exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	· ·	Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other	·
 The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and corporate resolution or a secretary’s certificate.

Trusts	· ·	The trust must be established before an account can be opened. The trust must provide the first and signature pages from the trust document identifying the trustees.

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Investment Procedures

How to Open an Account	How to Add to Your Account
Through a Financial Institution	Through a Financial Institution
· Contact your Financial Institution using the method that is most convenient for you.	· Contact your Financial Institution using the method that is most convenient for you.
By Check	By Check

· Call or write us for an account application
· Complete the application (and other required documents, if applicable)
· Mail us your original application (and other required documents, if applicable) and a check
· Fill out an investment slip from confirmation or write us a letter · Write your account number on your check · Mail us the slip (or your letter) and the check
By Wire	By Wire

· Call or write us for an account application
· Complete the application (and other required documents, if applicable)
· Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number
· Mail us your original application (and other required documents, if applicable)
· Instruct your U.S. Financial Institution to wire your money to us
· Instruct your U.S. Financial Institution to wire your money to us.
By ACH Payment	By ACH Payment

· Call or write us for an account application
· Complete the application (and other required documents, if applicable)
· Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number
· Mail us your original application (and other required documents, if applicable)
· Purchases are limited to $25,000 per day
· We will electronically debit the purchase amount from the financial institution account identified on your account application

·  Call to request a purchase by ACH payment
·  Purchases are limited to $25,000 per day
·  We will electronically debit the your purchase proceeds from the financial institution account identified on your account application

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Systematic Investments You may establish a systematic investment plan to automatically invest a specified amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month.  Payments for systematic investments are automatically debited from your designated savings or checking account via ACH.  Systematic investments must be for at least $250 per occurrence.

Canceled or Failed Payments Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses or expenses incurred by a Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement.

Selling Shares

The Funds process redemption orders received in good order at the next calculated NAV. Under normal circumstances, a Fund will send redemption proceeds to you within a week. If a Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

27

How to Sell Shares from Your Account
Through a Financial Institution
· Contact your financial institution by the method that is most convenient for you
By Mail

· Prepare a written request including:
· Your name(s) and signature(s)
· Your account number
· The Fund name and class
· The dollar amount or number of shares you want to sell
· How and where to send the redemption proceeds
· Obtain a signature guarantee (if required)
· Obtain other documentation (if required)
· Mail us your request and documentation.

By Telephone

· Call us with your request (unless you declined telephone redemption privileges on your account application)
· Provide the following information:
· Your account number
· Exact name(s) in which the account is registered
· Additional form of identification
· Redemption proceeds will be mailed to you by check or electronically credited to your account at the financial institution identified on your account application.

Systematically

· Complete the systematic withdrawal section of the application
· Attach a voided check to your application
· Mail us your completed application
· Redemption proceeds will be mailed to you mailed to you by check or electornically credited to your account at the financial institution identified on your account application.

Wire Redemption Privileges You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach a Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals You may establish a systematic withdrawal plan to automatically redeem a specified amount of money or shares from your account on a

28

specified day and frequency not to exceed one withdrawal per month. These payments are sent from your account by check to your address of record, or, if you so designate, to your bank account by ACH payment. Systematic withdrawals must be for at least $250 per occurrence.

Signature Guarantee Requirements To protect you and the Funds against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You can obtain a Medallion Signature Guarantee from most banking institutions or securities brokers, but not from a notary public. The Transfer Agent will need written instructions signed by all registered shareholders, with a Medallion Signature Guarantee for each shareholder, for any of the following:

•	Written requests to redeem $100,000 or more

•	Changes to a shareholder’s record name or account registration

•	Paying redemption proceeds from an account for which the address has changed within the last 30 days

•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record

•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

•	Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

The Transfer Agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Accounts If the value of your account falls below $1,000 ($500 for IRAs), a Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, each Fund retains the right to close your account and send you the proceeds. A Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Redemptions in - Kind Pursuant to an election filed with the U.S. Securities and Exchange Commission (the “SEC”), each Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. To the extent a fund shareholder redeems its Fund holdings in - kind, the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from a Fund.  Please see the SAI for more detail on redemptions in - kind.

Lost Accounts The Transfer Agent will consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive

29

occasions, unless the Transfer Agent determines your new address. When an account is “lost”, all distributions on the account will be reinvested in additional Fund shares.   In addition, the amount of any outstanding (unpaid for six months or more) checks that have been returned to the Transfer Agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in an account until the Transfer Agent locates you or escheats the funds to the state of your last known address.

Choosing a Share Class

The following is a summary of the differences between Institutional Shares and Investor Shares of the Funds. Currently, Investor Shares are not offered for sale.

Institutional Shares	Investor Shares
• Designed for eligible institutions (financial institutions, corporations, trusts, estates and religious and charitable organizations), employee benefit plans with assets of at least $10 million, and registered investment advisors or financial planners purchasing shares on behalf of clients and who charge asset-based or hourly fees
• Lower expense ratio than Investor Shares due to no Rule 12b-1distributon fees

• Designed for retail investors • Higher expense ratio than Institutional Shares due to Rule 12b-1 fees

Fees vary considerably between the Funds’ classes. You should carefully consider the differences in the classes’ fee structures as well as the length of time you wish to invest in the Funds before choosing which class to purchase. Please review the Fee Table for the Fund before investing in a Fund. You may also want to consult with a financial adviser in order to help you determine which class is most appropriate for you.

Rule 12b-1 Distribution and Shareholder Service Fees The Trust has adopted a Rule 12b-1 plan under which the Funds pay the Distributor 0.25% of the average daily net assets of Investor Shares for distribution services and the servicing of shareholder accounts. Because Investor Shares pay these distribution fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or any other approved entity that provides distribution and shareholder services with respect to Investor Shares.

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Exchange Privileges

You may exchange your Fund shares for shares of other Golden Funds. For a list of funds available for exchange, call the Transfer Agent. Be sure to confirm with the Transfer Agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences. If you exchange into a fund that imposes a sales charge, you may have to pay that fund’s sales charge at the time of the exchange.

Requirements You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but a Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

How to Exchange
By Mail

 • Prepare a written request including:
• Your name(s) and signature(s)
• Your account number
• The names of each fund you are exchanging
• The dollar amount or number of shares you want to sell (and exchange)
• Open a new account and complete an account application if you are requesting different shareholder privileges
• Obtain a Medallion Signature Guarantee, if required
• Mail us your request and documentation

By Telephone

• Call us with your request (unless you declined telephone redemption privileges on your account application)
• Provide the following information:
• Your account number
• Exact name(s) in which account is registered
• Additional form of identification

Retirement Accounts

You may invest in Fund shares through an IRA account, including traditional and Roth IRAs also known as “Qualified Retirement Accounts.” Each Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

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Other Information

Distributions and Dividend Reinvestments

The Funds declare distributions from net investment income and pay those distributions annually. Any net capital gain realized by the Funds will be distributed at least annually.

Most investors have their dividends reinvested in additional shares of the same class of a Fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains mailed to you or sent directly to your bank account.  If you do not elect to have the proceeds reinvested, and the dividend or capital gain amount is less than $10, your proceeds will be automatically reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains may be reinvested. For Federal income tax purposes, distributions are treated the same way whether they are received in cash or reinvested.

Taxes

The Funds generally intend to operate in a manner such that they will not be liable for Federal income or excise taxes.

The Fund’s distributions of net investment income (including net short-term capital gain) are taxable to you as ordinary income. A Fund’s distributions of net long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

A portion of the Funds’ distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and net income reduce the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on the transactions equal to the difference, if

32

any, between the amount of your net sales proceeds and your tax basis in the Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of any net long-term capital gain distributions with respect to those shares.

The Funds may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Funds with your correct taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification.

After December 31 of each year, the Funds will mail you reports containing information about the income tax classification of distributions paid during the year.

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI, and consult your tax adviser.

Organization

The Trust is a Delaware statutory trust. The Funds do not expect to hold shareholders’ meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust, are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Funds). From time to time, large shareholders may control the Funds or the Trust.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Golden Large Cap Core Fund and the Golden Small Cap Core Fund  for the periods since the Funds’ inception. Certain information reflects financial results for a single Fund share of the Institutional Share class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended June 30, 2009 has been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report dated June 30, 2009, which is available upon request. Financial information of the Investor share class is not shown as such class was not offered during the period.

	Year Ended June 30,	Year Ended June 30,	Year Ended June 30,	September 13, 2005(a) through
	2009	2008	2007	June 30, 2006
GOLDEN LARGE CAP CORE FUND
NET ASSET VALUE, Beginning of
Period	$10.82	$12.24	$10.31	$10.00
INVESTMENT OPERATIONS
Net investment income(b)	0.14	0.12	0.10	0.11
Net realized and unrealized gain (loss) on investments	(2.81)	(1.45)	1.88	0.23 (c)
Total from Investment Operations	(2.67)	(1.33)	1.98	0.34
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.11)	(0.09)	—	—
Net realized gains	—	— (d)	(0.05)	(0.03)
Total Distributions to Shareholders	(0.11)	(0.09)	(0.05)	(0.03)
NET ASSET VALUE, End of Period	$8.04	$10.82	$12.24	$10.31
TOTAL RETURN(e)	(24.65)%	(10.90)%	19.20%	3.39%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$160,219	$133,917	$129,124	$21,563
Ratios to Average Net Assets(f):
Net expenses	0.70%	0.70%	0.70%	0.70%
Gross expenses(g)	0.70%	0.70%	0.71%	0.72%
Net investment income (loss)	1.66%	1.06%	0.89%	1.36%
PORTFOLIO TURNOVER RATE(e)	40%	46%	56%	120%

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	Year Ended June 30,	Year Ended June 30,	Year Ended June 30,	September 13, 2005(a) through
	2009	2008	2007	June 30, 2006
GOLDEN SMALL CAP CORE FUND
NET ASSET VALUE, Beginning of
Period	$11.09	$13.60	$11.40	$10.00
INVESTMENT OPERATIONS
Net investment loss(b)	(0.02)	(0.04)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	(4.09)	(2.36)	2.24	1.41 (c)
Total from Investment Operations	(4.11)	(2.40)	2.20	1.40
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income —	—	—	—	—
Net realized gains	—	(0.11)	—	—
Total Distributions to Shareholders	$6.98	(0.11)	—	—
NET ASSET VALUE, End of Period	(37.06)%	$11.09	$13.60	$11.40
TOTAL RETURN(e)		(17.66)%	19.30%	14.00%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$131,370	$209,709	$197,131	$24,837
Ratios to Average Net Assets(f):
Net expenses	1.10%	1.10%	1.10%	1.10%
Gross expenses(g)	1.10%	1.11%	1.11%	1.11%
Net investment income (loss)	(0.28)%	(0.38)%	(0.30)%	(0.11)%
PORTFOLIO TURNOVER RATE(e)	95%	72%	55%	41%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at that time.

(d)	Less than $0.01 per share.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

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Golden Large Cap Core Fund Institutional Shares Investor Shares Golden Small Cap Core Fund Institutional Shares Investor Shares

Annual/Semi-Annual Reports
Additional information about the Funds’ investments will be available in the Funds’ annual/semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (“SAI”) The SAI provides more detailed information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Funds

You may obtain free copies of the annual/semi-annual reports (when available), the SAI, request other information, and discuss your questions about the Funds by contacting the Funds at:

Golden Funds
P.O. Box 588
Portland, Maine 04112
(800) 206-8610 (toll free)

The annual/semi-annual reports and the SAI are not available on the Funds’ website as the Funds do not maintain a website at this time.

Distributor: Foreside Fund Services, LLC
www.foresides.com

Securities and Exchange
Commission Information

You can also review the Funds’ annual/semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You may obtain copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
Email address: publicinfo@sec.gov

Fund information, including copies of the annual/semiannual reports and the SAI, is available on the SEC’s Web site at www.sec.gov.

Investment Company Act File No. 811-3023

213-PRU-1109

Statement of Additional Information

November 1, 2009
Investment Adviser:
Auxier Asset Management LLC
5285 S.W. Meadows Road, Suite 333
Lake Oswego, OR  97035-2224

Account Information
and Shareholder Services:

Attn:  Transfer Agent
Atlantic Fund Administration, LLC
P.O. Box 588
Portland, ME  04112
(877) 3-AUXIER (877) 328-9437
www.auxierasset.com

Auxier Focus Fund Investor Shares A Shares

This Statement of Additional Information (the “SAI”) supplements the Prospectuses dated November 1, 2009, as may be amended from time to time, offering Investor and A Shares of Auxier Focus Fund (the “Fund”) (together, the “Prospectuses”), a separate portfolio of Forum Funds, a registered, open-end management investment company (the “Trust”).  This SAI is not a prospectus and should only be read in conjunction with the Prospectuses.  You may obtain the Prospectuses without charge by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above. You may also obtain the Prospectus on the Fund’s website listed above.

Financial statements for the Fund for the year ended June 30, 2009 are included in the Annual Report to shareholders and are incorporated into this SAI by reference.  Copies of the Annual Report may be obtained, without charge, upon request by contacting the transfer agent at the address or telephone number listed above or by visiting the Fund’s website.

Glossary	1

Investment Policies and Risks	2

Investment Limitations	10

Management	12

Portfolio Transactions	20

Purchase and Redemption Information	24

Taxation	25

Other Matters	31

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS	A-1
APPENDIX B – TRUST PROXY VOTING PROCEDURES	B-1
APPENDIX C – ADVISOR PROXY VOTING PROCEDURES	C-1
APPENDIX D – IA POLICIES AND PROCEDURES	D-1

Glossary

As used in this SAI, the following terms have the meanings listed.

“Accountant” means Atlantic.

“Administrator” means Atlantic.

“Adviser” means Auxier Asset Management LLC.

“Atlantic” means Atlantic Fund Administration, LLC.

“Board” means the Board of Trustees of the Trust.

“CFTC” means  the U.S. Commodities Future Trading Commission.

 “Code” means the Internal Revenue Code of 1986, as amended and includes the rules thereunder, IRS interpretations and any private letter rulings or similar authority upon which the Fund may rely.

“Custodian” means Union Bank, N.A.

“Distributor” means Foreside Fund Services, LLC.

 “Fund” means Auxier Focus Fund.

“Independent Trustee” means a Trustee that is not an interested person of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means the U.S. Internal Revenue Service, Inc.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value per share.

“NRSRO” means a nationally recognized statistical rating organization.

“SAI” means this  Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s Corporation, a division of the McGraw Hill Companies.

“Transfer Agent” means Atlantic Shareholder Services, LLC.

“Trust” means Forum Funds, a Delaware statutory trust.

“U.S.” means United States.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended, including rules and regulations as promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended and includes the rules and regulations,  SEC interpretations and any exemptive orders or interpretive relief thereunder.
1

Investment Policies and Risks

The Fund is a diversified series of the Trust.  The Fund offers two classes: Investor Shares and A Shares.  On December 10, 2004, the Fund acquired the assets and liabilities of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”) in a tax-free reorganization.  The Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund.  Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds (the “Ameriprime Fund”).  This section discusses investments that the Fund can make.  Please see the Prospectus for a discussion of the principal policies and risks of investing in the Fund.

Equity Investments

Equity Securities  Equity securities consist of common stock, preferred stock, convertible preferred stock, depositary receipts such as American Depositary Receipts (“ADRs”), rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Preferred stock, like common stock, represents an ownership interest in a corporation, but preferred stock will be paid before common stock in the event of liquidation. Convertible preferred stock is preferred stock that can be converted to common stock at a certain price within a defined period of time. Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Equity securities also include exchange-traded funds, such as S&P Depositary Receipts (“SPDR”s, known as “Spiders”), DIAMONDS, and QQQs.   These equity securities such as SPDRs are also investment companies. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index.  SPDRs trade on the American Stock Exchange under the symbol SPY.  A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY.  DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow.  DIAMONDS trade on the American Stock Exchange under the symbol DIA.  QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index.  QQQs trade on the American Stock Exchange under the symbol QQQ.  Exchange traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.   For additional information regarding the risks of investing in exchang-traded funds, see page 10 of this SAI.

Preferred Stock  Preferred stock has a preference in liquidation (and, generally in dividends) over common stock but is subordinated in liquidation to debt.  As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate.  Some preferred stocks are convertible into other securities (typically, common stock) at a fixed price and ratio or upon the occurrence of certain events.  The market price of convertible preferred stocks generally reflects an element of conversion value.  Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer.  Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism.  In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.  All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds.  In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.  Preferred stocks may be rated by S&P and Moody’s, although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund.  The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Adviser.  Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock

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obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments.  Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.  See Appendix A of this SAI for a further discussion of the ratings used by Moody’s and S&P.

Equity Risks The fundamental risk of investing in equity securities is the risk that the value of the stock might decrease.  Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions factors beyond the control of the Adviser.  Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments.  The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. As a result, the return and net asset value of the Fund will fluctuate.

Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Fixed Income Investments

Debt Securities  The Fund may invest in short- and long-term debt securities, convertible bonds and convertible debt securities.  The Fund will not invest more than 5% of its net assets in each of the following: preferred stock, convertible preferred stock and convertible bonds.  Changes in interest rates will affect the value of the Fund’s investments in debt securities.  Increases in interest rates may cause the value of the Fund’s investments to decline and this decrease in value may not be offset by higher interest income from new investments.  Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of fixed income securities.  The Fund may invest up to 25% of its net assets in junk bonds rated at the time of purchase BB/Ba or lower by S&P or Moody’s or, unrated, but determined to be of comparable quality by the Adviser.  Junk bonds are subject to greater market risk and credit risk, or loss of principal and interest, than higher rated securities, as described below under “Lower Quality Debt Securities.”  Appendix A of this SAI describes the securities ratings used by various ratings agencies.

Corporate Debt Securities   Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs.  Corporate debt securities include commercial paper, which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.  Fixed rate corporate debt securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest.  This is because floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index.  Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates.  In periods of rising interest rates the value of a fixed rate security is likely to fall.  Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics.  Therefore, they behave more like floating rate securities with respect to price volatility.

Many corporate debt obligations permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates.  Issuers are more likely to call bonds during periods of declining interest rates.  In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance.

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Variable and Floating Rate Securities  Certain debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts.  These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on these securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.  Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as “inverse floaters”).  Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security’s market value while increasing the security’s yield.

Many variable rate instruments include the right of the holder to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments.

Lower Quality Debt Securities  Lower quality debt securities (commonly called “junk” or “high yield” bonds) often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or changes in economic conditions.  The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.  The market for lower quality securities may be less liquid than the market for securities of higher quality.  Furthermore, the liquidity of lower quality securities may be affected by the market’s perception of their credit quality.  Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

Lower quality securities present risks based on payment expectations.  For example, high yield bonds may contain redemption or call provisions.  If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets.  If the Fund experiences unexpected net redemptions, this may force it to sell its high yield bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type held by the Fund.  In considering investments for the Fund, the Adviser attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future.  The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

U.S. Government Securities The Fund may invest in U.S. Government Securities.  U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities.  U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

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U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.  No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law.  Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency to attempt to provide stability in the financial markets, mortgage availability and taxpayer protection by seeking to preserve Fannie Mae and Freddie Mac’s assets and property and to put Fannie Mae and Freddie Mac in a sound and solvent condition.  Under conservatorship, the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that Fannie Mae and Freddie Mac maintain a positive net worth.

Further, the U.S. Treasury has established a new secured lending credit facility that will be available to Fannie Mae and Freddie Mac to assist the entities in funding their regular business activities in the capital markets until December 31, 2009.  Also, the U.S. Treasury has initiated a program to purchase Fannie Mae and Freddie Mac mortgage-backed securities through December 31, 2009 to aid mortgage affordability.

Municipal Securities  Municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works.  They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest.  Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue.  Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority.

Municipal securities may carry fixed or floating rates of interest.  Most municipal securities pay interest in arrears on a semi-annual or more frequent basis.  However, certain securities, typically known as capital appreciation bonds or zero coupon bonds, do not provide for any interest payments prior to maturity.  Such securities are normally sold at a discount from their stated value, or provide for periodic increases in their stated value to reflect a compounded interest rate.  The market value of these securities is also more sensitive to changes in market interest rates than securities that provide for current interest payments.

Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years.  Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes.  The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing.  An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Convertible Securities  A convertible security is a bond or preferred stock, which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer.  Convertible securities are senior to common stock in a corporation’s capital structure, but usually are subordinated to non-convertible debt securities.  While providing a fixed income stream generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, convertible securities also afford an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted).  As a fixed income security, the market value of a convertible security generally increases when interest

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rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines.  Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

General Risks of Debt Securities

 Yields on debt securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.  Some municipal securities may be supported by credit and liquidity enhancements such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, general domestic and foreign banks.

Certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.  Issuers may prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.  The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Interest Rate Risk  The market value of the interest-bearing debt securities held by a Fund will be affected by changes in interest rates.  There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates.  All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates.  As a result, an investment in a Fund is subject to risk even if all debt securities in the Fund’s investment portfolio are paid in full at maturity.

Credit Risk  Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities.  The financial condition of an issuer of a debt security held by the Fund may cause it to default on interest or principal payments due on a security.  This risk generally increases as security credit ratings fall.

Investments in Foreign Securities

Foreign Securities   The Fund may invest in foreign equity and debt securities which may be denominated in foreign currencies. Foreign securities, including ADRs, are subject to additional investment risks.  All foreign investments are subject to foreign political and economic instability.  There may be less information publicly available about foreign issues than about domestic issues, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Foreign Market Risks  Investments in foreign securities also include the risk that the foreign government will impose restrictions on foreign currency transactions and rates of exchanges, will impose other regulations on exchange controls or will impose the seizure or nationalization of foreign assets.  There is also the risk that there will be changes in the administrations or economic and monetary policies of related foreign governments, resulting in the possibility of expropriation decrees and other adverse foreign governmental action, or the imposition of new taxes.  Foreign markets also tend to be less liquid and typically involve less government supervision of exchanges, brokers

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and issuers, as well as, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility and investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.  Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency denominated securities held by the Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Additional Risks of High Yield Foreign Sovereign Debt Securities  Investing in fixed and floating rate high yield foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities.  The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries also are characterized by political uncertainty or instability.

Other factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.  The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports.  To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be affected adversely.  If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment.  The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

The cost of servicing external debt also generally will be affected adversely by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates.  The ability to service external debt also will depend on the level of the relevant government's international currency reserves and its access to foreign exchange.  Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations.  If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the

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restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit that may affect adversely the Fund's holdings.  Furthermore, certain participants in the secondary market for such debt may be involved directly in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Other Investment Strategies

Borrowing  The Fund may borrow amounts up to 5% of its total assets to meet redemption requests.  Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s net asset value may tend to increase more than its investments increase in value, and decrease more when its investments decrease in value.  In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds.  Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Repurchase Agreements  The Fund may enter into repurchase agreements.  Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security.  During the term of a repurchase agreement, the Fund’s custodian, subcustodian or tri-party custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price.  Repurchase agreements allow the Fund to earn income for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

Repurchase agreements involve credit risk.  In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulties in exercising its rights to the underlying securities.  The Fund may incur costs and expensive time delays in disposing of the underlying securities, and it may suffer a loss.  Failure by the other party to deliver a security or currency purchased by or lent by the Fund may result in a missed opportunity to make an alternative investment.  Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements.  The Fund will only enter a repurchase agreement with a seller that the Adviser believes presents minimal credit risk.

Short Sales  The Fund may engage in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds.  The Fund may make short sales of securities or maintain a short position, in each case only against the box.  A short sale is “against the box” to the extent the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment.  In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. In addition, while borrowing securities for outstanding short sales, the Fund provides the lender collateral which is marked to market in an amount equal to the value of the security borrowed.  The Fund will not make short sales if, as a result, more than 20% of the Fund’s net assets would be held as collateral for short sales.

Positions in shorted securities are speculative and more risky than long positions in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus transaction costs, whereas there is no maximum attainable price of the shorted security.  Therefore, in theory, securities sold short have unlimited risk.  Investors should be aware of the intrinsic risk involved in the Fund and be cognizant that any strategy that includes selling securities short can suffer significant losses.

In connection with its short sales, the Fund will be required to segregate in an account or on the books and records of the Fund, offsetting assets, cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker.  Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

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Illiquid Securities  The Fund has a non-fundamental policy pursuant to which it may not invest more than 15% of its net assets in illiquid securities.  If, after the time of acquisition, due to subsequent fluctuations in value or any other reasons, the value of the Fund’s illiquid securities exceeds 15%, the Fund will consider what actions, if any are necessary to maintain adequate liquidity and, if required by law, take appropriate steps to reduce the percentage held in illiquid securities within a reasonable amount of time.

Foreign Currency Transactions  The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs.  Foreign currency transactions involve certain costs and risks.  A Fund incurs foreign exchange expenses in converting assets from one currency to another.

Temporary Defensive Position  The Fund may invest in prime quality money market instruments, pending investment of cash balances.  The Fund may assume a temporary defensive position and may invest without limit in prime quality money market instruments.  Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Fund’s Adviser to be of comparable quality.  The Fund can also invest in cash and prime quality cash equivalents pending settlement of investments.

Money market instruments usually have maturities of one year or less and fixed rates of return.  The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds. The Fund will invest in money market mutual funds in compliance with the 1940 Act.

Open-End and Closed-End Investment Companies

General   The Fund may invest in shares of open-end and closed-end investment companies in accordance with the investment restrictions in the 1940 Act..Under the 1940 Act, the Fund’s investments in such securities is generally limited to 3% of the outstanding voting stock of any one company, 5% of the Fund’s total assets in any one company, and 10% of the Fund’s total assets in investment companies generally.  Shares of an exchange traded fund (“ETF”) that has received exemptive relief from the SEC to permit other funds to invest in the shares without these limitations and shares of money market funds are generally excluded from such restrictions.

Risks  The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company.  To the extent that the Fund invests in open-end or closed-end companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.

Exchange-Traded Funds

General  The Fund may invest in ETFs, which are registered investment companies, partnerships or trusts that are bought and sold on a securities exchange.  The Fund may also invest in exchange traded notes (“ETN”), which are structured debt securities. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer.  Most ETFs and ETNs are designed to track a particular market segment or index.  ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees.  When the Fund invests in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s or ETN’s expenses.

Risks  The risks of owning an ETF or ETN generally reflect the risks of owning the underlying securities the ETF or ETN is designed to track, although lack of liquidity in an ETF or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF or ETN. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer.

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Core and Gateway®

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure.   A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies.  The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund’s shareholders.  The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.
INVESTMENT LIMITATIONS

Except as required by the 1940 Act or the Code, such as with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund’s investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.  A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

1.           Fundamental Limitations

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval.

Diversification  With respect to 75% of its assets, the Fund will not purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund’s total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or  (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer.

Borrowing Money  The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

Senior Securities  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act.

Underwriting  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Real Estate  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities, which are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Commodities  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

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Loans The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Concentration The Fund will not invest 25% or more of its total assets in a particular industry.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust, on behalf of the Fund, as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the policy regarding borrowing money set forth above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, on behalf of the Fund and within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

2.           Non-Fundamental Limitations

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval.

Pledging The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

Borrowing The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

Margin Purchases  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

Illiquid Securities  The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

Loans of Portfolio Securities  The Fund will not make loans of portfolio securities.

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Management

1.           Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders.  The following table provides information about each Board member and certain officers of the Trust  Each Trustee and officer holds office until the person resigns, is removed, or is replaced.  Unless otherwise noted, the persons have held their principal occupations for more than five years.  The addresses for all Trustees and officers are c/o Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, ME 04101, unless otherwise indicated.  Each Trustee oversees twenty-eight portfolios in the Trust.   .  John Y. Keffer is considered an Interested Trustee of the Trust due to his affiliation with Atlantic.   Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc., another registered, open-ended investment company.

Name and Birth Date	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen LLP (law firm) 2002 – 2003; Partner, Thelen Reid & Priest LLP (law firm) 1995 – 2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (since 2006); Professor of Economics, University of California-Los Angeles 1992 - 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee Chairman,	Since 1989
Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company of which Atlantic is a subsidiary) since 1997; President, Citigroup Fund Services, LLC (“Citigroup”) 2003 – 2005

Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic, since 2008; Director, Consulting Services, Foreside Fund Services, 2007; Elder Care, 2005- 2006; Director, Fund Accounting, Citigroup, 2003-2005.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup, 2003-2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, 1994-2003.
David Faherty Born: 1970	Vice President	Since 2009
Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc.  (2007–2009); Associate Counsel Investors Bank & Trust Company 2006–2007; Employee of FDIC 2005; employee of IKON Office Solutions, Inc. 1998–2001.

Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup, 2006-2008; Money Market/Short Term Trader, Wellington Management 1996-2002.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic Fund Administration, LLC, since 2008; Vice President, Citigroup 2003 – 2008; Manager, Forum Financial Group, 1993-2003
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic Fund Administration, LLC, since July 2008; Vice President, Citigroup 2003 - 2008; Manager, Forum Financial Group, 1995-2003
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic Fund Administration, LLC, since 2008; Vice President, Citigroup 2005 - 2008; Manager, PNC, 1997-2005

1  Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

Trustee Ownership in the Fund and Other Series of the Trust

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2008	Aggregate Dollar Range of Ownership as of December 31, 2008 in all Funds Overseen by Trustee in the Trust
Interested Trustees
John Y. Keffer	None	None
Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	None	Over $100,000

2.           Ownership of Securities of the Adviser and Related Companies

As of December 31, 2008, no Independent Trustee or any immediate family member owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

3.           Information Concerning Trust Committees

Audit Committee  The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees.  Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust.  It is directly responsible for the appointment, termination, compensation and oversight of work of the independent registered public accountants to the Trust.  In

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so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls.  During the fiscal year ended June 30, 2009, the Audit Committee met six times for the Trust.

Nominating Committee  The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees.  Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members, and presenting these nominations to the Board.  The Nominating Committee will not consider any nominees for Trustee recommended by security holders.  During the fiscal year ended June 30, 2009, the Nominating Committee did not meet.

Valuation Committee   The Trust’s Valuation Committee, which meets when necessary, consists of Messrs.  Azariadis, Cheng, Keffer and Parish, the President or Treasurer, a representative of the Fund’s fund accountant and, if needed, a portfolio manager or senior representative of the investment adviser to the Trust series holding securities that require fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust’s policies and procedures for determining NAV per share of the Trust’s series.  The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust’s series consistent with valuation procedures approved by the Board.  During the fiscal year ended June 30, 2009, the Valuation Committee met eight times.

Qualified Legal Compliance Committee The Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees.  The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust.  During the fiscal year ended June 30, 2009, the QLCC did not meet.

4.           Compensation of Trustees and Officers

Each Trustee is paid an annual retainer fee of $16,000 for service to the Trust ($20,000 for the Chairman).  In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,500 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) in person or by electronic communication.  In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Trust for the fiscal year ending June 30, 2009.

Trustee	Compensation from Fund	Benefits	Retirement	Total Compensation from Trust
Costas Azariadis	$781	$ N/A	$ N/A	$29,000
James C. Cheng	$781	$ N/A	$ N/A	$30,500
J. Michael Parish	$1,063	$ N/A	$ N/A	$41,750
John Y. Keffer	$0	$ N/A	$ N/A	$0

5.           Investment Adviser

Services of Adviser  The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments

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and effecting portfolio transactions for the Fund. The Adviser may also pay fees to certain brokers/dealers to have the Fund available for sale through such institutions as well as for certain shareholder services provided to customers purchasing Fund shares through such institutions.

Subject to the general oversight of the Board, the Adviser makes decisions regarding the investment and reinvestment of the Fund’s assets.

Ownership of Adviser  The Fund’s investment adviser is Auxier Asset Management, LLC, 5 285 S.W. Meadows Road, Suite 333 , Lake Oswego, OR 97035-2224.  J. Jeffrey Auxier may be deemed to be a controlling person of the Adviser due to his control of JA Holdings, Inc.  JA Holdings, Inc. was created to be the sole member of the Adviser.

Information Regarding Portfolio Manager  The following information regarding the Fund’s portfolio manager has been approved by the Adviser.

Other Accounts under Management As of June 30, 2009, Mr. Auxier acted as portfolio manager for 312 other accounts with assets totaling $234.5 million.  Mr. Auxier does not manage any other registered investment companies.  No account managed by Mr. Auxier pays the Adviser a performance-based fee.

Conflicts of Interest Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account.  The Adviser seeks to manage such competing interests for the time and attention by focusing on a particular investment discipline.  Most other accounts managed by the portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

•
If the portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts.  To deal with these situations, the Adviser and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

The Adviser has adopted certain compliance procedures, which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of Portfolio Manager Mr. Auxier receives a fixed base cash salary.  Compensation is not based on the investment performance or assets of the Fund or other advisory accounts.

Portfolio Manager Ownership in the Fund

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of June 30, 2009
J. Jeffrey Auxier	Over $1,000,000

Fees  The Adviser’s fee is calculated as a percentage of the Fund’s average daily net assets.  The fee, if not waived, is accrued daily by the Fund and is assessed to each class based on average net assets for the previous month.  The Adviser’s fee is paid monthly based on average net assets for the prior month.

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In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund.  If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will not charge you a separate management fee on the account with respect to those assets.

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2010 to the extent necessary to maintain the total annual operating expenses at 1.35% of the average daily net assets of the Investor Shares and A Shares. The contractual waivers may be changed or eliminated with the consent of the Board of Trustees at anytime.

Table 1 in Appendix B shows the dollar amount of the fees paid by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data presented is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

Advisory Agreement  The Adviser is not affiliated with Atlantic or any company affiliated with Atlantic.  The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness.  Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust.  The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

6.           Distributor

Distribution Services
The Distributor (also known as the principal underwriter) of the shares of the Fund is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority.

Under a Distribution Agreement with the Trust dated March 31, 2009, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund.  The Distributor continually distributes shares of the Fund on a best effort basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a
“Financial Institution,” collectively, the “Financial Institutions”) for distribution of shares of the Fund.  With respect to certain Financial Institutions and related Fund “supermarket” platform arrangements, the Fund and/or the Fund’s Adviser, rather than the Distributor, typically enter into such agreements (see also “Purchases through Financial Institutions”).  These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor.  These Financial Institutions may act as processing agents and are responsible for transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through Financial Institutions will be subject to the procedures of those Institutions through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the Financial Institution through whom they purchase shares.  Investors purchasing shares of the Fund through Financial Institutions should acquaint themselves with their institution’s procedures and should read the Prospectus in conjunction with any materials and information provided by their institution.  The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

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The adviser, at its expense, pays the Distributor a fee for certain distribution-related services in that employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of Fund shares.

Pursuant to the Distribution Agreement, the Distributor receives, and may re-allow to certain financial institutions, the sales charge paid on purchases of the Fund’s A Shares.

Table 2 in Appendix B shows the dollar amount of aggregate sales charge paid to the Distributor, the amount retained, and the amount reallowed to financial institutions in connection with purchases of the Fund’s Class A shares.  The data presented is for the past three fiscal years.

Distribution Plan – A Shares  The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or any other entity approved by the Board (collectively, “Payees”) as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of the fund’s A Shares. The Payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Fund’s A Shares.  The plan is a core component of the ongoing distribution of A Shares.

The plan provides that the Payees may incur expenses for distribution and service activities including but  not limited to:  (1) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and (2) providing services to holders of shares related to their investment in the Fund, including without limitation, providing assistance in connection with responding to a  Fund’s shareholder inquiries regarding the Fund’s investment objective, policies and other operational features, and inquiries regarding shareholder accounts.  Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a Payee who engages in or supports the distribution of Fund shares, or who provides shareholder servicing such as responding to a Fund’s shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Adviser or others in connection with the offering of Fund shares for sale to the public.

The Rule 12b-1 plan requires the Payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made.  The plan obligates the Fund to compensate a Payee for services and not to reimburse it for expenses incurred.

The Rule 12b-1 plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees.  The plan further provides that it may not be amended to materially increase the costs, which the Trust bears for distribution/shareholder servicing pursuant to the plan with respect to a class without approval by shareholders of that class and that other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to the Fund’s A shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of the Fund’s A Shares.

Table 3 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of fees waived by the Distributor and the actual fees received by the Distributor and its agents under the plan. The data is for the past fiscal year ..

7.           Other Fund Service Providers

Administrator, Accountant, Transfer Agent and Compliance Services

Atlantic and its subsidiaries provide administration, fund accounting and transfer agency services to the Fund. Atlantic is a subsidiary of Forum Trust, LLC. John Y. Keffer, a Trustee, is the Chairman of Atlantic and is also the founder and a substantial owner of Forum Trust, LLC, the parent entity of Atlantic.

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Pursuant to the Atlantic Services Agreement (the “Services Agreement”), the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month.

As administrator, Atlantic administers the Fund’s operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Fund’s investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. The Services Agreement is terminable with or without cause and without penalty by the Trust or by the administrator on 120 days’ written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. Under the Services Agreement, Atlantic and certain related parties (such as Atlantic’s officers and persons who control Atlantic) are indemnified by the Fund against any and all claims and expenses related to the Atlantic’s actions or omissions that are consistent with Atlantic’s contractual standard of care. Under the Services Agreement, in calculating the Fund’s NAV, Atlantic is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to  1/2 of 1% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Fund.

Table 4 in Appendix B shows the dollar amount of the fees paid by the Adviser under the Advisory Agreement to Atlantic and Citi, the amount of fees waived by Atlantic and Citi for administration services and the actual fees received by Atlantic and Citi. The data is for the past three fiscal years.

Table 5 in Appendix B shows the dollar amount of the fees paid by the Adviser under the Advisory Agreement to Atlantic and Citi for fund accounting services, the amount of fees waived by Atlantic and Citi, and the actual fees received by Atlantic and Citi. The data is for the past three fiscal years.

Atlantic serves as transfer agent and distribution paying agent for the Fund. Atlantic is registered as a transfer agent with the Office of Comptroller of the Currency. The transfer agent and distribution paying agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

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Prior to June 2, 2008, Citigroup Fund Services, LLC (“Citi”) served as the Fund’s administrator and fund accountant, pursuant to its Administration, Fund Accounting and Transfer Agency Services Agreement with the Trust dated April 20, 2007 (the “Citi Services Agreement”) on terms similar to those in the Citi Services Agreement.

Atlantic provides a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), a Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Fund., as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to its Compliance Services Agreement dated June 1, 2008 (the “Compliance Services Agreement”).

For making available the CCO, AMLCO and Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Fund of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), (ii) $5,000 per Fund, and (iii) an annual fee of 0.01% of the Fund’s average daily net assets, subject to an annual maximum of $20,000 per Fund.

The Compliance Services Agreement continues in effect until terminated. The Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance Services Agreement, (1) Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, and (2) Atlantic and certain related parties (“Atlantic Indemnitees”) are indemnified by the Fund against any and all claims and expenses related to an Atlantic Indemnitee’s actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic’s duties or by reason of reckless disregard of its obligations and duties under the Compliance Services Agreement.

Prior to June 2, 2008, Foreside Compliance Services (“FCS”) provided Compliance Services to the Fund on terms similar to those in the Compliance Services Agreement

Table 6 in Appendix B shows the dollar amount of the fees paid by the Adviser under the Advisory Agreement to Atlantic and FCS for Compliance Services, the amount of the fee waived by Atlantic and FCS and the actual fees retained by Atlantic and FCS. The data is for the past three fiscal years.

Custodian  Union Bank, N.A., is the Custodian for the Fund and safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments.  The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets.  The Custodian is located at 350 California Street, 6th Floor, San Francisco, CA 94104.

Legal Counsel  K&L Gates LLP, 1601 K Street, Washington D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm Briggs, Bunting & Dougherty, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund and provides audit and tax services.  BBD audits the annual financial statements of the Funds and provides the Fund with an audit opinion.  BBD also reviews certain regulatory filings of the Fund.

Portfolio Transactions

1.           How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions.  In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers).  These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities.  There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally affected; (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker.  In transactions on stock exchanges, commissions are negotiated.  When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased  from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

2.          Commissions Paid

Table 7 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund and the Adviser.  The data presented are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

3.           Adviser Responsibility for Purchases and Sales

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser.  The Adviser seeks “best execution” for all portfolio transactions.  This means that the Adviser seeks the most favorable price and execution available for the purchase and sale of securities.  The Fund has no obligation to deal with a specific broker or dealer in the execution of portfolio transactions.  Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.  The Adviser’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

4.           Choosing Broker-Dealers

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available.  Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser’s duties, the Adviser may consider payments made by brokers effecting transactions for the Fund.  These payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.

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The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or the broker is efficient in trade execution.

Table 8 in Appendix B lists each broker to whom the Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

5.           Obtaining Research from Brokers

The Adviser has full brokerage discretion.  The Adviser evaluates the range and quality of a broker’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer.  The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers.  This research is designed to augment the Adviser’s own internal research and investment strategy capabilities.  This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.  Typically, the research will be used to service all of the Adviser’s accounts, although a particular client may not benefit from all the research received on each occasion.  The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services.  Since most of the Adviser’s brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser’s clients and the Fund’s investors.

Table 8 in Appendix B lists each broker to whom the Fund directed brokerage during the fiscal year in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

6.           Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

7.           Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

8.           Other Accounts of the Adviser
Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates.  Investment decisions are the product of many factors, including basic suitability for the particular client involved. A particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.  In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interests of the affected accounts and equitable to each and in accordance with the amount being purchased or sold by each.  There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security.  In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

9.           Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year-to-year depending on many factors.  From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets.  An annual portfolio turnover rate of

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100% would occur if all the securities in the fund were replaced once in a period of one year.  Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

10.	Securities of Regular Broker-Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parent companies of those brokers and dealers.  For this purpose, regular brokers and dealers means the 10 brokers or dealers that:  (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 9 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

11.        Portfolio Holdings

Portfolio holdings of a Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC.  Portfolio holdings as of the end of a Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report.  Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of a  Fund's latest semi-annual report to shareholders or a copy of a Fund's latest Form N-Q which contains the Fund's portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-CSR and Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Fund’s Adviser makes publicly available, on a monthly basis, information regarding the Fund’s top ten holdings (including name and percentage of the Fund’s assets invested in each such holding). This holdings information is made available through the Fund or Adviser’s website, www.auxierasset.com. This monthly holdings information is released within 15 days after the month end.

A Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for a Fund's operations that a Fund has retained them to perform.  The Advisor to a Fund has regular and continuous access to a Fund's portfolio holdings.  In addition, a Fund's Administrator, Custodian, Distributor and Fund Accountant as well as independent auditors, proxy voting services, mailing services and financial printers may have access to a Fund's nonpublic portfolio holdings information on an ongoing basis.  The Trustees, a Fund’s officers, and legal counsel to the Trust and to the Independent Trustees may receive such information on an as needed basis

From time to time, nonpublic information regarding the Fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information.  Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purpose for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders.  Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information.  Such confidentiality agreements entered into for the receipt of nonpubic information shall also provide, among other things, that the Recipient:  (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Fund’s Adviser or the Fund, will return or promptly destroy the information.

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No compensation is received by the Fund, or, to the Fund’s knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund’s portfolio holdings. The codes of ethics of the Trust, of the Adviser, of the Fund officers and of the Distributor are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. The Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other policies that address conflicts of interest arising from the misuse of such information.

A Fund's portfolio holdings disclosure policy is subject to review by the Fund’s CCO who will report the results of such review at least annually to the Board.  Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

Purchase and Redemption Information

1.          General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent at the address and phone number listed on the front cover of the SAI.  The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the NYSE is closed or trading on the NYSE is restricted.  Not all classes or funds of the Trust may be available for sale in the state in which you reside.  Please check with your investment professional to determine a class or fund’s availability.  The Fund reserves the right to refuse any purchase request.

2.           IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

3.           UGMAs/UTMAs

If the custodian’s name is not in the account registration of a gifts or transfers to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity.

4.           Purchases through Financial Institutions

The Fund or its Adviser may enter into agreements with Financial Institutions.  You may purchase and redeem shares through Financial Institutions. The Fund has authorized one or more Financial Institutions to receive purchase, redemption or exchange orders on its behalf.    Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund.  Your order will be priced at the Fund’s NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund’s prospectus or the Financial Institution’s contractual arrangements with the Fund.

Financial Institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.  If you purchase shares through a Financial Institution, you will be subject to the institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

The Adviser may pay certain Financial Institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for inclusion of the Fund on mutual fund “supermarket” platforms, for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

5.           Additional Redemption Information

You may redeem shares of the Fund at the NAV per share minus any applicable redemption fee.  Accordingly, the redemption price per share of the Fund may be lower than its NAV per share.  To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period.  Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

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The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectuses.

6.          Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading on the New York Stock Exchange is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may, by order, permit for the protection of the shareholders of the Fund.

7.           Redemption-In-Kind

Redemption proceeds normally are paid in cash.  If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

8.           NAV Determination

In determining the Fund’s NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services.  If no sale price is reported, the mean of the last bid and ask price is used.  If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

9.           Distributions

A distribution of net investment income will be reinvested at the applicable fund class’s NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid.  A distribution of net capital gain will be reinvested at the fund class’s NAV (unless you elect to receive distributions in cash) on the payment date for the distribution.  Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.
Taxation

The tax information set forth in the Prospectuses and in this section relates solely to U.S. Federal income tax law and assumes that the Fund qualifies as a regulated investment company under that law (as discussed below).  This information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders.  No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the implications to shareholders.  The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code in effect on the date hereof.  Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders.  Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisers as to the Federal, state, local and foreign tax provisions applicable to them.

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Qualification for Treatment as a Regulated Investment Company

The Fund intends, for each taxable year, to qualify for treatment as a “regulated investment company” under Subchapter M of the Code.  This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year-end of the Fund is June 30 (the same as its fiscal year end).

1.	Meaning of Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, interest, dividends, net short-term capital gain and other ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders.  To continue to qualify for that treatment, the Fund must satisfy the following requirements:

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The Fund must distribute annually to its shareholders at least 90% of its investment company taxable income each taxable year.  (Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that year for purposes of satisfying this requirement.)

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The Fund must derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, foreign securities, or other income (including gains from options, futures and forward contracts) derived from its business of investing in securities or those currencies and (2) net income from an interest in a qualified publicly traded partnership (“QPTP”).

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The Fund must satisfy the following asset diversification test at the close of each quarter of a taxable year: (1) at least 50% of the value of the Fund’s total assets must consist of cash and cash items, government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of the Fund’s total assets may be invested in (a) the securities of any one issuer (other than government securities and securities of other regulated investment companies), (b) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs.

Failure to Qualify  If for any taxable year the Fund does not qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends (including distributions of net capital gain) it pays to its shareholders will be taxable to the shareholders as ordinary income (except, for individual shareholders, the part thereof that is “qualified dividend income” (as described below)) to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify for treatment as a regulated investment company would thus have a negative impact on the Fund’s income and performance.  It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

Fund Distributions  The Fund anticipates distributing to its shareholders substantially all of its investment company taxable income for each taxable year.  These distributions are taxable to you as ordinary income.  A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals through December 31, 2010 at a maximum Federal tax rate of 15% (0% for individuals in lower tax brackets) provided that holding period and other requirements are met by the Fund and the shareholder.  A distribution will be treated as qualified dividend income by a shareholder to the extent that the Fund receives dividend income from taxable

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domestic corporations and certain qualified foreign corporations. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions will not be treated as qualified dividend income.

The Fund anticipates distributing to its shareholders substantially all of its net capital gain for each taxable year.  These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year.  These distributions are taxable to you as long-term capital gain regardless of how long you have held shares.  These distributions do not qualify for the dividends-received deduction or as qualified dividend income.

The Fund may have capital loss carryovers (unutilized net capital losses from prior taxable years).  These capital loss carryovers (which can be used for up to eight taxable years) may be used to offset any current capital gain (whether short- or long-term).  All capital loss carryovers and the taxable years in which they expired are listed in the Fund’s financial statements. Net capital losses may not be carried back.

Any distribution by the Fund that does not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital.  Return of capital distributions reduce your tax basis in your shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

Each distribution by the Fund will be treated in the manner described above regardless of whether a distribution is paid in cash or reinvested in additional shares of the Fund.  If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

When you purchase shares, their NAV may reflect undistributed net investment income or recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund.  A distribution of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into income in the year in which they are made.  A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) to you during the year.

3.           Certain Tax Rules Applicable to the Fund’s Transactions

For federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short-term or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options).  When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration.  When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund.  When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and foreign currency contracts are considered “Section 1256 contracts” for federal income tax purposes.  Section 1256 contracts held by the Fund at the end of each taxable year are “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of the taxable year.  Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses.  The Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256 of the Code.

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Any option, futures contract, forward contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for federal income tax purposes.  A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.”  In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that:  (1) any loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions be deferred.  Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.  In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pay such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss.  These gains or losses increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. Federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders.  The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains.  Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder.  A PFIC means any foreign corporation (with certain exceptions) if, for the taxable year involved, either (1) it derives at least 75% of its gross income from "passive income" (including interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income."  The Fund could elect to "mark-to-market" stock in a PFIC.  Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock.  The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years.  The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election.  Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income.  The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss.  The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.  If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

Unless certain conditions are met by the Fund, a “short against the box” position may be treated as a constructive sale of the long position, which is a taxable event.  These conditions include a requirement that the short position be

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closed out within 30 days of the end of the year and that the investor must hold its long position, without entering into any hedging strategies, for a minimum of 60 days after the short position has been closed.

Under current federal tax law, if the Fund invests in bonds issued with "original issue discount", the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year.  With respect to “market discount bonds” (i.e., bonds purchased by the Fund at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds.  As a result, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash that the Fund has actually received as interest during the year.

4.           Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of (1) 98% of its ordinary income for the calendar year, plus (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund’s income must be distributed during the next calendar year.  The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of taxable income for the current calendar year.  The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

5.           Redemption of Shares

In general, you will recognize gain or loss on the redemption of shares of the Fund in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if you purchase Fund shares (for example, by reinvesting dividends) within 30 days before or after the redemption (a “wash sale”).  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.  In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss if the Fund shares are held as a capital asset and will be long-term capital gain or loss if the shares were held for longer than one year.  Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

 6.          Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and in the case of a failure described in clause (1) below, the proceeds of redemptions of shares (regardless of whether you realize a gain or a loss) otherwise payable to any shareholder:  (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or are a corporation or other “exempt recipient.”  Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder’s Federal income tax liability or refunded.

26

State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above.  These state and local rules are not discussed herein.  You are urged to consult your tax adviser as to the consequences of state and local tax rules with respect to an investment in the Fund.

7.           Foreign Income Tax

Investment income received by a Fund from sources within foreign countries and gains it realizes on the disposition of foreign securities may be subject to foreign income taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income and gains.  It is impossible to know the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries cannot be determined.  If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund.  However, there can be no assurance that a Fund will be able to do so.  Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes.  You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by a Fund.

Other Matters

1.           The Trust and Its Shareholders

General Information  Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act.  The Trust offers shares of beneficial interest in its series.  As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Absolute Opportunities Fund (4)
Absolute Strategies Fund (1)
Adams Harkness Small Cap Growth Fund
Auxier Focus Fund(2)
Beck, Mack & Oliver Global Equity Fund (f/k/a Austin Global Equity Fund)
Brown Advisory Core International Fund (4)
Brown Advisory Flexible Value Fund (f/k/a Flag)
 Investors – Equity Opportunity Fund) (6)
Brown Advisory Growth Equity Fund (3)
Brown Advisory Intermediate Income Fund (3)
Brown Advisory Maryland Bond Fund (4)
Brown Advisory Opportunity Fund (3)
Brown Advisory Small-Cap Growth Fund (5)
Brown Advisory Small-Cap Value Fund (3)
Brown Advisory Small-Cap Fundamental Value Fund (3)

Brown Advisory Value Equity Fund (3)
DF Dent Premier Growth Fund
Fountainhead  Special Value Fund
Golden Large Cap Core Fund (7)
Golden Small Cap Core Fund (7)
Grisanti Brown Value Fund (7)
Merk Absolute Return Currency Fund (9)
Merk Asian Currency Fund (9)
Merk Hard Currency Fund (9)
Payson Total Return Fund
Polaris Global Value Fund
The BeeHive Fund
The Market Neutral Fund (f/k/a Dover Long/Short Sector Fund) (7)
Waterville Large Cap Value Fund (7)

(1)	The Trust registered for sale shares of beneficial interest in Institutional, R and C classes of this series. Effective August 1, 2009, Class C shares were converted to R shares.
(2)	The Trust registered for sale shares of beneficial interest in Investor and A classes of this series.
(3)
The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Small-Cap Fundamental Value Fund are not publicly offered.

(4)	The Trust registered for sale shares of beneficial interest in an Institutional class of these series.
(5)
The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series.  The Fund has ceased the public offering of D Shares.  This means that the class is closed to new investors, and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.

(6)	The Trust registered for sale shares of beneficial interests in Institutional and A classes of these series.
(7)
The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series. Grisanti Brown Value Fund renamed its Institutional class “I Shares Class.” Currently Investor Shares of the Grisanti Brown Value Fund, Golden Large Cap Core Fund and Golden Small Cap Core Fund are not offered for sale.

(8)	The Trust registered for sale shares of beneficial interests in Institutional, A and C classes of these series.
(9)	The Trust registered for sale shares of beneficial interests in an Investor class of these series.

The Trust has an unlimited number of authorized shares of beneficial interest.  The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust, the Adviser and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Trust and the Fund will continue indefinitely until terminated.

27

Series and Classes of the Trust

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class’ performance.  For more information on any other series or class of shares of the Trust, investors may contact the Transfer Agent.

Shareholder Voting and Other Rights  Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law.  Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) the Trustees determine that the matter affects more than one series and all affected series must vote.  The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter.  Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law.  There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a series is entitled to the shareholder’s pro-rata share of all distributions arising from that series’ assets and, upon redeeming shares, will receive the portion of the series’ net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a series’) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Termination or Reorganization of Trust or Its Series

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company.  Under the trust instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act.  The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

Fund Ownership  As of October 5, 2009, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

Also as of that date, certain shareholders of record owned 5% or more of a class of shares of the Fund.  Shareholders known by the Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 10 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund.  Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.  As of October 5, 2009, the shareholders below may be deemed to control the Fund.  “Control” for this purpose is the ownership of more than 25% of the Fund’s voting securities.

Name and Address	Shares	% of Fund
Charles Schwab & Co., Inc *	3,682,577	51.19%

*Charles Schwab & Co., Inc. is a California corporation and a subsidiary of Charles Schwab Corporation.

Limitations on Shareholders’ and Trustees’ Liability  Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point.  The Trust’s Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust.  The Trust’s Trust Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series.  The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations.  The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders.  In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

2.           Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust and the Adviser are included in Appendices C and D.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by contacting the Transfer Agent at (877) 3-AUXIER or (877) 328-9437 and (2) on the SEC’s web site at www.sec.gov.

3.           Code of Ethics

The Trust, the Advisor, the Sub-Advisor and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between a Fund and personnel of the Trust, the Advisor, the Sub-Advisor and the Distributor.  The codes permit such personnel to invest in securities, including securities that may be purchase or held by a Fund, subject to certain limitations.

4.           Registration Statement

This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby.  The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents are not necessarily complete and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

5.           Financial Statements

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended June 30, 2009 are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon its authority as an expert in accounting and auditing.

28

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

A.	Long-Term Ratings

1.
Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note
Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.
Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:
• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
• Nature of and provisions of the obligation;
• Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

3.
Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Speculative Grade

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative.  'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;
The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.
Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa
An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a
An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba
An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b
An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note
Dual Ratings.  Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

3.
Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B – MISCELLANEOUS TABLES

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of fees paid to the Adviser with respect to the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser.

	Advisory Fee Accrued	Advisory Fee Waived	Advisory Fee Retained
Year Ended June 30, 2009	$1,168,879	$3,909	$1,164,970
Year Ended June 30, 2008	$1,526,415	$4,937	$1,521,478
Year Ended June 30, 2007	$1,482,544	$6,958	$1,475,586

The Adviser provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage fees and commissions, borrowing costs, taxes, certain compensation expenses of the Trustees, and extraordinary and non-recurring expenses.

Table 2 – Sales Charges (A Shares Only)

The following table shows the dollar amount of aggregate sales charge paid to the Distributor, the amount retained, and the amount reallowed to financial institutions in connection with purchases of the Fund’s A Shares.

Auxier Focus Fund Class A	Aggregate Sales Charge	Sales Charge Retained	Sales Charge Reallowed
Year Ended June 30, 2009	$0	$0	$0
Year Ended June 30, 2008	$208	$27	$181
Year Ended June 30, 2007	$11,698	$1,523	$10,175

Table 3 – Distribution Fees

The following table shows the dollar amount of fees payable by the Fund, pursuant to the 12b-1 Distribution Plan, the amount of fee that was waived by the Distributor, and the actual fees retained by the Distributor.

	Plan Fee Charged	Plan Fee Waived	Plan Fee Retained
Year Ended June 30, 2009	$643	$0	$643

Table 4 – Administration Fees

The following table shows the dollar amount of fees paid by the Adviser under the Advisory Agreement to Atlantic and Citi, the Fund’s prior administrator, with respect to the Fund, the amount of fee that was waived by Atlantic and Citi, if any, and the actual fees received by Atlantic and Citi. The data is for the past three fiscal years.

	Administration Fees	Administration Fees Waived	Administration Fees Received
Year Ended June 30, 2009	$135,000	$18,750	$116,250
Year Ended June 30, 2008	$135,681	$0	$135,681
Year Ended June 30, 2007	$141,909	$11,089	$130,820

Table 5 – Accounting Fees

The following table shows the dollar amount of fees paid by the Adviser under the Advisory Agreement to Atlantic and Citi, the Fund's prior accountant, with respect to the Funds, the amount of fee that was waived by Atlantic and Citi, if any, and the actual fees received by Atlantic and Citi. The data is for the past three fiscal years.

	Accounting Fees	Accounting Fees Waived	Accounting Fees Received
Year Ended June 30, 2009	$32,000	$0	$32,000
Year Ended June 30, 2008	$48,000	$0	$48,000
Year Ended June 30, 2007	$68,982	$5,323	$63,659

Table 6 – Compliance Fees

The following table show the dollar amount of the fees paid by the Adviser under the Advisory Agreement to Atlantic and FCS for Compliance Services, the amount of the fee waived by Atlantic and FCS and the actual fees retained by Atlantic and FCS. The data is for the past three fiscal years.

	Compliance Fees	Compliance Fees Waived	Compliance Fees Received
Year Ended June 30, 2009	$36,157	$3,899	$32,258
Year Ended June 30, 2008	$38,807	$0	$38,807
Year Ended June 30, 2007	$38,482	$0	$38,482

Table 7 – Commissions

The following table shows the aggregate brokerage commissions of the Fund.

	Aggregate Brokerage Commissions Paid	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Advisor or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Advisor or Distributor	% of Transactions Executed by an Affiliate of the Fund, Advisor or Distributor
Year Ended June 30, 2009	$12,529	$0	0%	0%
Year Ended June 30, 2008	$12,930	$0	0%	0%
Year Ended June 30, 2007	$19,713	$0	0%	0%

Table 8 – Directed Brokerage

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

	Broker	Amount Directed	Amount of Commissions Generated
Year Ended June 30, 20098	N/A	$0	$0

Table 9 – Securities of Regular Brokers or Dealers

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

Regular Broker or Dealer	Value of Securities Held (000’s Omitted)
N/A	N/A

Table 10 – 5% Shareholders

The following table lists: the persons who owned of record or beneficially 5% or more of the outstanding shares of each Fund class as of October 5, 2009.

Name and Address	Shares	% of Class Owned
Investor Shares
Charles Schwab & Co., Inc.* 9602 East Panarama Circle Englewood, CO 80112	3,683,577	51.19%
National Financial Services, LLC 200 Liberty Street World Financial New York, NY 10281	577,477	8.03%
A Shares
RBC Capital Markets Corp FBO Carolyn A Brown 62 Fernwood LN Greenville, SC 29607-1758	1,492	13.87%
RBC Capital Markets Corp FBO David M. Kell Individual Retirement Account 3802 Devonshire St Midland, MI 48642-4915	1,340	12.46%
RBC Capital Markets Corp FBO Gordon K Graves Individual Retirement Account RBC Capital Markets Corp Cust 2142 Miller Rd Kalamazoo, MI 49001-4118	1,312	12.20%
RBC Capital Markets Corp FBO Clark T Johnson 216 Merchant Fremont, MI 49412-1642	1,287	11.70%
RBC Capital Markets Corp FBO Barbara Rogers Individual Retirement Account RBC Capital Markets Corp Cust PO Box 594 Bellaire, MI 49615-0594	1,260	10.02%
RBC Capital Markets Corp FBO Fremont Metal Paper 2070 S Wisner Fremont, MI 49412-9722	1,208	8.60%
RBC Capital Markets Corp FBO Richard N Price Metals USA SEP IRA RBC Capital Markets Corp Cust 2333 Oakwood Dr SE Grand Rapids, MI 49506-4059	1,044	8.20%
RBC Capital Markets Corporation FBO Cynthia L. Rogers Mutual Fund Account 446 Champagne Circle Port Orange, FL 32127-6787	1,035	6.82%

APPENDIX C – PROXY VOTING PROCEDURES

FORUM FUNDS

POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

SECTION 1.  PURPOSE

Shareholders of the various series of Forum Funds ( the “Trust”) expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a “Fund”).  The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Fund.

SECTION 2.  RESPONSIBILITIES

(A)           Adviser.  Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an “Adviser”).  These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services.  To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

(B)           Proxy Manager.  The Trust will appoint a proxy manager (the “Proxy Manager”), who shall be an officer of the Trust.  The Proxy Manager shall oversee compliance by each Adviser and the Trust’s other service providers with these Policies.  The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures.  The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3.  SCOPE

These Policies summarize the Trust’s positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund’s shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise.  Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases.  For that reason, there may be instances in which votes may vary from these Policies.

C-1

SECTION 4.  POLICIES AND PROCEDURES FOR VOTING PROXIES

(A)           General

(1)           Use of Adviser Proxy Voting Guidelines or Proxy Voting Service.  If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

                                (2)  Independence.  The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser.  The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

(3)           Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B)           Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1)           Election of Directors.  Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2)           Appointment of Auditors.  Management recommendations will generally be supported.

(3)      Changes in State of Incorporation or Capital Structure.  Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.

(4)        Common Stock Increase Authorization. Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

C-2

(C)           Non-Routine Matters

(1)           Corporate Restructurings, Mergers and Acquisitions.  These proposals should be examined on a case-by-case basis.

(2)           Proposals Affecting Shareholder Rights.  Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3)           Anti-takeover Issues.  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4)           Executive Compensation.  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5)           Social and Political Issues.  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

               (D)          Conflicts of Interest

Each Adviser is responsible for maintaining procedures to identify conflicts of interest.  The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser.  A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board.  In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals.  The Adviser will vote the proposal according the determination and maintain records relating to this process.

(E)           Abstention

The Trust may abstain from voting proxies in certain circumstances.  The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund’s shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer.

C-3

APPENDIX D – IA POLICIES AND PROCEDURES MANUAL

Auxier Asset Management LLC
IA Policies and Procedures Manual
10/5/2004 to Current

Proxy Voting

Policy

Auxier Asset Management LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Lillian M. Walker, Operations & Compliance Manager, Auxier Asset Management LLC, has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Auxier Asset Management LLC has adopted procedures to implement the firm's policy and reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

•	All employees will forward any proxy materials received on behalf of clients to Rita Miller, Portfolio Administrator, Auxier Asset Management LLC;
•	Rita Miller will determine which client accounts hold the security to which the proxy relates;
•
Absent material conflicts, J. Jeffrey Auxier will determine how Auxier Asset Management LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

•	Disclosure

•
Auxier Asset Management LLC will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedure, including a statement that clients may request information regarding how Auxier Asset Management LLC voted a client's proxies, and that clients may request a copy of these policies and procedures.

•
Auxier Asset Management LLC will also send a copy of this summary to all existing clients who have previously received Auxier Asset Management LLC’s Disclosure Document; or Lillian M. Walker may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Lillian M. Walker.
•
In response to any request, Lillian M. Walker will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Auxier Asset Management LLC voted the client's proxy with respect to each proposal about which the client inquired.

Voting Guidelines

•
In the absence of specific voting guidelines from the client, Auxier Asset Management LLC will vote proxies in the best interests of each particular client. Auxier Asset Management LLC's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Auxier Asset Management LLC's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•
Auxier Asset Management LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

•	Auxier Asset Management LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
•
In reviewing proposals, Auxier Asset Management LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

Conflicts of Interest

•
Auxier Asset Management LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Auxier Asset Management LLC with the issuer of each security to determine if Auxier Asset Management LLC or any of its employees has any financial, business or personal relationship with the issuer.

•
If a material conflict of interest exists, Lillian M. Walker will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	Auxier Asset Management LLC will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

Auxier Asset Management LLC shall retain the following proxy records in accordance with the SEC's five-year retention requirement.
•	These policies and procedures and any amendments;
•	Each proxy statement that Auxier Asset Management LLC receives;
•	A record of each vote that Auxier Asset Management LLC casts;
•	Any document Auxier Asset Management LLC created that was material to making a decision how to vote

            • proxies, or that memorializes that decision including period reports to the General Manager;
•	A copy of each written request from a client for information on how Auxier Asset Management LLC voted such client's proxies, and a copy of any written response.

Statement of Additional Information

November 1, 2009

Investment Adviser:

D.F. Dent and Company, Inc.
2 East Read Street
Baltimore, Maryland 21202
http://www.dfdent.com/

Account Information
and Shareholder Services:

Atlantic Fund Administration, LLC
P.O. Box 588
Portland, Maine 04112
(866) 2DF-DENT (toll free)
(207) 879-0001
DF DENT PREMIER GROWTH FUND

This Statement of Additional Information (the “SAI”) supplements the Prospectus dated November 1, 2009, as may be amended from time to time offering shares of the DF Dent Premier Growth Fund (the “Fund”), a separate portfolio of Forum Funds, a registered, open-end management investment company (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above or by going to the Fund’s website listed above.

Financial statements of the Fund for the period ended June 30, 2009 are included in the Annual Report to shareholders and are incorporated into, and legally a part of, this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request, by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above.

GLOSSARY	2

1. INVESTMENT POLICIES AND RISKS	3

2. INVESTMENT LIMITATIONS	14

3. MANAGEMENT	16

4. PORTFOLIO TRANSACTIONS	27

5. PURCHASE AND REDEMPTION INFORMATION	30

6. TAXATION	33

7. OTHER MATTERS	38

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS	A-1

APPENDIX B – MISCELLANEOUS TABLES	B-1

APPENDIX C – PROXY VOTING PROCEDURES	C-1

GLOSSARY

As used in this SAI, the following terms have the meanings listed.

“Accountant” means Atlantic.

“Administrator” means Atlantic.

“Adviser” means D.F. Dent and Company, Inc.

“Board” means the Board of Trustees of the Trust.

“Atlantic” means Atlantic Fund Administration, LLC.

“CFTC” means the U.S. Commodities Future Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended, and includes the regulations thereunder, IRS interpretations and any similar authority upon which the Fund may rely.

“Custodian” means Union Bank, N.A.

“Distributor” means Foreside Fund Services, LLC.

“Fitch” means Fitch Ratings.

“Fund” means DF Dent Premier Growth Fund, a series of the Trust.

“Independent Trustee” means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of  the 1940 Act.

“IRS” means the U.S. Internal Revenue Service.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value per share.

“NRSRO” means a nationally recognized statistical rating organization. “SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s Corporation, a division of the McGraw Hill Companies, Inc.

“Transfer Agent” means Atlantic Shareholder Services, LLC. “Trust” means Forum Funds, a Delaware statutory trust. “U.S.” means United States.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended, and including rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and including rules and regulations as promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, and including rules, regulations, SEC interpretations and any exemptive order or interpretive relief thereunder.

1. INVESTMENT POLICIES AND RISKS

The Fund is a diversified series of the Trust. This section discusses in greater detail than the Fund’s Prospectus certain investments that the Fund can make. Please see the Prospectus for a discussion of the principal policies and risks of investing in the Fund.

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.  The U.S. Government has already taken a number of unprecedented actions to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide.  This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples.  It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.  These events and possible continued market turbulence may have an adverse effect on the Fund.

A.  Security Ratings Information

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of convertible securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  The rating of an issuer is a rating agency’s view of potential developments related to the issuer and may not necessarily reflect actual outcomes. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

The Fund’s investments in convertible securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in convertible securities that are considered investment grade. Investment grade securities are rated in the top four long-term rating categories or the two highest short-term rating categories by an NRSRO or are unrated and determined by the Adviser to be of comparable quality. The Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. The lowest rated convertible security bond in which the Fund may invest is “Baa” in the case of Moody’s and “BBB” in the case of S&P and Fitch. The lowest rated preferred stock in which the Fund may invest is “baa” in the case of Moody’s and “BBB” in the case of S&P.

The Fund may retain a security whose rating has been lowered below the lowest permissible rating category (or that is unrated and determined by the Adviser to be of comparable quality to a security whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

B.  Equity Securities General

Common and Preferred Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s common stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, or both, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Risks. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2. Convertible Securities

General. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than the underlying common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Risks.  Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

3. Warrants and Rights

General. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. The Fund will limit its purchases of warrants to not more than 10% of the value of its total assets. The Fund may also invest up to 10% of its total assets in stock rights. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

Risks. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4. Depositary Receipts

General. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”) and other types of depositary receipts. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. The Fund may invest in ADRs in order to obtain exposure to foreign securities markets.

Risks. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depository of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

5. Real Estate Investment Trusts

General. Real Estate Investment Trusts (“REITS”) are companies that (1) own, manage, or lease commercial real estate; (2) invest in loans for real estate development or securities backed by real estate (i.e., mortgage-backed securities); or (3) finance loans for real estate development. A REIT does not pay Federal income tax on income it generates or earns if certain requirements are satisfied including (1) the REIT invests at least 75% of its total assets in real property and (2) the REIT distributes at least 90% of its income as a dividend to shareholders.

Risks. Investments in REITs involve certain risks including real estate risk, diversification risk, interest rate/prepayment risk, and credit risk. Specifically, changes in the real estate market may affect the value of the real estate in which a REIT directly or indirectly invests and, thus, the profitability of the REIT. Additionally, a REIT’s portfolio may not be diversified to include a variety of investment property types or properties located in a variety of geographical regions. Accordingly, economic changes may have a greater effect on a REIT’s profitability than on an alternative investment that invests in a number of different types of investments and issues located in a variety of geographical locations. A change in interest rates may also affect the value of the real estate in which a REIT directly or indirectly invests. Specifically, an increase in interest rates may cause the value of a REIT’s investment in real estate loans or securities backed by real estate to decline. Alternatively, a decline in interest rates may affect a REIT’s yield if the loans or real estate related securities in which the REIT invests are prepaid requiring the REIT to invest in loans or real estate related securities with lower yields. Finally, with respect to a REIT’s financing of real estate loans and investment in loans or other real estate backed securities, there is the risk that the debtor on a loan or the issuer of the real estate backed security will be unable to make timely payments of interest or principal or to otherwise honor its obligations.

C. Foreign Securities

The Fund may invest in foreign securities, which may be denominated in foreign currencies. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

In addition, interest and dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and, therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

D. Fixed Income Securities

1.    General

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the U.S. (such as the mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Freddie Mac (formerly Federal Home Loan Mortgage Corporation) securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate debt securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders. Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed- term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies. Mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities’ effective maturities.

Government and Agency Mortgage-Backed Securities.

The Fund may invest in government agency and mortgage-backed securities. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association (“GNMA”), Fannie Mae and Freddie Mac. GNMA, a wholly-owned U.S. Government corporation creates pass-through securities from pools of government guaranteed (Farmers’ Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac are U.S. Government-sponsored corporations and are subject to regulation by the Office of Federal Housing Enterprise Oversight (“OFHEO”). Both issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government.

On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent condition. Under conservatorship, the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that Fannie Mae and Freddie Mac maintain a positive net worth.

Further, the U.S. Treasury has established a new secured lending credit facility that will be available to Fannie Mae and Freddie Mac to assist the entities in funding their regular business activities in the capital markets until December 31, 2009.  Also, the U.S. Treasury has initiated a program to purchase Fannie Mae and Freddie Mac mortgage-backed securities through December 31, 2009 to aid mortgage affordability.

Privately Issued Mortgage-Backed Securities. The Fund may invest in privately issued mortgage-backed securities. Mortgage- backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, Fannie Mae or Freddie Mac or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many nongovernmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Collateralized Mortgage Obligations. The Fund may invest in collateralized mortgage obligations (“CMOs”) that are collateralized by mortgage-backed securities issued by GNMA, Freddie Mac or Fannie Mae (“Mortgage Assets”). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranche is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranche until all other tranches with earlier stated maturity or distribution dates have been paid in full.

Asset-backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset- backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

Non-US Dollar Denominated Securities. The Fund may invest in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. Government; and
(4) foreign corporations.

High-Yield or "Junk" Bonds.  Junk bonds are debt securities that are not rated by a nationally recognized statistical rating organization or are rated below investment grade ot have an equivalent rating by a nationally recognized statistical rating organization. The Fund defines high-yield bonds to include: bank loans, fixed, variable floating rate and deferred interest debt obligations; mortgage-backed and asset-backed debt obligations provided they are unrated or rated below investment grade.

2.    Risks

General Risks. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. As a result, an investment in the Fund is subject to risk even if all debt securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, debt securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. Bankruptcy, litigation or other conditions may impair an issuers’ ability to pay, when due, the principal of and interest on its debt securities.

Credit Risk. The Fund’s investment in debt securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds.

Mortgage-Backed Securities. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund’s yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund’s yield will correspondingly decline.

Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other debt securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral.

This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage- backed securities.

Asset-Backed Securities. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

Junk Bonds.  Securities rated below investment grade, i.e. Ba or BB and lower, are subject to greater risk of loss of principal and interest than higher rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher rated securities in times of deteriorating economic conditions. In addition, lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interst rate levels than do those of higher rated securities.

The market for lower rated securities may be thinner and less active than that for higher rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower rated securities, the portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower rated securities, whether or not based on fundamental analysis, may tend to decrease the amrket value and liquidity of such lowe rated securities.

E. Forward Contracts

General. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be “derivatives”—financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis. The Fund will not have more than 25% of its total assets committed to forward contracts or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Portfolio’s investment securities or other assets denominated in that currency.

If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Risks. Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short- term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

F. Options

General. The Fund may purchase or write options on securities in which it may invest or on market indices based in whole or in part on such securities. Options purchased or written by the Fund must be traded on an exchange or over-the-counter. Options are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, exchanges on which options are traded, or by the CFTC. The Fund may purchase or write put and call options to: (1) enhance the Fund’s performance; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Currently, the Fund has no intention of investing in options for purposes other than hedging. No assurance can be given that any hedging or income strategy will achieve its intended result.

Segregated Assets. In order to attempt to reduce the risks involved in various transactions involving leverage, the Custodian, to the extent required by applicable rules or guidelines, will designate and maintain, in a segregated account, or on the books and records of the Fund, cash and liquid securities. The value of these assets, as marked to market daily, will be at least equal to the Fund’s commitments under these transactions.

Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the segregated assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Trust, on behalf of the Fund, has filed a notice with the National Futures Association claiming exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act  and therefore the Fund is not subject to registration or regulation as a commodity pool operator under that Act.

1. Options and Futures Strategies

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Stock Indices. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional options on securities except that stock index options are settled exclusively in cash. Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Options on Foreign Currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Risks. There are certain investment risks associated with options transactions. These risks include: (1) dependence on the Adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund’s ability to limit exposures by closing its positions. The potential loss to the Fund from investing in certain types of futures transactions is unlimited.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The Fund’s activities in options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund’s yield.

G. Repurchase Agreements

General. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Portfolio’s custodian, subcustodian or tri-party custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow the Fund to earn income for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

Risks. Repurchase agreements involve credit risk. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulties in exercising its rights to the underlying securities. The Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security or currency purchased or lent by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements. The Fund will only enter a repurchase agreement with a seller that the Adviser believes presents minimal credit risk.

H. When-Issued Securities

General. The Fund may purchase securities offered on a when-issued or delayed-delivery basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within a certain period of time after the transaction, but delayed settlements beyond that period may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

Risks. At the time the Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including the risk that the value of the security may decline. The use of when-issued transactions enables the Fund to protect against anticipated changes in interest rates and prices, but may also increase the volatility of the Fund’s asset value per unit. Failure by a counterparty to deliver a security purchased by the Fund on a when-issued or delayed-delivery basis may result in a loss to the Fund or a missed opportunity to make an alternative investment.

I. Illiquid and Restricted Securities

General. The term “illiquid securities,” as used herein, means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. The Fund has a non-fundamental policy pursuant to which it may not invest more than 15% of its net assets in illiquid securities. If, after the time of acquisition, due to subsequent fluctuations in value or any other reasons, the value of the Fund's illiquid securities exceeds 15%, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity and, if required by law, take appropriate steps to reduce the percentage held in illiquid securities within a reasonable amount of time. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”). For more information, see “Investment Limitations: Non-Fundamental Limitations-Illiquid Securities.”

Risks. Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to cause an issuer to register a restricted security in order to dispose of it, resulting in expense and delay. Generally, the Fund would not have the right to require an issuer to register a restricted security. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

Determination of Liquidity. The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

J. Registered Investment Companies

Open-End and Closed-End Investment Companies. The Fund may invest in shares of open-end and closed-end investment companies in accordance with the investment restrictions in the 1940 Act. Shares of an exchange traded fund (“ETF”) that has received exemptive relief from the SEC to permit other funds to invest in the shares without these limitations and shares of money market funds are generally excluded from such restrictions.

Risks. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in open-end or closed-end companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.

Exchange-Traded Funds. The Fund may invest in ETFs, which are registered investment companies, partnerships or trusts that are bought and sold on a securities exchange. The Fund may also invest in exchange traded notes (“ETN”), which are structured debt securities. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Most ETFs and ETNs are designed to track a particular market segment or index. ETFs and ETNs have expenses associated with their operation, typically including with respect to ETFs, advisory fees. When the Fund invests in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s or ETN’s expenses.

Risks. The risks of owning an ETF or ETN generally reflect the risks of owning the underlying securities the ETF or ETN is designed to track, although the lack of liquidity in an ETF or an ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF or ETN. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer.

K. Temporary Defensive Position

The Fund may invest in prime quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality. Appendix A summarizes the short-term ratings of several NRSROs.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

L. Core and Gateway®

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund’s shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders. The Board may authorize future investments in other securities not listed in the SAI.

2. INVESTMENT LIMITATIONS

Except as required by the 1940 Act or the Code, such as with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund’s investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A non-fundamental policy of the Fund may be changed by the Board without shareholder approval.

A. Fundamental Limitations

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

1. Borrowing

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.

2. Concentration

Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies provided that the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3. Diversification

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) more than 5% of the Fund’s total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

4. Underwriting Activities

Underwrite securities issued by other persons except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter.

5. Making Loans

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

6. Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

7. Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8. Issuance of Senior Securities

Issue any senior security (as defined in the 1940 Act), except that: (1) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (2) the Fund may acquire securities to the extent otherwise permitted by its investment policies, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (3) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act.

B. Non-Fundamental Limitations

The Fund has adopted the following non-fundamental investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

1. Borrowing

Purchase or otherwise acquire any security if the total of borrowings would exceed 5% of the value of its total assets.

2. Investments in Other Investment Companies

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

3. Short Sales

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that options transactions are not deemed to constitute selling securities short.

4. Illiquid Securities

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) restricted securities that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

5. Purchases on Margin

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

6. Exercising Control of Issuers

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

3. MANAGEMENT

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders.  The following table provides information about each Board member and certain officers of the Trust.  Each Trustee and officer holds office until the person resigns, is removed, or is replaced.  Unless otherwise noted, the persons have held their principal occupations for more than five years.  The addresses for all Trustees and officers are c/o Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, ME 04101, unless otherwise indicated.  Each Trustee oversees twenty-eight portfolios in the Trust.   John Y. Keffer is considered an interested trustee due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc.

Name and Birth Year	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen LLP (law firm) 2002 – 2003; Partner, Thelen Reid & Priest LLP (law firm) from 1995 – 2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (since 2006); Professor of Economics, University of California-Los Angeles 1992 - 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England). since 1991.
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee	Since 1989
Chairman, Atlantic Fund Administration, LLC, since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company of which Atlantic is a subsidiary) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003 – 2005.

1 Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC.  Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008
President, Atlantic, since 2008;  Director, Consulting Services, Foreside Fund Services January 2007- September 2007;  Elder Care, June 2005 - December 2006; Director, Fund Accounting, Citigroup December 2003 - May 2005.

Karen Shaw Born: 1972	Treasurer ; Principal Financial Officer	Since 2008
Senior Manager, Atlantic ,since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003 - July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994 - December 2003.

David Faherty Born: 1970	Vice President	Since 2009
Senior Counsel, Atlantic (since 2009); Vice President, Citi Fund Services Ohio, Inc.   (2007–2009); Associate Counsel, Investors Bank & Trust Company (2006–2007); FDIC (2005); IKON Office Solutions, Inc. (1998–2001).

Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic (since 2008); Vice President, Citigroup (2003-2008); Manager, Forum Financial Group (1993-2003).
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic (since 2008); Vice President, Citigroup (2003-2008); Manager, Forum Financial Group, (1995-2003).
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic (since 2008); Vice President, Citigroup (2005-2008); Manager, PNC, (1997-2005).
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic, since May 2008; Regulatory Administration Specialist, Citigroup June 2006-May 2008; Money Market/Short Term Trader, Wellington Management 1996-2002.

1. Trustee Ownership in the Fund and Other Series of the Trust

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2008	Aggregate Dollar Range of Ownership as of December 31, 2008 in all Funds Overseen by Trustee in the Trust
Interested Trustee
John Y. Keffer	None	None
Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	None	Over $100,000

2. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2008, no Independent Trustee (or any of his immediate family members) owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

3. Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust’s Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended June 30, 2009, the Audit Committee met six times.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust’s Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Trustees recommended by security holders. During the fiscal year ended June 30, 2009, the Nominating Committee did not meet.

Valuation Committee. The Trust’s Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, or Parish, the President or the Treasurer, a representative of the Fund’s fund accountant and, if needed, a portfolio manager or senior representative of the investment adviser to the Trust series holding securities that require fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust’s policies and procedures for determining NAV of the shares of the Trust’s series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust’s series consistent with valuation procedures approved by the Board. During the fiscal year ended June 30, 2009, the Valuation Committee met eight times.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the “QLCC”), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust’s Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended June 30, 2009, the QLCC did not meet.

B. Compensation of Trustees and Officers

Each Trustee is paid an annual retainer fee of $16,000 for service to the Trust ($20,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his/her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Trust for the fiscal year ended June 30, 2009.

Trustee	Compensation from Fund	Pension or Retirement Benefits	Total Compensation from Trust
Costas Azariadis	$1,330	N/A	$29,000
James C. Cheng	$1,330	N/A	$30,500
J. Michael Parish	$1,816	N/A	$41,750
John Y. Keffer	$0	N/A	$0

C. Investment Adviser

1. Services of Adviser

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund.

2. Ownership of Adviser

The Adviser is a privately-owned corporation organized under the laws of Maryland in 1976 and controlled by Daniel F. Dent.

3. Information Concerning Other Accounts Managed by Portfolio Manager

As of June 30, 2009, Mr. Daniel F. Dent acted as a portfolio manager for 84 other accounts with assets totaling $710 million, no other registered investment companies and no pooled investment vehicles. None of the other accounts managed by Mr. Dent paid the Adviser a performance-based fee.

4. Information Concerning Compensation by Portfolio Manager

For the period ending June 30, 2009, Mr. Dent was compensated based on a fixed base salary plus a bonus. This bonus was based on Mr. Dent’s equity participation in the ownership of the Adviser and also on the overall profitability of the Adviser based on assets under management.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

· ●
The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by the portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

· ●
If the portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.

· ●
With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

The Adviser has adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

5. Portfolio Manager Ownership in the Fund

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of June 30, 2009
Daniel F. Dent	Over $1,000,000

6. Fees

The Adviser’s fee is calculated as a percentage of the Fund’s average daily net assets invested in the Fund. The fee is accrued daily by the Fund. The Adviser’s fee is paid quarterly.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will not charge you a separate management fee on the account with respect to those assets.

The Adviser has contractually agreed to reduce a portion of its fees and reimburse certain expenses so that the Fund’s net expenses are 1.10% through October 31, 2010 (the “Expense Limitation”). The contractual fee reduction may not be changed or eliminated without the consent of the Board of Trustees.

Table 1 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of fees reduced or reimbursed by the Adviser, the actual fees received by the Adviser.. The data presented is for the past three fiscal years.

Other Provisions of the Advisory Agreement

The Adviser is not affiliated with Atlantic or any company affiliated with Atlantic. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever, except for willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

D. Distributor

1. Distribution Services

The Distributor (also known as the principal underwriter) of the shares of the Fund is located at Three Canal Plaza, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority.

Under a Distribution Agreement with the Trust dated March 31, 2009,  the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” collectively, the “Financial Institutions”) for distribution of shares of the Fund (see “Purchases through Financial Institutions”). With respect to certain Financial Institutions and related Fund “supermarket” platform arrangements, the Fund and/or the Fund’s Adviser, rather than the Distributor, typically enter into such agreements (see also, “Purchases through Financial Institutions”). These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services, including to permit employees of the Adviser to serve as registered representatives of the Distributor to facilitate distribution of Fund shares.

E. Other Fund Service Providers

1. Administrator, Accountant, Transfer Agent and Compliance Services

Atlantic and its subsidiaries  provide administration, fund accounting and transfer agency services to the Fund. Atlantic is a subsidiary of Forum Trust, LLC. Mr. John Y. Keffer, a Trustee of the Trust, is the Chairman of Atlantic and is also the founder and a substantial owner of Forum Trust, LLC, the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement, (the “Services Agreement”), the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Adviser has agreed to reimburse the Fund for Atlantic’s fees pursuant to the Expense Limitation.

As administrator, Atlantic administers the Fund’s operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Fund’s investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund .

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The  Services Agreement is terminable with or without cause and without penalty by the Trust or by Administrator on 120 days’ written notice to the other party. The Service Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. Under the Services Agreement, Atlantic and certain related parties (such as Atlantic’s officers and persons who control Atlantic) are indemnified by the Fund against any and all claims and expenses related to the Atlantic’s actions or omissions that are consistent with Atlantic’s contractual standard of care. Under the Services Agreement, in calculating the Fund’s NAV, Atlantic is deemed not to have committed an error if the NAV it calculates is within 0.1% of the actual NAV (after recalculation). The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 0.5%   or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Fund.

Atlantic   serves as transfer agent and distribution paying agent for the Fund. Atlantic is registered as a transfer agent with the Office of Comptroller of the Currency. The transfer agent and distribution paying agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

Prior to June 2, 2008, Citigroup Fund Services, LLC (“Citi”) served as the Fund’s administrator and fund accountant, pursuant to its Administration, Fund Accounting and Transfer Agency Services Agreement with the Trust dated April 20, 2007 (the “Citi Services Agreement”).

Table 3 in Appendix B shows the dollar amount of the fees accrued by the Fund to Citi, the Fund’s prior administrator, and Atlantic for administration services, the amount of the fees waived by Atlantic and Citi, and the actual fees received by Atlantic and Citi. The data is for the past three fiscal years.

 Table 4 in Appendix B shows the dollar amount of the fees accrued by the Fund to Citi, the Fund’s prior accountant, and Atlantic with respect to the Fund for fund accounting services, the amount of the fee waived by Citi and Atlantic, and the actual fees received by Citi and Atlantic. The data is for the past three fiscal years.

Atlantic provides a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), a Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Fund., as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to its Compliance Services Agreement dated June 1, 2008 (the “Compliance Services Agreement”).

For making available the CCO, the AMLCO and the Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Fund equal to (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services)and $5,000 per Fund and (ii) an annual fee of 0.01% of the Fund’s average daily net assets, subject to an annual maximum of $20,000 per Fund.

The Compliance Services Agreement continues in effect until terminated. The Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance Services Agreement, (1) Atlantic is not liable to the Fund or the Fund's shareholders for any act or omission, and (2) Atlantic and certain related parties (“Atlantic Indemnitees”) are indemnified by the Fund against any and all claims and expenses related to an Atlantic Indemnitee's actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic’s duties or by reason of reckless disregard of its obligations and duties under the Compliance Services Agreement.

Prior to June 2, 2008, Foreside Compliance Services ("FCS") provided compliance services to the Fund. Table 2 in Appendix B shows the dollar amount of the fees payable by the Fund to FCS, and Atlantic, for compliance services, the amount of the fees waived by FCS and Atlantic, and the actual fees received by FCS and Atlantic. The data is for the past three fiscal years.

2. Custodian

The Custodian, Union Bank, N.A., pursuant to an agreement with the Trust, safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian is located at 350 California, 6th Floor, San Francisco, CA, 94104.

3. Legal Counsel

K&L Gates LLP, 1601 K Street, Washington D.C. 20006, serves as legal counsel to the Trust.

4.  Independent Registered Public Accounting Firm

Briggs, Bunting & Dougherty, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Funds and provides audit and tax services.  BBD audits the annual financial statements of the Funds and provides the Funds with an audit opinion.  BBD also reviews certain regulatory filings of the Funds.

4. PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and securities convertible into common stock) are generally affected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary, in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflect the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B. Commissions Paid

Table  4 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as the aggregate commissions paid to any affiliates of the Fund or the Adviser.  The data presented are for the past three fiscal years .

C. Adviser Responsibility for Purchases and Sales

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Fund has no obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

D. Choosing Broker-Dealers

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser’s duties, the Adviser may consider payments made by brokers effecting transactions for the Fund. These payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.

The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or the broker is efficient in trade execution.

Table 5 in Appendix B lists each broker to whom the Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

E. Obtaining Research from Brokers

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals. Typically, the research will be used to service all of the Adviser’s accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services. Since most of the Adviser’s brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser’s clients and the Fund’s investors.

F. Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

G. Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust. Currently, the Adviser does not effect the transactions through any affiliates.

H. Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. A particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

I. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year.

Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses. Portfolio turnover rates of the Fund are disclosed in the Prospectus under “Financial Highlights.”

J. Securities of Regular Broker-Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parent companies of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 6 in Appendix B lists the Fund’s regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the Fund’s most recent fiscal year. Table 6 also includes the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

K. Portfolio Holdings

Portfolio holdings of a Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC.  Portfolio holdings as of the end of a Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report.  Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of a  Fund's latest semi-annual report to shareholders or a copy of a Fund's latest Form N-Q which contains the Fund's portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-CSR and Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Fund’s Adviser makes publicly available, on a semiannual basis, information regarding the Fund’s top five holdings (including name and percentage of the Fund’s assets invested in each such holding). This information is released no earlier than 60 days after the semi-annual period end.

The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for a Fund's operations that a Fund has retained them to perform.  The Adviser to a Fund has regular and continuous access to a Fund's portfolio holdings.  In addition, the Fund's Administrator, Custodian, Distributor and Fund Accountant, as well as independent auditors, proxy voting services, mailing services and financial printers may have access to a Fund's nonpublic portfolio holdings information on an ongoing basis.  The Trustees, the Fund’s officers, and legal counsel to the Trust and to the Independent Trustees may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if   the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purpose for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Adviser or the Fund, will return or promptly destroy the information.

No compensation is received by the Fund, or, to the Fund’s knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund’s portfolio holdings. The codes of ethics of the Trust, of the Adviser, and of the Distributor, are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Funds’ portfolio holdings. In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other policies that address conflicts of interest arising from the misuse of such information.

The Fund’s portfolio holdings disclosure policy is subject to review by the Fund’s CCO who will report the results of such review at least annually to the Board.  Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

THERE IS NO ASSURANCE THAT THE FUND’S PORTFOLIO HOLDINGS DISCLOSURE POLICY WILL PROTECT THE FUND AGAINST POTENTIAL MISUSE OF HOLDINGS INFORMATION BY INDIVIDUALS OR FIRMS IN POSSESSION OF THAT INFORMATION.

5. PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the transfer agent.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the NYSE is closed or trading on NYSE is restricted.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund’s availability.

B. Additional Purchase Information

Shares of the Fund are sold on a continuous basis by the Distributor. The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. At the Adviser’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1. IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

2. UGMAs/UTMAs

If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity.

3. Purchases through Financial Institutions

You may purchase and redeem shares through Financial Institutions. The Fund has authorized one or more Financial Institutions to receive on its behalf purchase orders. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund’s NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund’s Prospectus and/or the Financial Institution’s contractual arrangements with the Fund.

Financial Institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. If you purchase shares through a Financial Institution, you will be subject to the institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

The Adviser may pay certain Financial Institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for inclusion of the Fund on mutual fund “supermarket” platforms, for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

C. Additional Redemption Information

You may redeem Fund shares at the NAV .

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund’s shares as provided in the Prospectus.

1. Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may, by order, permit for the protection of the shareholders of the Fund.

2. Redemption in Kind

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

D. NAV Determination

In determining the Fund’s NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

E. Distributions

A d istribution of net investment income will be reinvested at the Fund’s NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. A distribution of net capital gain will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6. TAXATION

The tax information set forth in the Prospectus and in this section relates solely to Federal income tax law and assumes that the Fund qualifies for treatment as a “regulated investment company” under that law (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and that are not described in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisers as to the Federal, state, local and foreign tax provisions applicable to them. A. Qualification for Treatment as a Regulated Investment Company

The Fund intends for each taxable year to qualify for treatment as a “regulated investment company” under Subchapter M of the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year end of the Fund is June 30 (the same as its fiscal year end).

1. Meaning of Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders. To continue to qualify for that treatment, the Fund must satisfy the following requirements:

•
The Fund must distribute at least 90% of its investment company taxable income for the taxable year. (Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that previous tax year for purposes of satisfying this requirement.)

•
The Fund must derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign securities or other income (including gains from options futures and forward contracts) derived from its business of investing in securities or those currencies and (2) net income from an interest in a qualified publicly traded partnership (“QPTP”).

•
The Fund must satisfy the following asset diversification test at the close of each quarter of a taxable year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of the Fund’s total assets may be invested in (a) the securities of any one issuer (other than Government securities and securities of other regulated investment companies), (b) the securities (other than the securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same,  similar or related trades or businesses, or (c) the securities of one or more QPTPs.

2. Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B. Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals through December 31, 2010 at a maximum Federal tax rate of 15% (0% for individuals in lower tax brackets) provided that holding period and other requirements are met by the Fund and the shareholder. A distribution is treated as qualified dividend income by a shareholder to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gain for each taxable year. These distributions generally are made only once a year, usually in December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction or as qualified dividend income.

The Fund may have capital loss carryovers (unutilized net capital losses from prior taxable years). These capital loss carryovers (which can be used for up to eight taxable years) may be used to offset any current capital gain (whether short-or long-term). All capital loss carryovers and the taxable years in which they expired are listed in the Fund’s financial statements. Net capital losses may not be carried back.

Distribution by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in your shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

Each distribution by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund. If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

When you purchase shares, their NAV may reflect undistributed net investment income or recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund. A distribution of these amounts is taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into income in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that  year if the distribution is actually paid in January of the following year.

The Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

C. Certain Tax Rules Applicable to the Fund’s Transactions

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short-term or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and foreign currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the taxable year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of  Section 1256 of the Code.

Any option, futures contract, forward contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are

 Section 1256 contracts may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle  not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions  be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, the Fund may be subject to U.S. Federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation (with certain exceptions) if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (includinginterest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.” The Fund could elect to “mark-to market” stock in a PFIC. Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

D. Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of: (1) 98% of its ordinary taxable income for the calendar year plus (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund’s income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E. Redemption of Shares

In general, you will recognize gain or loss on the redemption of shares of the Fund in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase Fund shares (for example, by reinvesting dividends) within 30 days before or after the redemption (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. For this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted in determining the holding period of such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F. Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and, in the case of failure described in clause (1) below, the proceeds of redemptions of shares (regardless of whether you realize a gain or a loss) otherwise payable to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder’s Federal income tax liability or refunded.

G. State and Local Taxes

The tax rules of the various states of the United States and their local jurisdictions with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund.

H. Foreign Income Tax

Investment income received by the Fund from sources within foreign countries and gains it realizes on the disposition of foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income gains. It is impossible to know the effective rate of foreign tax in advance , since the amount of the Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that a Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income tax. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by a Fund.

7. OTHER MATTERS

7. Other Matters

A.	The Trust and Its Shareholders

1.    General Information
Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act.  The Trust registered for sale shares of beneficial interest in its series.  As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Absolute Opportunities Fund(4)
Absolute Strategies Fund(1)
Adams Harkness Small Cap Growth Fund
Auxier Focus Fund(2)
Beck, Mack & Oliver Global Equity Fund (f/k/a Austin Global Equity Fund)
Brown Advisory Core International Fund(4)
Brown Advisory Flexible Value Fund (f/k/a Flag
      Investors – Equity Opportunity Fund)(6)
Brown Advisory Growth Equity Fund(3)
Brown Advisory Intermediate Income Fund(3)
Brown Advisory Maryland Bond Fund(4)
Brown Advisory Opportunity Fund(3)
Brown Advisory Small-Cap Growth Fund(5)
Brown Advisory Small-Cap Value Fund(3)
Brown Advisory Small-Cap Fundamental Value Fund(3)

Brown Advisory Value Equity Fund(3)
DF Dent Premier Growth Fund
Fountainhead  Special Value Fund
Golden Large Cap Core Fund(7)
Golden Small Cap Core Fund(7)
Grisanti Brown Value Fund(7)
Merk Absolute Return Currency Fund(9)
Merk Asian Currency Fund(9)
Merk Hard Currency Fund(9)
Payson Total Return Fund
Polaris Global Value Fund
The BeeHive Fund
The Market Neutral Fund (f/k/a Dover Long/Short Sector Fund)(7)
Waterville Large Cap Value Fund(7)

(1)	The Trust registered for sale shares of beneficial interest in Institutional and R classes of this series.
(2)	The Trust registered for sale shares of beneficial interest in Investor and A classes of this series.
(3)
The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Small-Cap Fundamental Value Fund are not publicly offered.

(4)	The Trust registered for sale shares of beneficial interest in an Institutional class of these series.
(5)
The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series.  The Fund has ceased the public offering of D Shares.  This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.

(6)	The Trust registered for sale shares of beneficial interests in Institutional and A classes of these series.
(7)
The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series. Grisanti Brown Value Fund renamed its Institutional class “I Shares Class.” Currently Investor Shares of the Grisanti Brown Value Fund, Golden Large Cap Core Fund and Golden Small Cap Core Fund are not offered for sale.

(8)	The Trust registered for sale shares of beneficial interests in Institutional, A and C classes of these series.
(9)	The Trust registered for sale shares of beneficial interests in an Investor class of these series.

The Trust has an unlimited number of authorized shares of beneficial interest.  The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust. The Trust and each series and class thereof will continue indefinitely until terminated.

The Trust, the Adviser and the principal underwriter have adopted codes of ethics under Rule 1 7j- 1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Trust and each series and class thereof will continue indefinitely until terminated.

2. Series and Classes of the Trust

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class’s performance. For more information on any other class of shares of the Fund, investors may contact the transfer agent.

3. Shareholder Voting and Other Rights

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 1 2b- 1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder’s pro-rata share of all distributions arising from that series’ assets and, upon redeeming shares, will receive the portion of the series’ net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a series’) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4. Termination or Reorganization of Trust or Its Series

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company.  Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B. Fund Ownership

As of October 5, 2009, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of October 5, 2009, certain shareholders of record owned 5% or more of a class of shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 7 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of October 5, 2009, no shareholders were deemed to control the Fund. “Control” for this purpose is the ownership of 25% or more of the Fund’s voting securities.

Shareholder	Percentage of Fund Owned
None	N/A

C. Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust’s Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust’s Trust Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust and Adviser are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by contacting the transfer agent at (866) 233-3368 and (2) on the SEC’s website at http://www.sec.gov.

E. Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics under Rule 1 7j -1 of the 1940 Act, each of which is designed to eliminate conflicts of interest between a Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by a Fund, subject to certain limitations.

F. Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G. Financial Statements

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended June 30, 2009 are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon its authority as an expert in accounting and auditing.

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

A.	Long-Term Ratings

1.
Moody’s Investors Service – Long-Term Corporate Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note
Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.
Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)
Issue credit ratings are based, in varying degrees, on the following considerations:
• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
• Nature of and provisions of the obligation;
• Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

A-1

AAA	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

A-2

3.
Fitch – International Long-Term Credit Ratings
International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.
The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Speculative Grade

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative.  'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

A-3

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;
The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.
Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa
An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a
An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

A-4

ba
An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b
An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

A-5

2.	Standard and Poor’s

A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note
Dual Ratings.  Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

A-6

3.
Fitch
The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

A-7

APPENDIX B – MISCELLANEOUS TABLES

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of advisory fees accrued by the Fund, the amount of the fee reduction or expense reimbursement, if any, by the Adviser, and the actual fees received by the Adviser. The data is for the past three fiscal years.

	Advisory Fees	Advisory Fees Reduced/ Reimbursed	Advisory Fees Received
Year ended June 30, 2009	$1,507,732	$ 234,053	$ 1,273,679
Year ended June 30, 2008	$2,448,664	$95,281	$ 2,353,383
Year ended June 30, 2007	$1,021,535	$161,128	$ 860,407

Table 2 – Compliance Fees

The following table shows the dollar amount of fees payable to Foreside Compliance Services (“FCS”), the Fund’s prior provider of compliance services, and Atlantic, the amount of fee that was waived by FCS and Atlantic, if any, and the actual fees received by FCS and Atlantic.  The data is for the past three fiscal years.

	Compliance Fees	Compliance Fees Waived	Compliance Fees Received
Year ended June 30, 2009	$41,236	$ 5,097	$ 36,139
Year ended June 30, 2008	$47,410	$ 0	$ 47,410
Year Ended June 30, 2007	$25,571	$ 0	$ 25,571

Table 3 – Administration Fees

The following table shows the dollar amount of administration/ fund service fees payable to Citi, the Fund’s prior administrator, and Atlantic, with respect to the Fund, the amount of fee that was waived by Citi and Atlantic, if any, and the actual fee received by Citi and Atlantic. Fund service fees include fees for administration, transfer agency and accounting services. The data is for the past three fiscal years.

	Administration Fees	Administration Fees Waived	Administration Fees Received
Year ended June 30, 2009	$171,454	$ 0	$171,454
Year ended June 30, 2008	$251,524	$ 0	$251,524
Year ended June 30, 2007	$182,265	$ 0	$182,265

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Table  4 – Commissions

The following table shows the aggregate brokerage commissions of the Fund as well as the aggregate commissions paid to any affiliates of the Fund or the Adviser. The data is for the past three fiscal years .

	Total Brokerage Commissions ($)	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Advisor or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Advisor or Distributor	% of Transactions Executed by an Affiliate of the Fund, Advisor or Distributor
Year ended June 30, 2009	$133,288	$0	0%	0%
Year ended June 30, 2008	$226,587	$0	0%	0%
Year ended June 30, 2007	$ 75,521	$0	0%	0%

Table 5 - Directed Brokerage

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

	Broker	Amount Directed	Amount of Commissions Generated
Year ended June 30, 2009	N/A	$0	$0

                                                          Amount
Table 6 – Securities of Regular Brokers or Dealers

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s fiscal year ended June 30, 2009.

Regular Broker or Dealer	Value Held
None	N/A

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Table 7– 5% Shareholders

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of October 5, 2009.

Name and Address	% of Fund
Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	8.28

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APPENDIX C – PROXY VOTING PROCEDURES

FORUM FUNDS
POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

July 31, 2003
As Amended September 14, 2004

SECTION 1.  PURPOSE

Shareholders of the various series of Forum Funds ( the “Trust”) expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a “Fund”).  The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Fund.

SECTION 2.  RESPONSIBILITIES

(A)           Adviser.  Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an “Adviser”).  These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services.  To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

(B)           Proxy Manager.  The Trust will appoint a proxy manager (the “Proxy Manager”), who shall be an officer of the Trust.   The Proxy Manager shall oversee compliance by each Adviser and the Trust’s other service providers with these Policies.  The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures.  The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3.  SCOPE

These Policies summarize the Trust’s positions on various issues of concern to investors in issuers of publicly traded voting securities, and give guidance about how each Adviser should vote the Fund’s shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise.  Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases.  For that reason, there may be instances in which votes may vary from these Policies.

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SECTION 4.  POLICIES AND PROCEDURES FOR VOTING PROXIES

(A)           General

(1)           Use of Adviser Proxy Voting Guidelines or Proxy Voting Service.  If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2)     Independence.  The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser.  The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

(3)           Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B)           Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1)           Election of Directors.  Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2)           Appointment of Auditors.  Management recommendations will generally be supported.

(3)      Changes in State of Incorporation or Capital Structure.  Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.

(4)      Common Stock Increase Authorization.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

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(C)	Non-Routine Matters

(1)           Corporate Restructurings, Mergers and Acquisitions.  These proposals should be examined on a case-by-case basis.

(2)           Proposals Affecting Shareholder Rights.  Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3)           Anti-takeover Issues.  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4)           Executive Compensation.  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5)           Social and Political Issues.  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)           Conflicts of Interest

Each Adviser is responsible for maintaining procedures to identify conflicts of interest.  The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser.  A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board.  In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals.  The Adviser will vote the proposal according the determination and maintain records relating to this process.

(E)           Abstention

The Trust may abstain from voting proxies in certain circumstances.  The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund’s shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer.

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D.F. DENT AND COMPANY
PROXY VOTING PROCEDURES AND POLICIES REGARDING DF DENT PREMIER GROWTH FUND

As of July 31, 2003

I. GENERAL STATEMENT

D.F. Dent and Company (the “Adviser”) has discretion to vote the proxies received by DF Dent Premier Growth Fund (the “Fund”), a series of Forum Funds (the “Trust”), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Adviser will vote those proxies in the best interest of the Fund’s shareholders and in accordance with these procedures and policies.

II. POLICIES AND PROCEDURES FOR VOTING PROXIES

In its role as investment adviser to the Fund, Adviser has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust’s policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund’s investment objectives, subject to the provisions of the Trust’s policies regarding resolution of a conflict of interest with respect to the Adviser.

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A “conflict of interest,” means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Trust’s procedures as they relate to the resolution of conflicts of interest with respect to voting Fund shares.

III. RECORDKEEPING

The Portfolio Manager or their staff will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

A.	Copies of the proxy voting procedures and policies, and any amendments thereto.

B.
A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

C.	A record of each vote that the Adviser casts.

D.	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

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E. A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV. DISCLOSURE

A.
The Adviser will disclose in its Form ADV Part II that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client’s proxy.

B.
A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser’s Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

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STATEMENT OF ADDITIONAL INFORMATION

November 1, 2009

Golden Large Cap Core Fund
Institutional Shares
Investor Shares

Golden Small Cap Core Fund
Institutional Shares
Investor Shares

Investment Adviser:

Golden Capital Management, LLC
Five Resource Square, Suite 400
10715 David Taylor Drive
Charlotte, North Carolina 28262

Account Information and Shareholder Services:

Atlantic Fund Administration, LLC
P.O. Box 588
Portland, ME  04112
(800) 206-8610

This Statement of Additional Information (“SAI”) supplements the Prospectus dated, November 1, 2009, as may be amended from time to time, offering shares of the Golden Large Cap Core Fund and Golden Small Cap Core Fund, each a series of Forum Funds, a registered, open-end management investment company.  This SAI is not a prospectus. This SAI should only be read in conjunction with the Prospectus.  You may obtain the Prospectus, without charge, by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above.

Financial statements for the Funds for the fiscal period ended June 30, 2009 are included in the Annual Report to shareholders and are incorporated by reference into, and legally a part of, this SAI.  Copies of the Annual Report may be obtained, without charge, upon request by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above.

GLOSSARY	1

1. INVESTMENT POLICIES AND RISKS	2

2. INVESTMENT LIMITATIONS	10

3. MANAGEMENT	13

4. PORTFOLIO TRANSACTIONS	21

5. PURCHASE AND REDEMPTION INFORMATION	24

6. TAXATION	25

7. OTHER MATTERS	29

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS	A-1

APPENDIX B – MISCELLANEOUS TABLES	B-1

APPENDIX C – PROXY VOTING PROCEDURES	C-1

Glossary

As used in this SAI, the following terms have the meanings listed.

“Administrator” means Atlantic.

“Adviser” means Golden Capital Management, LLC

“Atlantic” means Atlantic Fund Administration, LLC.

“Board” means the Board of Trustees of the Trust.

“CFTC” means Commodities Future Trading Commission.

 “Code” means the Internal Revenue Code of 1986, as amended, the rules thereunder, IRS interpretations and any private letter  rulings or similar authority upon which the Fund may rely.

“Custodian” means Union Bank, N.A.

“Distributor” means Foreside Fund Services, LLC.

 “Fitch” means Fitch Ratings.

“Fund” means Golden Large Cap Core Fund or Golden Small Cap Core Fund.

“Fund Accountant” means Atlantic.

“Independent Trustee” means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means the U.S. Internal Revenue Services, Inc.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value per share.

 “NRSRO” means a nationally recognized statistical rating organization.

 “SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s, a Division of the McGraw Hill Companies.

“Transfer Agent” means Atlantic Shareholder Services, LLC.

“Trust” means Forum Funds.

“U.S.” means United States.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended, and including rules and resolutions as promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and including rules and regulations as promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, and including rules, and regulations and SEC interpretations and any exemptive orders or interpretive relief thereunder.

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1. Investment Policies and Risks

Each Fund is a diversified series of the Trust.  This section discusses certain investments that the Funds may make in greater detail than the Funds’ Prospectus.  Each Fund offers Institutional Shares. Currently, Investor Shares are not offered for sale. A Fund will make only those investments described below that are in accordance with its investment objectives and policies.  Please see the Funds’ Prospectus for a discussion of the principal policies and risks of investing in the Funds.

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.  The U.S. Government has already taken a number of unprecedented actions to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide.  This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples.  It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.  These events and possible continued market turbulence may have an adverse effect on the Funds.

A.	Security Ratings Information

The Funds’ investments in convertible and other debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Funds hold.  To limit credit risk, the Funds may only invest in: (1) convertible and other debt securities that are rated “Baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase; and (2) preferred stock rated “baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase.  The Funds may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Funds may purchase.  Unrated securities may not be as actively traded as rated securities.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities.  A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI.  The Funds may use these ratings to determine whether to purchase, sell or hold a security.  The Funds may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of a Fund.  Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.   Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Ratings are general and are not absolute standards of quality.  The rating of an issuer is a rating agency’s view of potential developments related to the issuer and may not necessarily reflect actual outcomes. Also, rating agencies may fail to make timely changes in credit ratings.  An issuer’s current financial condition may be better or worse than a rating indicates.

B.	Equity Securities

1.	General

Common and Preferred Stock.  Each Fund may invest in common and preferred stock.  Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends.  Dividends on common stock are not fixed but are declared at the discretion of the issuer.  Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s common stock price.

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Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, or both, although preferred stock is usually junior to the debt securities of the issuer.  Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Convertible Securities.  Each Fund may invest in convertible securities.  Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future.  A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities have unique investment characteristics in that they generally:  (1) have higher yields than the underlying common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants.  Each Fund may invest in warrants.  Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time.  The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance.  Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Depositary Receipts.  Each Fund may invest in depository receipts.  A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security.  Depositary receipts include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar global instruments. The Funds may invest up to 10% of their assets in Depositary Receipts.  ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets.  EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets.  Each Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.

2.           Risks

Common and Preferred Stock.  The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease.  Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.  Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments.  The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.  If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock.  Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile.  Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not.  The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the

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price of the common stock to rise.  If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts.  Unsponsored depositary receipts may be created without the participation of the foreign issuer.  Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt.  The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

C.           Debt Securities

1.	General

The Funds may invest in debt securities including corporate debt obligations and U.S. Government Securities.

Corporate Debt Obligations.  Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments.  Companies use these instruments to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.  Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.  In addition, the Funds may invest in corporate debt securities registered and sold in the United States by foreign issuers (Yankee bonds) and those sold outside the United States by foreign or U.S. issuers (Eurobonds).  Each Fund intends to restrict its purchases of these securities to issues denominated and payable in United States dollars.  The Funds may only invest in commercial paper that is rated in one of the two highest short-term rating categories by an NRSRO or, if unrated, is judged by the Adviser to be of comparable quality.

Financial Institution Obligations. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers’ acceptances.  The Funds may invest in negotiable certificates of deposit and bankers’ acceptances issued by commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period.  Bankers’ acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade.  Certificates of deposit which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which could reduce the Fund’s performance.

U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities.  U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (such as Fannie Mae (formerly the Federal National Mortgage Association (“FNMA”)) securities); or solely by the creditworthiness of the issuer (such as Freddie Mac (formerly the Federal Home Loan Mortgage Corporation (“FHLMC”)) securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.  No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law.  Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA’s and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under conservatorship, the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that FNMA and FHLMC maintain a positive net worth.

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Further, the U.S. Treasury has established a new secured lending credit facility that will be available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets until December 31, 2009.  Also, the U.S. Treasury has initiated a program to purchase FNMA and FHLMC mortgage-backed securities through December 31, 2009 to aid mortgage affordability.

2.	Risks

General. The market value of the interest-bearing fixed income securities held by a Fund will be affected by changes in interest rates.  There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates.  All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates.  Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities.  As a result, an investment in a Fund is subject to risk even if all fixed income securities in the Fund’s investment portfolio are paid in full at maturity.  In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.  The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Credit Risk. A Fund’s investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds.  To limit credit risk, the Funds will generally buy debt securities that are rated by an NRSRO in the top four long-term rating categories or in the top two short-term rating categories.

Each Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund’s lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Each Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase.  Unrated securities may not be as actively traded as rated securities.

D.           Options and Futures

1.           General

Each Fund may seek to hedge against either a decline in the value of securities it owns or an increase in the price of securities which it plans to purchase by purchasing and writing (selling) covered options on securities in which it invests and on any securities index based in whole or in part on securities in which the Fund may invest.  The Funds may also buy and sell stock index futures.  Both Funds may purchase and sell futures contracts on Treasury bills, Treasury bonds and other financial instruments and may write covered call options and purchase and sell out and call options on those futures contracts.  The Funds may only invest in options traded on an exchange or in an over-the-counter market.

The Trust, on behalf of the Funds, has filed a notice with the National Futures Association claiming exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “Act”) and therefore the Funds are not subject to registration or regulation as a commodity pool operator under the Act.

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2.           Options and Futures Strategies

Options on Securities.  A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price.  A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price.  The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash equal to the difference between the exercise price and the closing price of the index.

Options on Futures.  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts and Index Futures Contracts.  A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed upon price.  An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

3.           Risks of Options and Futures Transactions

There are certain investment risks associated with options and futures transactions.  These risks include: (1) dependence on the Adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund’s ability to limit exposures by closing its positions.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund.  In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day.  A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price.  There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.  A Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist.  A Fund’s activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund’s yield.

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E.           Illiquid and Restricted Securities

1.	General

A Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in illiquid securities.

The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.  The Fund has a non-fundamental policy pursuant to which it may not invest more than 15% of its net assets in illiquid securities.  If, after the time of acquisition, due to subsequent fluctuations in value or any other reasons, the value of the Fund’s illiquid securities exceeds 15%, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity and, if required by law, take appropriate steps to reduce the percentage held in illiquid securities within a reasonable amount of time. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”).

An institutional market has developed for certain restricted securities.  Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security.  If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

2.	Risks

Any security, including securities determined by the Adviser to be liquid, can become illiquid.  Limitations on resale may have an adverse effect on the marketability of a security.  The Funds may also have to register a restricted security in order to dispose of it, resulting in expense and delay.  A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience a loss or have difficulty satisfying redemptions.  There can be no assurance that a market will exist for any illiquid security at any particular time.

3.	Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid and has delegated this responsibility to the Adviser, pursuant to guidelines approved by the Board.  The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board.  The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to:  (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

F.           Leverage Transactions

1.	General

The Funds may use leverage to increase potential returns.  Leverage transactions include borrowing for other than temporary or emergency purposes. Leverage involves special risks and may involve speculative investment techniques.  Leverage exists when cash made available to a Fund through an investment technique, such as lending portfolio securities and purchasing securities on a when-issued, delayed delivery or forward commitment basis, is used to make additional Fund investments.  The Funds use these investment techniques only when the Adviser believes that the leveraging and the returns available to the Funds from investing the cash will provide investors a potentially higher return.

Senior Securities. Subject to Section 18(f)(1) of the 1940 Act, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days, to an extent that the asset coverage shall be at least 300%.

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Borrowing and Reverse Repurchase Agreements. The Fund may borrow money from a bank in amounts up to 33 1/3% of total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio. Entering into reverse repurchase agreements, pledging securities, and purchasing securities on a when-issued, delayed delivery or forward delivery basis are subject to this limitation. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund’s assets in reverse repurchase agreements will increase the volatility of the Fund’s NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

Securities Lending and Repurchase Agreements. The Fund may lend portfolio securities in an amount up to 10% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter into repurchase agreements that are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements that must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a “when-issued” and “forward commitment basis” (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

2.	Risks

Leverage creates the risk of magnified capital losses.  Losses incurred by a Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund.  Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of a Fund’s securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash.  So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested.  To the extent that the interest expense involved in leveraging

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approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.  In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Assets.  The Fund will comply with SEC guidelines regarding collateralization or coverage for investments made per these strategies and, if the guidelines require, will designate on the Fund’s books or maintain in a segregated account cash and liquid assets in the prescribed amount, which will be marked to market daily.

G.           Foreign Securities

The Funds may invest up to 20% of its total assets in foreign securities which may be denominated in foreign currencies.  Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.  All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of your assets.

Dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you.  Commission rates payable on foreign transactions are generally higher than in the United States.  Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies.  Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by a Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Funds are required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

H.           Core and Gateway®

The Funds may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to a Fund’s shareholders.  The Board will not convert a Fund to a Core and Gateway structure without notice to the shareholders.

I.   Securities of Investment Companies

Open-End and Closed-End Investment Companies.  The Fund may invest in shares of open-end and closed-end investment companies in accordance with the investment restrictions in the 1940 Act.  Under the 1940 Act, the Fund’s investments in such securities is generally limited to 3% of the outstanding voting stock of any one company, 5% of the Fund’s total assets in any one company, and 10% of the Fund’s total assets in investment companies generally.  Shares of an exchange traded fund (“ETF”) that has received exemptive relief from the SEC to permit other funds to invest in the shares without these limitations are excluded from such restrictions.  The Fund’s other investment company investments may include money market funds are generally excluded from such restrictions.

Risks.  The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the

9

investment risks associated with the other investment company.  To the extent that the Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.

Exchange-Traded Funds.  The Fund may invest in ETFs, which are registered investment companies, partnerships or trusts that are bought and sold on a securities exchange.  A Fund may also invest in exchange traded notes (“ETN”), which are structured debt securities. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer.  Most ETFs and ETNs are designed to track a particular market segment or index.  ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees.  When the Fund invests in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s or ETN’s expenses.

Risks.  The risks of owning an ETF or ETN generally reflect the risks of owning the underlying securities the ETF or ETN is designed to track, although lack of liquidity in an ETF or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF or ETN. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer.

J.           Cash or Cash Equivalents

The Funds may invest a significant portion of its total assets in cash or cash equivalents if the Adviser is unable to find investments selling at discounts to what the Adviser believes is their fair intrinsic value.

K.           Temporary Defensive Position
Each Fund may assume a temporary defensive position and may invest in money market instruments that are of prime quality.  Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return.  The money market instruments in which the Funds may invest include short-term U.S. Government Securities, commercial paper, time deposits, bankers’ acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds.

The money market instruments in which each Fund may invest may have variable or floating rates of interest.  These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.  These obligations generally are not traded, nor generally is there an established secondary market for these obligations.  To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Board may authorize future investments in other securities not listed in the SAI.

2. Investment Limitations

Except as required by the 1940 Act or the Code, such as with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

The Funds’ investment objectives cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.  A non-fundamental policy of either Fund may be changed by the Board without shareholder approval.  A Fund, however, must provide 60 days’ prior written notice if it changes its policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in certain types of investments (“80% Policy”).  If a Fund uses data based

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on a broad-based index to test compliance with its 80% Policy, the Fund will use data from the index as of the most recent prior month end.

A.	Fundamental Limitations

The Funds have adopted the following investment limitations that cannot be changed by the Board without shareholder approval.  A Fund may not:

1.           Borrowing

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund’s total assets (computed immediately after the borrowing).

2.           Concentration

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund’s total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

3.	Diversification

With respect to 75% of its assets, purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund’s total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer.

4.	Underwriting Activities

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

5.	Making Loans

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

6.           Purchases and Sales of Real Estate

Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

7.	Purchases and Sales of Commodities

Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

8.           Issuance of Senior Securities

Issue senior securities except pursuant to Section 18 of the Investment Company Act of 1940 (“1940 Act”) and except that the Fund may borrow money subject to investment limitations specified herein and in the Fund’s Prospectus.

9.           Oil, Gas & Mineral Exploration

Invest in interests in oil or gas or interests in other mineral exploration or development programs.

B.	Non-Fundamental Limitations

The Funds have adopted the following non - fundamental investment limitations that may be changed by the Board without shareholder approval.  A Fund may not:

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1.           Pledging

Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness.  The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

2.           Margin and Short Sales

Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

3.           Borrowing

Purchase securities for investment while any borrowing equaling 10% or more of the Fund’s total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund’s total assets.

4.           Illiquid Securities

Invest more than 15% of its net assets in illiquid assets such as:  (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“Restricted Securities”) that are not readily marketable.  The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

5.           Investment in Other Investment Companies

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

6.           Warrants

Invest in warrants if: (1) more than 5% of the value of the Fund’s net assets will be invested in warrants (valued at the lower of cost or market); or (2) more than 2% of the value of the Fund’s net assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.  For purpose of this limitation, warrants acquired by the Fund in units or attached to securities are deemed to have no value.

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3. Management

A.	Trustees and Officers

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders.  The following table provides information about each Board member and certain officers of the Trust.  Each Trustee and officer holds office until the person resigns, is removed, or replaced.  Unless otherwise noted, the persons have held their principal occupations for more than five years.  The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101, unless otherwise indicated.  Each Trustee oversees twenty-eight portfolios in the Trust. Mr. Keffer is considered an Interested Trustee of the Trust due to his affiliation with Atlantic.  Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. another registered, open-ended investment company.

Name and Birth Date	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen LLP (law firm) 2002 – 2003; Partner, Thelen Reid & Priest LLP (law firm) from 1995 – 2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (since 2006); Professor of Economics, University of California-Los Angeles 1992 - 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England).
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee	Since 1989
Chairman, Atlantic (since 2008); President, Forum Foundation (a charitable organization) (since 2005); President, Forum Trust, LLC (a non-depository trust company of which Atlantic is a subsidiary) (since 1997); President, Citigroup Fund Services, LLC (“Citigroup”) (2003–2005).

Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008
President, Atlantic (since 2008); Director, Consulting Services, Foreside Fund Services (January 2007- September 2007); Elder Care, (June 2005- December 2006); Director, Fund Accounting, Citigroup (December 2003-May 2005)
.

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Name and Birth Date	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic (since 2008); Section Manager/Vice President, Enterprise Support Services, Citigroup (December 2003–July 2008); Senior Manager, Support and Fund Accounting, Forum Financial Group, (August 1994-December 2003).
David Faherty Born: 1970	Vice President	Since 2009
Senior Counsel, Atlantic (since 2009); Vice President, Citi Fund Services Ohio, Inc.   (2007–2009); Associate Counsel, Investors Bank & Trust Company (2006–2007); FDIC (2005); IKON Office Solutions, Inc. (1998-2001).

Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic (since 2008); Vice President, Citigroup (2003-2008); Manager, Forum Financial Group (1993-2003).
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic (since 2008); Vice President, Citigroup (2003-2008); Manager, Forum Financial Group, (1995-2003).
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic (since 2008); Vice President, Citigroup (2005-2008); Manager, PNC, (1997-2005).
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic (since 2008); Regulatory Administration Specialist, Citigroup (2006-May 2008); Money Market/Short Term Trader, Wellington Management (1996-2002).

1Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC.  Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

B.	Trustee Ownership in the Funds and in Other Series of the Trust

Trustees	Dollar Range of Beneficial Ownership in the Funds as of December 31, 2008	Aggregate Dollar Range of Ownership as of December 31, 2008 in all Funds Overseen by Trustee in the Trust
Interested Trustee
John Y. Keffer	None	None
Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	None	Over $100,000

C.           Ownership of Securities of the Adviser and Related Companies

As of December 31, 2008, no Independent Trustee (or an immediate family member thereof) has any share ownership in the securities of the Advisor, the principal underwriter of Golden Large Cap Core Fund or Golden Small Cap Core Fund, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the Golden Large Cap Core Fund and Golden Small Cap Core Fund (not including registered investment companies).

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D.           Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees.  Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust.  It is directly responsible for the appointment, termination, compensation and oversight of work of the independent registered public accountants to the Trust.  In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls.  During the fiscal year ended June 30, 2009, the Audit Committee met six times.

 Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees.  Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members, and presenting these nominations to the Board.  The Nominating Committee will not consider any nominees for Trustee recommended by security holders.  During the fiscal year ended June 30, 2009, the Nominating Committee did not meet.

Valuation Committee. The Trust’s Valuation Committee, which meets when necessary, consists of Messrs.  Azariadis, Cheng, Keffer, or Parish , the President or the Treasurer, a representative of the Fund Accountant and, if needed, a portfolio manager or a senior representative of the investment advisers to the Trust series holding securities that require fair valuation.   Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust’s policies and procedures for determining NAV of shares of the Trust’s series.  The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust’s series consistent with valuation procedures approved by the Board.  During the fiscal year ended June 30, 2009, the Valuation Committee met eight times.

Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees.  The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust.  During the fiscal year ended June 30, 2009, the QLCC did not meet.

E.           Compensation of Trustees and Officers

Each Trustee is paid an annual retainer fee of $16,000 for service to the Trust ($20,000 for the Chairman).  In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,500 for the Chairman), $500 ($750 for the Chairman) for each short special Board meeting attended and $1,500 ($2,250 for the Chairman) for each major special Board meeting attended whether the regular or special Board meetings are attended in person or by electronic communication.  In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees.  Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by each Fund and the Fund Complex for the fiscal year ended June 30, 2009.

Trustee	Aggregate Compensation from the Golden Large Cap Core Fund	Aggregate Compensation from the Golden Small Cap Core Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Trust2
J. Michael Parish	$1,1614	$1,866	$0	$41,750
Costas Azariadis	$ 1,188	$1,370	$0	$29,000
James C. Cheng	$ 1,188	$1,370	$0	$30,500
John Y. Keffer	$ 0	$ 0	$0	$ 0

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F.           Investment Adviser

1.           Services of Adviser

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  Under the Advisory Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing a Fund’s investments and effecting portfolio transactions for a Fund, except those described in the Fee Table in the Prospectus.

Subject to the general oversight of the Board, the Adviser makes decisions regarding the investment and reinvestment of the Funds’ assets.

2.           Ownership of Adviser

The Adviser is a Delaware limited liability company. Golden Capital Management, LLC, was originally organized as a division of Smith Asset Management in 1999. In December 2000, the firm began doing business as Golden Capital Management, LLC. The managing member of the Adviser is GCM Partners, Inc., which is controlled by the Funds’ Portfolio Managers, Greg W. Golden and Jeff C. Moser.  Wells Fargo & Company, a large U.S. financial services firm headquartered in San Francisco, California, indirectly, owns 45% of the Adviser’s ownership interests, which may be deemed to be a controlling interest as defined under the 1940 Act.

3.           Information Concerning Other Accounts Managed by Portfolio Managers

The Adviser has provided the following information regarding other accounts managed by the Funds’ portfolio managers and conflicts of interest as of June 30, 2009.

As of June 30, 2009, Greg W. Golden did not act as portfolio manager for other pooled investment vehicles.  Mr. Golden acted as portfolio manager for approximately 1,600 other accounts, with a total market value of approximately $1.1 billion. Of these other accounts, two are performance fee accounts, with a total market value of approximately $280 million.

As of June 30, 2009, Mr. Golden managed no other registered investment companies.

As of June 30, 2009, Mr. Moser acted as portfolio manager for one other pooled investment vehicle, with a total market value of approximately $2.2 million.  Mr. Moser also acted as portfolio manager for approximately 3,600 other accounts, with a total market value of approximately $1.2 billion.  Of these accounts, none was a performance fee account.

As of June 30, 2009, Mr. Moser acted as the portfolio manager for one other registered investment company with a total market value of approximately $4.2 million.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account.  The Adviser employs a common research platform to evaluate all securities managed for its clients, and the Adviser may determine to trade the same security for several accounts and/or client groups at or around the same time. In an effort to assure that trade orders for different clients and client groups are executed in a fair order over the long term, the Adviser may implement a procedure that places all client groups in random sequence for trade execution. Whenever trades are executed on a rotational basis, there exists the possibility that any particular group of trades will receive a higher or lower execution price than another group in the rotation. In addition, the Adviser allocates trades within client groups on a pro-rata basis in an effort to assure equitable implementation across client accounts within each trade group. The management of multiple accounts may result in a Portfolio Manager devoting unequal time and attention to the management of a Fund and/or other account.

The Adviser has various soft dollar arrangements with registered broker-dealers pursuant to which it obtains research and related trading services that are used to manage client accounts, including the Funds.  While the services that are paid for with soft dollars are selected because the Adviser believes that they will add value to client accounts, the use of client commissions to pay for such services creates a conflict of interest.  The soft dollar services furnished by brokers may be used in servicing any or all accounts, and services obtained from one client may be used in connection with accounts that do not provide any soft dollar benefits to the Adviser.  For example, wrap programs and directed brokerage accounts, which constitute a substantial portion of the Adviser’s assets under management,

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typically do not generate soft dollar benefits for the Adviser, but those accounts may benefit from soft dollars generated by other accounts, including the Funds.

4.           Information Concerning Compensation of Portfolio Managers

The Adviser has provided the following information regarding Portfolio Manager compensation as of June 30, 2009.

The Portfolio Managers receive base compensation consisting of a fixed annual salary that is competitive with industry standards, incentive compensation and participation in the firm’s 401(k) profit sharing plan and profit incentive plans.  Individual compensation amounts are influenced by client retention, asset growth, individual performance and the profitability of the Adviser. The Adviser currently does not have a precise formula for attributing weights to each of these criteria in determining total compensation. Messrs. Golden and Moser own, indirectly, a substantial portion of the Adviser’s membership interests and, accordingly, participate in the success of the Adviser through their ownership interest in the firm.

5.           Portfolio Managers Ownership in the Funds

Portfolio Manager	Dollar Range of Beneficial Ownership in the Golden Large Cap Core Fund as of June 30, 2009	Dollar Range of Beneficial Ownership in the Golden Small Cap Core Fund as of June 30, 2009
Greg Golden	$100,001-$500,000	$100,001-$500,000
Jeff C. Moser	$100,001-$500,000	$50,001-100,000

6.           Fees

The Adviser’s fee is calculated as a percentage of the applicable Fund’s average daily net assets.  The fee, if not waived, is accrued daily by each Fund and is assessed to each class based on average net assets for the previous month. The Adviser’s fee is paid monthly based on average net assets for the previous month.  Under the terms of the Advisory Agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the Funds except brokerage costs, commissions, borrowing costs, taxes, certain compensation and expenses of the Trustees of Forum Funds, any expenses it is authorized to pay under Rule 12b-1 and extraordinary and non-recurring expenses.

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invest in a Fund.

Based on contractual waivers through October 31, 2010, the Adviser has agreed to waive its advisory fee and reimburse the Funds’ expenses to the extent that the total annual operating expenses exceed the levels listed below:

Golden Large Cap Core Fund – Institutional Shares – 0.70%
Golden Large Cap Core Fund – Investor Shares –0.95%
Golden Small Cap Core Fund – Institutional Shares –1.10%
Golden Small Cap Core Fund – Investor Shares –1.35%

The contractual waivers may be changed or eliminated with the consent of the Board of Trustees at any time.

Table 1 in Appendix B shows the dollar amount of the fees paid by the Funds to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years (or shorter period depending upon the Fund’s commencement of operations).

7.           Other Provisions of the Advisory Agreement

The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved annually.  Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

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The Advisory Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust.  The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

G.           Distributor

1.           Distribution Services

The Distributor (also known as principal underwriter) of the shares of each Fund is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority.

Under a Distribution Agreement with the Trust dated March 31, 2009, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of each Fund.  The Distributor continually distributes shares of each Fund on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” collectively, the “Financial Institutions”) for distribution of shares of each Fund (see “Purchases through Financial Institutions”).  With respect to certain Financial Institutions and related Fund “supermarket” platform arrangements, the Funds and/or the Funds’ Adviser, rather than the Distributor, typically enter into such agreements (see also, “purchases through Financial Institutions”). These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services including to permit employees of the Adviser to serve as registered representatives of the Distributor to facilitate distribution of Fund shares.

2.           Distribution Plan (Investor Shares)

The Trust has adopted a Rule 12b-1 plan (the “Plan”) under which the Funds are authorized to pay to the Distributor or any other entity approved by the Board (collectively, “Payees”) as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of the Investor Shares (which are not currently offered for sale).  The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Funds.  The plan is a core component of the distribution of Investor Shares.

The Plan provides that payees may incur expenses for distribution and service activities including but are not limited to:  (1) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and (2) providing services to holders of shares related to their investment in a Fund, including, without limitation, providing assistance in connection with responding to a Fund’s shareholder inquiries regarding the Fund’s investment objective, policies and other operational features, and inquiries regarding shareholder accounts.  Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund shares, or who provides shareholder servicing such as responding to a Fund’s shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Adviser or others in connection with the offering of a Fund’s shares for sale to the public.

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The Plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made.  The plan obligates the Funds to compensate a payee for services and not to reimburse it for expenses incurred.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees.  The Plan further provides that it may not be amended to materially increase the costs, which the Trust bears for distribution/shareholder servicing pursuant to the Plan without approval by shareholders of all Investor Shares and that other material amendments of the plan must be approved by the Independent Trustees. The Plan may be terminated with the respect to a Fund’s Investor Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of a Fund’s Investor Shares.

Currently, Investor Shares are not offered for sale. Therefore, there are no dollar amounts to show for fees payable by the Funds to the Distributor, fees waived by the Distributor or its agents or actual fees received by the Distributor and its agents under the Plan.

H.           Other Fund Service Providers

1.           Administrator, Fund Accountant, Transfer Agent and Compliance Services

Atlantic and its subsidiaries provide administration (the “Administrator”), fund accounting (the “Fund Accountant”) and transfer agency (the “Transfer Agent”) services to the Funds. Atlantic is a subsidiary of Forum Trust, LLC.  John Y. Keffer, a Trustee, is the Chairman of Atlantic and is also the founder and a substantial owner of Forum Trust, LLC, the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement (the “Services Agreement”), the Funds pay Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Funds also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month.

As Administrator, Atlantic administers the Funds’ operations with respect to the Funds except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Funds by others, including its custodian, Transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Funds’ tax returns, the preparation of financial statements and related reports to the Funds shareholders, the SEC and state and other securities administrators; (4) providing the Funds with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Funds’ investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As Fund Accountant, Atlantic provides fund accounting services to the Funds. These services include calculating the NAV of the Fund.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. The Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Funds on 120 days’ written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Atlantic is not liable to the Funds or the Funds’

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shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. Under the Services Agreement, Atlantic and certain related parties (such as Atlantic’s officers and persons who control Atlantic) are indemnified by the Funds against any and all claims and expenses related to the Atlantic’s actions or omissions that are consistent with Atlantic’s contractual standard of care. Under the Services Agreement, in calculating the Funds’ NAV, Atlantic is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Atlantic Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to  1/2 of 1% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Funds.

Atlantic, located at Three Canal Plaza, Portland, Maine 04101, serves as Transfer Agent and distribution paying agent for the Funds. Atlantic is registered as a transfer agent with the Office of Comptroller of the Currency. The Transfer Agent and distribution paying agent maintains an account for each shareholder of record of the Funds and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

Prior to June 2, 2008, Citigroup Fund Services, LLC (“Citi”) served as the Funds’ administrator and fund accountant, pursuant to its Administration, Fund Accounting and Transfer Agency Services Agreement with the Trust dated April 20, 2007 (the “Citi Services Agreement”) on terms similar to those in the Services Agreement.

Table 2 in Appendix B shows the dollar amount of the fees paid by the Adviser under the Advisory Agreement to Atlantic and Citi, the amount of fees waived by Atlantic and Citi for administration services and the actual fees received by Atlantic and Citi. The data is for the past three fiscal years.

Table 3 in Appendix B shows the dollar amount of the fees paid by the Adviser under the Advisory Agreement to Atlantic and Citi for fund accounting services, the amount of fees waived by Atlantic and Citi, and the actual fees received by Atlantic and Citi. The data is for the past three fiscal years.

Atlantic provides a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Funds, as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to its Compliance Services Agreement (the “Compliance Services Agreement”) with the Funds, on behalf of the Trust. For making available the CCO, AMLCO and Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Funds of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), (ii) $5,000 per Fund, and (iii) an annual fee of 0.01% of the Funds’ average daily net assets, subject to an annual maximum of $20,000 per Fund.

The Compliance Services Agreement continues in effect until terminated. The Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance Services Agreement, (1) Atlantic is not liable to the Funds or the Funds’ shareholders for any act or omission, and (2) Atlantic and certain related parties (“Atlantic Indemnitees”) are indemnified by the Funds against any and all claims and expenses related to an Atlantic Indemnitee’s actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic’s duties or by reason of reckless disregard of its obligations and duties under the Compliance Services Agreement.

Prior to June 2, 2008, Foreside Compliance Services (“FCS”) provided Compliance Services to the Funds on terms similar to those in the Compliance Services Agreement.

Table 4 in Appendix B shows the dollar amount of the fees paid by the Adviser under the Advisory Agreement to Atlantic and FCS for Compliance Services, the amount of the fee waived by Atlantic and FCS and the actual fees retained by Atlantic and FCS. The data is for the past three fiscal years.

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3.           Custodian

Union Bank, N.A. is the Custodian for the Funds and safeguards and controls the Funds’ cash and securities, determines income and collects interest on Fund investments.  The Custodian may employ subcustodians to provide custody of the Funds’ domestic and foreign assets.  The Custodian is located at 350 California Street, 6th Floor, San Francisco, California, 94104.

4.           Legal Counsel

K&L Gates LLP, 1601 K Street, Washington D.C. 20006, serves as legal counsel to the Trust.

5.           Independent Registered Public Accounting Firm

Briggs, Bunting & Dougherty, LLP (“BBD”) is the independent registered public accounting firm for each Fund, providing audit services, tax services and assistance with respect to the preparation of filing with the SEC.  BBD audits the annual financial statements of each Fund and provides each Fund with an audit opinion.  BBD also reviews certain regulatory filings of the Funds.

4. Portfolio Transactions

A.	How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions.  In a principal transaction, the party from whom the Funds purchase or to whom the Funds sell is acting on its own behalf (and not as the agent of some other party such as its customers).  These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities.  There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker.  In transactions on stock exchanges, commissions are negotiated.  When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.	Commissions Paid

Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Funds as well as aggregate commissions paid to an affiliate of the Funds and the Adviser.  The data presented are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

C.          Adviser Responsibility for Purchases and Sales

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser.  The Funds do not have any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Funds rather than by any formula.

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1.           Choosing Broker-Dealers

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser’s primary consideration in executing transactions for the Funds is prompt execution of orders in an effective manner and at the most favorable price available. A Fund may not always pay the lowest commission or spread available.  Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser may take into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities, brokerage and research services (described below), and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser’s duties, the Adviser may consider payments made by brokers effecting transactions for a Fund.  These payments may be made to a Fund or to other persons on behalf of a Fund for services provided to the Fund for which those other persons would be obligated to pay.

The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

Table 6 in Appendix B lists each broker to whom a Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

2.           Obtaining Research from Brokers

The Adviser has full brokerage discretion.  The Adviser evaluates the range and quality of a broker’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer.  The Adviser may give consideration to brokerage and research services furnished by brokers to the Adviser for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers.  Such services are designed to augment the Adviser’s own internal research and investment strategy capabilities.  Services may include, among other things, reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Services furnished by brokers may be used in servicing any or all of the Adviser’s accounts, including the Funds, and services obtained with commissions obtained from one client may be used in connection with accounts that do not provide any soft-dollar benefits to the Adviser.

The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

D.           Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

E.           Other Accounts of the Adviser

Investment decisions by the Adviser on behalf of the Funds and its other clients are the product of many factors, including basic suitability for the particular client involved, cash needs and other factors.  A particular security may be bought or sold for certain clients and not bought or sold for other clients at the same time.  Similarly, a particular security may be bought for one or more clients when one or more other clients are selling the security.  In some instances, one client may sell a particular security to another client.  In addition, two or more clients may simultaneously purchase or sell the same security, in which event, the transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each.  There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security.  In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

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F.           Portfolio Turnover

The frequency of portfolio transactions of the Funds (the portfolio turnover rate) will vary from year to year depending on many factors.  From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets.  An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year.  Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

G.           Securities of Regular Broker-Dealers and Wrap Program Sponsors

From time to time, a Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parent companies of those brokers and dealers.  For this purpose, regular brokers and dealers means the 10 brokers or dealers that:  (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 7 in Appendix B lists the Fund’s regular brokers and dealer whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of each Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

In addition, from time to time, a Fund may acquire securities issued by wrap program sponsors (or the parent companies of such sponsors) of wrap programs in which the Adviser participates.

H.           Portfolio Holdings

Portfolio holdings as of the end of the Funds’ annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within ten days of the mailing of the annual or semi-annual report.  Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Funds’ latest semi-annual report to shareholders or a copy of the Funds’ latest Form N-Q which contains the Funds’ portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-CSR and Form N-Q by accessing the SEC's website at www.sec.gov.

The Funds’ nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Funds’ operations that the Funds have retained them to perform.  The Adviser to the Funds has regular and continuous access to the Funds’ portfolio holdings.  In addition, the Funds’ Administrator, Custodian, Distributor and Fund Accountant as well as independent auditors, proxy voting services, mailing services and financial printers may have access to the Funds’ nonpublic portfolio holdings information on an ongoing basis.  The Trustees, the Trust’s officers, and legal counsel to the Trust and to the Independent Trustees may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Funds’ portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating/ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information.  Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if a Trust Officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders.  Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information.  Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information.  The Trust Officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust Officer’s reasons for determining to permit such disclosure.

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No compensation is received by the Funds, nor, to the Funds’ knowledge, paid to its Adviser or any other party in connection with the disclosure of the Funds’ portfolio holdings.  The codes of ethics of the Trust, the Adviser and the Distributor are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings.  In addition, the Funds’ service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Funds’ portfolio holdings disclosure policy is subject to review by the Funds’ CCO who will report the results of such review at least annually to the Board.  Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

THERE IS NO ASSURANCE THAT THE FUNDS’ PORTFOLIO HOLDINGS DISCLOSURE POLICY WILL PROTECT THE FUNDS AGAINST POTENTIAL MISUSE OF HOLDINGS INFORMATION BY INDIVIDUALS OR FIRMS IN POSSESSION OF THAT INFORMATION.

The Adviser provides investment management for accounts of clients other than the Funds, which may result in some accounts having a composition substantially similar to that of either Fund. Notwithstanding any such similarity, the Adviser and its affiliates may provide regular information to clients and others regarding the holdings in such accounts so long as no information is provided to clients other than the Funds that identifies the actual composition of a Fund, the amount of a Fund’s assets invested in a security, or specifies the extent of any such similarities.

5. Purchase and Redemption Information

A.	General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent. The Funds accept orders for the purchase or redemption of shares on any weekday except days when the NYSE is closed or trading on the NYSE is restricted. Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund’s availability. The Fund reserves the right to refuse any purchase request.

1.           IRAs
All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2.           UGMAs/UTMAs

If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a matter indicating custodial capacity.

3.           Purchases through Financial Institutions

You may purchase and redeem shares through Financial Institutions. The Funds have authorized one or more Financial Institutions to receive on their behalf purchase orders. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Funds.  Your order will be priced at the particular Fund’s NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Funds consistent with the Funds’ prospectus or the Financial Institution’s contractual arrangements with the Funds.

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Financial Institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.  If you purchase shares through a Financial Institution, you will be subject to the institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Funds directly.  No Fund is responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Funds through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

The Adviser may pay certain Financial Institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for inclusion of the Funds on mutual fund “supermarket” platforms, for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

B.           Additional Redemption Information

You may redeem Fund shares at the NAV. The Funds may redeem shares involuntarily to: (1) reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Funds’ shares as provided in the Prospectus.

1.           Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2.           Redemption-In-Kind

Redemption proceeds normally are paid in cash.  If deemed appropriate and advisable by the Adviser, the Funds may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which each Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

C.           NAV Determination

In determining the Fund’s NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by an independent pricing service.  If no sales price is reported, the mean of the last bid and ask price is used.  If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

D.           Distributions

Distributions of net investment income will be reinvested at the Fund’s NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid.  Distributions of capital gain will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution.  Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6. Taxation

The tax information set forth in the Prospectus and the information in this section relate solely to Federal income tax law and assumes that each Fund qualifies as a “regulated investment company” (as discussed below).  Such information is only a summary of certain key Federal income tax considerations affecting the Funds and their respective shareholders and that are not described in the Prospectus.  No attempt has been made to present a

25

complete explanation of the Federal tax treatment of a Fund or the tax implications to its shareholders.  The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date hereof.  Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to each Fund and its shareholders.  Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisers as to the Federal, state, local and foreign tax provisions applicable to them.

A.	Qualification as a Regulated Investment Company

Each of the Funds intends for each tax year to qualify as a “regulated investment company” under Subchapter M of the Code.  This qualification does not involve governmental supervision of management or investment practices or policies of the Funds.

The tax year-end of the Funds is June 30 (the same as the Funds’ fiscal year end).

1.           Meaning of Qualification

As a regulated investment company, each Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.  In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:

•
The Fund must distribute annually to its shareholders at least 90% of its investment company taxable income for the tax year.  (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

•
The Fund must derive at least 90% of its gross income each tax year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, foreign currencies, or other income (including gains from options and futures contracts) derived from its business of investing in such stock, securities or currencies. For tax years beginning after October 22, 2004, net income from interests in “qualified publicly traded partnerships” also constitutes qualifying income.

•
The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or for tax years beginning after October 22, 2004, in the securities of one or more “qualified publicly traded partnerships.”

2.           Failure to Qualify

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance.  It is possible that the Funds will not qualify as a regulated investment company in any given tax year.

B.           Fund Distributions

Each of the Funds anticipates distributing to its shareholders substantially all of its investment company taxable income for each tax year.  These distributions are taxable to you as ordinary income.  A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

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A portion of the Funds’ distributions may be treated as “qualified dividend income,” taxable to individuals through December 31, 2010 at a maximum Federal tax rate of 15% (0% for individuals in lower tax brackets) provided that holding period and other requirements are met by the Funds and their shareholders.  A distribution will be treated as qualified dividend income to the extent that the Funds receive dividend income from taxable domestic corporations and certain qualified foreign corporations. To the extent the Funds’ distributions are attributable to other sources, such as interest or capital gains, the distributions will not be treated as qualified dividend income. The Funds’ distributions of dividends that they received from REITs generally do not constitute “qualified dividend income.

Each of the Funds anticipates distributing to its shareholders substantially all of its net capital gain for each tax year.  These distributions generally are made only once a year, usually in November or December, but the Funds may make additional distributions of net capital gain at any time during the year.  These distributions are taxable to you as long-term capital gain, regardless of how long you have held your shares.  These distributions do not qualify for the dividends-received deduction.

The Funds may have capital loss carryovers (unutilized capital losses from prior years).  These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term).  All capital loss carryovers are listed in the Funds’ financial statements. Any such losses may not be carried back.

Distributions by the Funds that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital.  Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Funds will be treated in the manner described above regardless of whether a distribution is paid in cash or reinvested in additional shares of a Fund (or of another fund).  If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund.  Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Funds into account in the year in which they are made.  A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Funds and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the Federal income tax consequences of distributions made (or deemed made) to you during the year.

C.           Certain Tax Rules Applicable to the Funds’ Transactions

For Federal income tax purposes, when put and call options purchased by the Funds expire unexercised, the premiums paid by the Funds give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options).  When put and call options written by the Funds expire unexercised, the premiums received by the Funds give rise to short-term capital gains at the time of expiration.  When the Funds exercise a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Funds.  When the Funds exercise a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Funds is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes.  Section 1256 contracts held by the Funds at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year.  Gains or losses realized by the Funds on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses.  The Funds can elect to exempt their Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256.

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Any option, futures contract or other position entered into or held by the Funds in conjunction with any other position held by the Funds may constitute a “straddle” for Federal income tax purposes.  A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.”  In general, straddles are subject to certain rules that may affect the character and timing of the Funds’ gains and losses with respect to straddle positions by requiring, among other things, that:  (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Funds have unrealized gains with respect to the other position in such straddle; (2) the Funds’ holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.  Various elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.  In general, the straddle rules described above do not apply to any straddles held by the Funds if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Funds accrue interest or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time the Funds actually collect such receivables or pay such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss.  These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Funds’ investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Funds’ net capital gain.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States Federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders.  A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains.  Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder.  A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income."  A Fund could elect to "mark-to-market" stock in a PFIC.  Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock.  The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years.  The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election.  Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income.  The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss.  The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.  If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

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D.           Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Funds’ income must be distributed during the next calendar year.  The Funds will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Funds: (1) reduce their capital gain net income (but not below their net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year.  The Funds will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each of the Funds intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  Investors should note, however, that the Funds might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.           Sale or Redemption of Shares

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Funds in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) Fund shares within 30 days before or after the sale, exchange or redemption (a “wash sale”).  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.  In general, any gain or loss arising from the sale, exchange or redemption of shares of the Funds will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F.           Backup Withholding

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to you if you:  (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Funds that you are not subject to backup withholding or that you are a corporation or other “exempt recipient.”  Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded.

G.           State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Funds can differ from the Federal income taxation rules described above.  These state and local rules are not discussed herein.  You are urged to consult your tax adviser as to the consequences of state and local tax rules with respect to an investment in the Funds.

H.           Foreign Income Tax

Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income.  It is impossible to know the effective rate of foreign tax in advance since the amount of the Funds’ assets to be invested within various countries cannot be determined.  If more than 50% of the value of the Funds’ total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Funds will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Funds.  However, there can be no assurance that the Funds will be able to do so.  Pursuant to this election, you will be

29

required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Funds, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes.  You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Funds.

7. Other Matters

A.	The Trust and Its Shareholders

General Information
Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act.  The Trust registered for sale shares of beneficial interest in its series.  As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Absolute Opportunities Fund(4)
Absolute Strategies Fund(1)
Adams Harkness Small Cap Growth Fund
Auxier Focus Fund(2)
Beck, Mack & Oliver Global Equity Fund (f/k/a Austin Global Equity Fund)
Brown Advisory Core International Fund(4)
Brown Advisory Flexible Value Fund (f/k/a Flag
      Investors – Equity Opportunity Fund)(6)
Brown Advisory Growth Equity Fund(3)
Brown Advisory Intermediate Income Fund(3)
Brown Advisory Maryland Bond Fund(4)
Brown Advisory Opportunity Fund(3)
Brown Advisory Small-Cap Growth Fund(5)
Brown Advisory Small-Cap Value Fund(3)
Brown Advisory Small-Cap Fundamental Value Fund(3)

Brown Advisory Value Equity Fund(3)
DF Dent Premier Growth Fund
Fountainhead  Special Value Fund
Golden Large Cap Core Fund(7)
Golden Small Cap Core Fund(7)
Grisanti Brown Value Fund(7)
Merk Absolute Return Currency Fund(9)
Merk Asian Currency Fund(9)
Merk Hard Currency Fund(9)
Payson Total Return Fund
Polaris Global Value Fund
The BeeHive Fund
The Market Neutral Fund (f/k/a Dover Long/Short Sector Fund)(7)
Waterville Large Cap Value Fund(7)

(1)	The Trust registered for sale shares of beneficial interest in Institutional and R classes of this series.
(2)	The Trust registered for sale shares of beneficial interest in Investor and A classes of this series.
(3)
The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Small-Cap Fundamental Value Fund are not publicly offered.

(4)	The Trust registered for sale shares of beneficial interest in an Institutional class of these series.
(5)
The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series.  The Fund has ceased the public offering of D Shares.  This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.

(6)	The Trust registered for sale shares of beneficial interests in Institutional and A classes of these series.
(7)
The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series. Grisanti Brown Value Fund renamed its Institutional class “I Shares Class.” Currently Investor Shares of the Grisanti Brown Value Fund, Golden Large Cap Core Fund and Golden Small Cap Core Fund are not offered for sale.

(8)	The Trust registered for sale shares of beneficial interests in Institutional, A and C classes of these series.
(9)	The Trust registered for sale shares of beneficial interests in an Investor class of these series.

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The Trust has an unlimited number of authorized shares of beneficial interest.  The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust. The Trust and each series and class thereof will continue indefinitely until terminated.

2.           Series and Classes of the Trust

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class’ performance.  For more information on any other class of shares of the Fund, investors may contact the Transfer Agent.

3.           Shareholder Voting and Other Rights

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights.  Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares.  Each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law.  Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote.  The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter.  Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law.  There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder’s pro rata share of all distributions arising from that series’ assets and, upon redeeming shares, will receive the portion of the series’ net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a series’) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4.           Termination or Reorganization of Trust or its Series

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company.  Under the trust instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act.  The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B.           Fund Ownership

As of October 5, 2009, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of October 5, 2009, certain shareholders of record owned 5% or more of the shares of the Funds.  Shareholders known by the Funds to own beneficially 5% or more of the shares of the Funds are listed in Table 5 in Appendix B.

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of the Funds.  Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder

31

vote.  As of October 5, 2009, the following persons owned 25% or more of the shares of the Funds and may be deemed to control the Funds.  For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed.

Controlling Person Information

Fund	Name and Address	Shares	% Of Fund
Golden Large Cap Core Fund	Patterson & Co Omnibus 1525 W Wt Harris Blvd Charlotte, NC 28288-1151	17,388,365.936	87.82
Golden Small Cap Core Fund	Patterson & Co Omnibus 1525 W Wt Harris Blvd Charlotte, NC 28288-1151	13,672,305.994	84.32

C.           Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point.  The Trust’s Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust.  The Trust’s Trust Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series.  The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations.  The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders.  In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.           Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust and the Adviser are included in Appendix C.  Information regarding how a Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, are available (1) without charge, upon request, by contacting the Transfer Agent at (800) 540-6807 and (2) on the SEC’s website at http://www.sec.gov.

E.           Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, each of which is designed to eliminate conflicts of interest between a Fund and personnel of the Trust, the Adviser and the Distributor.  The codes permit such personnel to invest in securities, including securities that may be purchased or held by a Fund, subject to certain limitations.

F.           Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby.  The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

33

G.  Financial Statements

The financial statements of each Fund for the year ended June 30, 200 9 , are included in the Funds’ Annual Report to shareholders, and are incorporated herein by reference. The financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, and notes to financial statements. The financial statements have been audited by BBD, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

Appendix A - Description Of Securities Ratings

A.	Long-Term Ratings

1.
Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note
Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.
Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:
• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
• Nature of and provisions of the obligation;
• Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

3.
Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Speculative Grade

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative.  'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;
The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.
Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa
An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a
An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba
An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b
An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note
Dual Ratings.  Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

3.
Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Appendix B - Miscellaneous Tables

Table 1 – Investment Advisory Fees
The following table shows the dollar amount of fees paid to the Adviser with respect to the Funds, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser.  The data is for the past three fiscal years.

Golden Large Cap Core Fund	Advisory Fees	Advisory Fees Waived	Advisory Fee Received
Year Ended June 30, 2009	$943,649	$5,277	$938,372
Year Ended June 30, 2008	$1,032,109	$283,399	$748,709
Year Ended June 30, 2007	$624,829	$4,558	$620,271

Golden Small Cap Core Fund	Advisory Fees	Advisory Fees Waived	Advisory Fees Received
Year Ended June 30, 2009	$1,706,882	$6,011	$1,700,871
Year Ended June 30, 2008	$2,290,803	$436,071	$1,854,732
Year Ended June 30, 2007	$1,132,530	$5,165	$1,127,365

Table 2 – Administration Fees
The following table shows the dollar amount of fees paid by the Adviser under the Advisory Agreement to Atlantic and Citi, the Fund’s prior administrator, with respect to the Funds, the amount of fee that was waived by Atlantic and Citi, if any, and the actual fees received by Atlantic and Citi. The data is for the past three fiscal years.

Golden Large Cap Core Fund	Administration Fees	Administration Fees Waived	Administration Fees Received
Year Ended June 30, 2009	$134,840	$0	$134,840
Year Ended June 30, 2008	$132,878	$0	$132,878
Year Ended June 30, 2007	$110,830	$0	$110,830

Golden Small Cap Core Fund	Administration Fees	Administration Fees Waived	Administration Fees Received
Year Ended June 30, 2009	$152,746	$0	$152,746
Year Ended June 30, 2008	$187,667	$0	$187,667
Year Ended June 30, 2007	$116,907	$2,677	$114,230

Table 3 – Accounting Fees
The following table shows the dollar amount of fees paid by the Adviser under the Advisory Agreement to Atlantic and Citi, the Funds’ prior accountant, with respect to the Funds, the amount of fee that was waived by Atlantic and Citi, if any, and the actual fees received by Atlantic and Citi. The data is for the past three fiscal years.

Golden Large Cap Core Fund	Accounting Fees	Accounting Fees Waived	Accounting Fees Received
Year Ended June 30, 2009	$0	$0	$0
Year Ended June 30, 2008	$0	$0	$0
Year Ended June 30, 2007	$48,380	$0	$48,380

Golden Small Cap Core Fund	Accounting Fees	Accounting Fees Waived	Accounting Fees Received
Year Ended June 30, 2009	$0	$0	$0
Year Ended June 30, 2008	$0	$0	$0
Year Ended June 30, 2007	$49,691	$1,217	$48,474

Table 4 – Compliance Fees
The following tables show the dollar amount of the fees paid by the Adviser under the Advisory Agreement to Atlantic and FCS for Compliance Services, the amount of the fee waived by Atlantic and FCS and the actual fees retained by Atlantic and FCS. The data is for the past three fiscal years.

Golden Large Cap Core Fund	Compliance Fees	Compliance Fees Waived	Compliance Fees Received
Year Ended June 30, 2009	$29,124	$5,618	$23,506
Year Ended June 30, 2008	$29,073	$0	$29,073
Year Ended June 30, 2007	$24,698	$0	$24,698

Golden Small Cap Core Fund	Compliance Fees	Compliance Fees Waived	Compliance Fees Received
Year Ended June 30, 2009	$31,799	$4,752	$27,047
Year Ended June 30, 2008	$38,171	$0	$38,171
Year Ended June 30, 2007	$27,024	$0	$27,024

Table 5 – Commissions
The following table shows the aggregate brokerage commissions of the Funds.  The data is for the past three fiscal years.

Golden Large Cap Core Fund	Aggregate Brokerage Commissions Paid	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Advisor/Sub-Advisor or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Advisor/ Sub-Advisor or Distributor	% of Transactions Executed by an Affiliate of the Fund, Advisor/Sub-Advisor or Distributor
Year Ended June 30, 2009	$163,180	$0	0%	0%
Year Ended June 30, 2008	$107,330	$0	0%	0%
Year Ended June 30, 2007	$158,130	$0	0%	0%

Golden Small Cap Core Fund	Aggregate Brokerage Commissions Paid	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Advisor/ Sub-Advisor or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Advisor/Sub-Advisor or Distributor	% of Transactions Executed by an Affiliate of the Fund, Advisor/Sub-Advisor or Distributor
Year Ended June 30, 2009	$562,697	$0	0%	0%
Year Ended June 30, 2008	$449,429	$0	0%	0%
Year Ended June 30, 2007	$367,629	$0	0%	0%

Table 6 – Directed Brokerage
The following table lists each broker to whom the Funds directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom. The data is for the past three fiscal years.

Golden Large Cap Core Fund	Broker	Amount Directed	Amount of Commissions Generated
Year Ended June 30, 2009	Bny Convergex Credit Suisse Cantor Instinet Investment Technology Group, Inc. Jefferies & Co Morgan Stanley Sanford Bernstein	$12,810,713 $ 8,328,914 $23,561,996 $11,816,167 $56,291,038 $19,637,489 $22,341,880 $14,037,169	$19,972 $ 7,449 $18,373 $15,803 $57,055 $18,474 $13,023 $13,031
Year Ended June 30, 2008	Bny Convergex Cantor Instinet Investment Technology Group, Inc. Jefferies & Co Morgan Stanley Sanford Bernstein	$40,221,314 $12,648,268 $11,615,648 $23,600,427 $25,288,317 $32,930,879 $ 8,369,483	$26,727 $ 9,405 $ 6,389 $15,275 $20,199 $23,827 $ 5,507
Year Ended June 30, 2007	Bny Convergex Credit Suisse Cantor Instinet Jeffries & Co. Morgan Stanley Sanford Bernstein	$51,106,395 $56,573,124 $31,412,703 $39,950,410 $ 1,260,751 $ 6,107,681 $ 2,235,885	$44,211 $43,053 $28,505 $35,993 $ 805 $ 3,613 $ 1,950

Golden Small Cap Core Fund	Broker	Amount Directed	Amount of Commissions Generated
Year Ended June 30, 2009	Bny Convergex Credit Suisse Cantor Instinet Investment Technology Group, Inc Jefferies & Co Morgan Stanley Sanford Bernstein	$ 34,211,401 $ 26,672,666 $ 33,751,762 $108.464,696 $ 48,736,420 $ 25,410,045 $ 29,851,794 $ 3,927,317	$ 64,025 $ 45,385 $ 58,359 $183,493 $ 98,956 $ 59,057 $ 45,941 $ 7,481
Year Ended June 30, 2008	Bny Convergex Cantor Instinet Investment Technology Group, Inc. Jefferies & Co Morgan Stanley Sanford Bernstein	$28,838,099 $40,136,062 $60,487,221 $76,480,212 $91,013,365 $24,071,700 $27,796,196	$ 32,000 $ 63,944 $ 77,103 $109,500 $101,999 $ 32,182 $ 32,701
Year Ended June 30, 2007	Bny Convergex Credit Suisse Cantor Instinet Jeffries & Co. Sanford Bernstein	$23,380,759 $36,757,806 $81,324,800 $32,450,522 $72,207,280 $11,029,846	$ 31,392 $ 57,746 $119,930 $ 45,067 $ 97,581 $ 15,914

Table 7 – Securities of Regular Brokers or Dealers
The following table lists the Funds’ regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Funds’ fiscal year ended June 30, 2009.

Fund	Regular Broker or Dealer	Value of Securities Held
Golden Large Cap Core Fund	None	None
Golden Small Cap Core Fund	Investment Technology Group, Inc.	$2,020,241

Table 8 – 5% Shareholders
The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of the Funds; and (2) any person known by the Funds to own beneficially 5% or more of the outstanding shares of the Funds, as of October 5, 2009.

Fund	Name and Address	Shares	% Of Fund
Golden Large Cap Core Fund	Patterson & Co Omnibus 1525 W Wt Harris Blvd Charlotte, NC 28288-1151	17,388,365.936	87.82
	Patterson & Co Omnibus 1525 W Wt Harris Blvd Charlotte, NC 28288-1151	1,285,909.366	6.49
Golden Small Cap Core Fund	Patterson & Co Omnibus 1525 W Wt Harris Blvd Charlotte, NC 28288-1151	13,672,305.994	84.32
	Patterson & Co Omnibus 1525 W Wt Harris Blvd Charlotte, NC 28288-1151	1,187,938.006	7.33

Appendix C – PROXY VOTING PROCEDURES

FORUM FUNDS

POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

July 31, 2003
As Amended September 14, 2004

SECTION 1.  PURPOSE

Shareholders of the various series of Forum Funds ( the “Trust”) expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a “Fund”).  The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Fund.

SECTION 2.  RESPONSIBILITIES

(A)           Adviser.  Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an “Adviser”).  These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services.  To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

(B)           Proxy Manager.  The Trust will appoint a proxy manager (the “Proxy Manager”), who shall be an officer of the Trust.   The Proxy Manager shall oversee compliance by each Adviser and the Trust’s other service providers with these Policies.  The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures.  The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3.  SCOPE

These Policies summarize the Trust’s positions on various issues of concern to investors in issuers of publicly traded voting securities, and give guidance about how each Adviser should vote the Fund’s shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise.  Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases.  For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4.  POLICIES AND PROCEDURES FOR VOTING PROXIES

(A)           General

(1)           Use of Adviser Proxy Voting Guidelines or Proxy Voting Service.  If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2)     Independence.  The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser.  The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

(3)           Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B)           Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1)           Election of Directors.  Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2)           Appointment of Auditors.  Management recommendations will generally be supported.

(3)      Changes in State of Incorporation or Capital Structure.  Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.

(4)      Common Stock Increase Authorization.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

(C)	Non-Routine Matters

(1)           Corporate Restructurings, Mergers and Acquisitions.  These proposals should be examined on a case-by-case basis.

(2)           Proposals Affecting Shareholder Rights.  Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3)           Anti-takeover Issues.  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4)           Executive Compensation.  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5)           Social and Political Issues.  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)           Conflicts of Interest

Each Adviser is responsible for maintaining procedures to identify conflicts of interest.  The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser.  A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board.  In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals.  The Adviser will vote the proposal according the determination and maintain records relating to this process.

(E)           Abstention

The Trust may abstain from voting proxies in certain circumstances.  The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund’s shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer.

Golden Capital Management Proxy Voting Policy and Procedures

Policy
Golden Capital Management, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.  Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to
(a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility
Lynette Alexander has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure
Golden Capital Management has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate.  Golden Capital Management has contracted with Institutional Shareholder Services (“ISS”), a leading provider of proxy voting and corporate governance services, to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies.  While ISS makes the proxy vote recommendations, Golden Capital Management retains the ultimate authority on deciding how to vote. In general, it is Golden Capital Management's policy to vote in accordance with ISS’s recommendations.

Revised 06/13/2006
1.Voting Procedures
•           All proxy materials received on behalf of clients are forwarded to Institutional Shareholder Services;
•           ISS will determine which client accounts hold the security to which the proxy relates;
•
Absent material conflict or any disagreement by Golden Capital Management with the recommendation of ISS, ISS will determine how Golden Capital Management should vote the proxy in accordance with applicable voting guidelines, complete the proxy and submit the proxy in a timely and appropriate manner.

2. Disclosure
•
Golden Capital Management will provide conspicuously displayed information in its disclosure document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Golden Capital Management voted a client’s proxies, and that clients may request a copy of these policies and procedures.

3. Client Requests for Information
•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Lynette Alexander.

•
In response to any request Lynette Alexander will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Golden Capital Management voted the client’s proxy with respect to each proposal about which client inquired.

4. Voting Guidelines
•
In the absence of specific voting guidelines from the client, Golden Capital Management will vote proxies in the best interests of its clients. Golden Capital Management's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Golden Capital Management's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•
Golden Capital Management will generally vote in accordance with the guidelines and recommendations of ISS. However, in the event that Golden Capital Management disagrees with an ISS proxy voting recommendation, it may determine not to follow the ISS recommendation. In any such case, Golden Capital Management will communicate its determination to ISS and will document the rationale for its determination.

5. Conflicts of Interest
•	Golden Capital Management believes that through its reliance on the voting guidelines and recommendations of an independent third party, it is able to effectively eliminate and/or address most, if not all, conflicts of interest that may arise in connection with proxy voting on behalf of its clients.

•
Golden Capital Management will not be influenced by the financial or business interests of any control affiliate (e.g., Wachovia Corporation) in exercising its judgment in proxy voting determinations on behalf of its clients, except to the extent that any such control affiliate may be viewed as the client on a particular account.

•	Golden Capital Management will maintain a record of the voting resolution of any conflict of interest.

6. Recordkeeping

Lynette Alexander shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:
•           These policies and procedures and any amendments;
•           Each proxy statement that Golden Capital Management receives;
•           A record of each vote that Golden Capital Management casts;
•	Any document Golden Capital Management created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;
•           A copy of each written request from a client for information on how Golden Capital Management voted such client’s proxies, and a copy of any written response.